EQUITY FUNDS

Prospectus  June 17, 2013 (as revised September 16, 2013)

Fund and Class	Ticker
Nationwide Bailard Cognitive Value Fund Class A	NWHDX
Nationwide Bailard Cognitive Value Fund Class C	NWHEX
Nationwide Bailard Cognitive Value Fund Class M	NWHFX
Nationwide Bailard Cognitive Value Fund Institutional Class	NWHGX
Nationwide Bailard Cognitive Value Fund Institutional Service Class	NWHHX
Nationwide Bailard International Equities Fund Class A	NWHJX
Nationwide Bailard International Equities Fund Class C	NWHKX
Nationwide Bailard International Equities Fund Class M	NWHLX
Nationwide Bailard International Equities Fund Institutional Class	NWHMX
Nationwide Bailard International Equities Fund Institutional Service Class	NWHNX
Nationwide Bailard Technology & Science Fund Class A	NWHOX
Nationwide Bailard Technology & Science Fund Class C	NWHPX
Nationwide Bailard Technology & Science Fund Class M	NWHQX
Nationwide Bailard Technology & Science Fund Institutional Class	NWHTX
Nationwide Bailard Technology & Science Fund Institutional Service Class	NWHUX
Nationwide Geneva Mid Cap Growth Fund Class A	NWHVX
Nationwide Geneva Mid Cap Growth Fund Class C	NWHWX
Nationwide Geneva Mid Cap Growth Fund Institutional Class	NWKAX
Nationwide Geneva Mid Cap Growth Fund Institutional Service Class	NWHYX
Nationwide Geneva Small Cap Growth Fund Class A	NWHZX
Nationwide Geneva Small Cap Growth Fund Class C	NWKBX
Nationwide Geneva Small Cap Growth Fund Institutional Class	NWKCX
Nationwide Geneva Small Cap Growth Fund Institutional Service Class	NWKDX
Nationwide HighMark Balanced Fund Class A	NWGDX
Nationwide HighMark Balanced Fund Class C	NWGEX
Nationwide HighMark Balanced Fund Institutional Class	NWGFX
Nationwide HighMark Balanced Fund Institutional Service Class	NWGGX

Fund and Class	Ticker
Nationwide HighMark Large Cap Core Equity Fund Class A	NWGHX
Nationwide HighMark Large Cap Core Equity Fund Class C	NWGIX
Nationwide HighMark Large Cap Core Equity Fund Institutional Class	NWGJX
Nationwide HighMark Large Cap Core Equity Fund Institutional Service Class	NWGKX
Nationwide HighMark Large Cap Growth Fund Class A	NWGLX
Nationwide HighMark Large Cap Growth Fund Class C	NWGMX
Nationwide HighMark Large Cap Growth Fund Institutional Class	NWGNX
Nationwide HighMark Large Cap Growth Fund Institutional Service Class	NWGOX
Nationwide HighMark Small Cap Core Fund Class A	NWGPX
Nationwide HighMark Small Cap Core Fund Class C	NWGQX
Nationwide HighMark Small Cap Core Fund Institutional Class	NWKEX
Nationwide HighMark Small Cap Core Fund Institutional Service Class	NWGSX
Nationwide HighMark Value Fund Class A	NWGTX
Nationwide HighMark Value Fund Class C	NWGUX
Nationwide HighMark Value Fund Class U	NWGVX
Nationwide HighMark Value Fund Institutional Class	NWGWX
Nationwide HighMark Value Fund Institutional Service Class	NWKFX
Nationwide Ziegler Equity Income Fund Class A	NWGYX
Nationwide Ziegler Equity Income Fund Class C	NWGZX
Nationwide Ziegler Equity Income Fund Institutional Class	NWJAX
Nationwide Ziegler Equity Income Fund Institutional Service Class	NWJBX
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class A	NWJCX
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class C	NWJDX
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Class	NWJEX
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Service Class	NWJFX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

www.nationwide.com/mutualfunds

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4	Fund Summaries
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide HighMark Balanced Fund
Nationwide HighMark Large Cap Core Equity Fund
Nationwide HighMark Large Cap Growth Fund
Nationwide HighMark Small Cap Core Fund
Nationwide HighMark Value Fund
Nationwide Ziegler Equity Income Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

53	How the Funds Invest
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide HighMark Balanced Fund
Nationwide HighMark Large Cap Core Equity Fund
Nationwide HighMark Large Cap Growth Fund
Nationwide HighMark Small Cap Core Fund
Nationwide HighMark Value Fund
Nationwide Ziegler Equity Income Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

68	Risks of Investing in the Funds

73	Fund Management

76	Investing with Nationwide Funds
Choosing a Share Class
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
Additional Information About Fees and Expenses

86	Distributions and Taxes

88	Multi-Manager Structure

89	Financial Highlights

FUND SUMMARY: NATIONWIDE BAILARD COGNITIVE VALUE FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares	Class M Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None	None
Other Expenses[1]	0.53%	0.28%	0.28%	0.53%	0.28%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.54%	2.04%	1.04%	1.29%	1.04%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.06)%	None	None	(0.06)%	None
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.48%	2.04%	1.04%	1.23%	1.04%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.47% for Class A shares, and 1.22% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

FUND SUMMARY: NATIONWIDE BAILARD COGNITIVE VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$717	$1,028
Class C shares	307	640
Institutional Class shares	106	331
Institutional Service Class shares	125	403
Class M shares	106	331

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$207	$640

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 338.83% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund will, under normal market conditions, invest its assets primarily in common stocks of small-cap value companies that are within a market capitalization range that is similar, although not identical, to the market capitalization range of those companies found in the S&P SmallCap 600 Value Index. Under normal market conditions, the Fund may invest up to 25% of the Fund’s assets in common stocks of micro-cap companies whose market capitalization, measured at the time of purchase, is less than the minimum market capitalization for companies included in the S&P SmallCap 600 Value Index. There is no minimum market capitalization limit for the companies in which the Fund may invest. The Fund’s subadviser seeks to add value to the Fund’s portfolio through stock selection while maintaining a risk profile that is appropriate relative to the S&P SmallCap 600 Value Index. The subadviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market.

As part of the portfolio management of the Fund, the subadviser employs Behavioral Finance techniques in an attempt to capitalize on investors’ behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or “rule of thumb” biases) and cognitive errors. The subadviser attempts to exploit investors’ biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks of foreign companies.

The Fund may use derivatives, such as options, futures and other derivatives, for investing and to hedge its investments and risk. In addition, the Fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) to provide liquidity and diversified exposure to the small cap value markets and sectors.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small-cap risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Micro-cap risk – investing in micro-cap companies involves greater risk than in investing in small, medium or large capitalization companies because the stocks of micro-cap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, micro-cap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may at times be out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Exchange-traded funds risk – An investment in an ETF is subject to all of the risks of investing in the securities held by the

FUND SUMMARY: NATIONWIDE BAILARD COGNITIVE VALUE FUND (cont.)

ETF and has the same risks as investing in a closed-end fund. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, however, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures – the prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Options – When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance and may:

—	increase share price volatility and
—	result in additional tax consequences for Fund shareholders.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Cognitive Value Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to April 3, 2006 are based on the performance of the Bailard Cognitive Value Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     21.07% – 2nd qtr. 2003

Worst quarter:     -23.97% – 4th qtr. 2008

Year-to-date total return as of June 30, 2013:     12.66%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C, Class M and Institutional Service Class shares is based on the previous performance of Class A, Class C, Class M and Fiduciary Class Shares, respectively, of the Predecessor Fund. The historical

FUND SUMMARY: NATIONWIDE BAILARD COGNITIVE VALUE FUND (cont.)

performance for each of these share classes for the period prior to April 3, 2006 was based on the previous performance of the Prior Predecessor Fund, and had been adjusted to reflect applicable sales charges and higher share class expenses than those of shares of the Prior Predecessor Fund.

The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	8.85%	2.34%	8.21%
Class A shares – After Taxes on Distributions	8.72%	2.24%	7.18%
Class A shares – After Taxes on Distributions and Sales of Shares	5.93%	1.99%	6.89%
Class C shares	13.53%	2.88%	8.19%
Class M shares	15.65%	3.91%	9.27%
Institutional Class shares	15.63%	3.84%	9.16%
Institutional Service Class shares	15.63%	3.84%	9.16%
S&P Small Cap 600 Value Index (The Index does not pay sales charges, fees, expenses or taxes.)	18.21%	4.72%	10.05%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Bailard, Inc. (“Bailard”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Thomas J. Mudge III	Director, Equity Research, Bailard	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Class M: $5,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A, C, M: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing in Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares	Class M Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None	None
Other Expenses[1]	0.42%	0.17%	0.17%	0.42%	0.17%
Total Annual Fund Operating Expenses	1.42%	1.92%	0.92%	1.17%	0.92%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

FUND SUMMARY: NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$711	$998
Class C shares	295	603
Institutional Class shares	94	293
Institutional Service Class shares	119	372
Class M shares	94	293

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$195	$603

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 96.67% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund’s holdings will be spread across multiple industries and geographic regions.

The Fund employs a disciplined, quantitative approach that focuses first on country selection and then on stock selection within individual countries. A multifactor model is used to rank countries according to their characteristics, including various measures of value, momentum and risk. The relative weighting among these characteristics changes over time according to changes in the overall conditions across global markets. The Fund’s subadviser systematically tracks these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion and risk premiums. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The subadviser’s stock selection models rank securities according to various measures of value, momentum, quality and analysts’ expectations. Instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because global economies are not synchronized, the relative importance of these factors varies by country. The subadviser generally over-weights those countries and companies that appear to be the most attractive and underweights those countries and companies that appear to be the least attractive. The subadviser aims to remain neutral with respect to sectors. In overweighting and underweighting, the subadviser may consider global market indices and its own estimates of competitor portfolio weightings.

The Fund may also invest in equity securities of U.S. companies. The Fund may use derivatives, such as forward foreign currency contracts (including forward foreign currency cross hedges), options, futures and other derivatives, for investing and to hedge its investments and risk. Such instruments will principally be used for hedging and risk management purposes, including to help protect its international stock investments from the risk of a strong U.S. dollar.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”) to provide diversified exposure to different international markets and sectors.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other

FUND SUMMARY: NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND (cont.)

significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Futures – the prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Options – When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

Exchange-traded funds risk – An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, however, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark International Opportunities Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to April 3, 2006 are based on the performance of the Bailard International Equity Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. The table also compares the Fund’s average annual total returns to a secondary broad-based securities index that measures the performance of stocks issued by companies in the developed countries of Europe, Australasia and the Far East. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     23.03% – 2nd qtr. 2009

Worst quarter:     -22.71% – 3rd qtr. 2011

Year-to-date total return as of June 30, 2013:     1.72%

FUND SUMMARY: NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND (cont.)

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C, Class M and Institutional Service Class shares is based on the previous performance of Class A, Class C, Class M and Fiduciary Class Shares, respectively, of the Predecessor Fund. The historical performance for each of these share classes for the period prior to April 3, 2006 was based on the previous performance of the Prior Predecessor Fund, and had been adjusted to reflect applicable sales charges and higher share class expenses than those of shares of the Prior Predecessor Fund.

The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	13.96%	-5.21%	8.96%
Class A shares – After Taxes on Distributions	13.90%	-5.35%	8.40%
Class A shares – After Taxes on Distributions and Sales of Shares	9.63%	-4.20%	7.93%
Class C shares	18.90%	-4.76%	8.88%
Class M shares	21.07%	-3.83%	9.95%
Institutional Class shares	20.87%	-3.97%	9.81%
Institutional Service Class shares	20.87%	-3.97%	9.81%
MSCI All Country World ex-U.S. Index Gross (The Index does not pay sales charges, fees, expenses or taxes.)	17.39%	-2.44%	10.22%
MSCI EAFE Index Net (The Index does not pay sales charges, fees, expenses or taxes.)	17.32%	-3.69%	8.21%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Bailard, Inc. (“Bailard”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Peter M. Hill	Chairman and Chief Executive Officer, Bailard	Since 2013
Anthony Craddock	Senior Vice President, Bailard	Since 2013
Eric P. Leve	Chief Investment Officer, Bailard	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Class M: $5,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C, M: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing in Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares	Class M Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None	None
Other Expenses[1]	0.53%	0.28%	0.28%	0.53%	0.28%
Total Annual Fund Operating Expenses	1.53%	2.03%	1.03%	1.28%	1.03%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.08)%	None	None	(0.08)%	None
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.45%	2.03%	1.03%	1.20%	1.03%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.45% for Class A shares and 1.20% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

FUND SUMMARY: NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$714	$1,023
Class C shares	306	637
Institutional Class shares	105	328
Institutional Service Class shares	122	398
Class M shares	105	328

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$206	$637

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 44.64% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund will, under normal market conditions, invest its assets primarily in common stocks that the subadviser believes have superior sales and earnings growth potential located in the United States and abroad. It is expected that, under normal market conditions, the Fund will invest at least 80% of its net assets in established companies in the technology and science sectors, including in established companies in the semiconductor, semiconductor equipment, hardware, software, services, communications, biotechnology medical devices and pharmaceutical sectors, and may invest in other sectors if determined by the Fund’s subadviser to be in the shareholders’ best interests. The Fund may also invest up to 25% of its assets in U.S. dollar denominated stocks of foreign companies located in both developed and emerging markets.

Using a combination of qualitative and quantitative techniques, the Fund seeks to identify and invest in companies that offer superior sales and earnings growth prospects. The subadviser seeks to add value to the Fund’s portfolio through stock selection. The Fund will invest primarily in companies with market capitalizations within the market capitalization ranges of companies included in the NASDAQ-100 Index and/or the S&P North American Technology Sector Index. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The subadviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s portfolio.

The Fund may also invest opportunistically in initial public offerings (“IPOs”) and in securities of new public companies that have had their IPO within the last six months. In choosing these companies, the subadviser will utilize both public and private information sources to identify candidates it finds attractive. The Fund looks to invest in opportunities to penetrate new and existing markets specifically within the technology, biotechnology and other growth industries. In looking at particular companies, the subadviser evaluates the scope of business of a company and its competitive landscape, as well as its management team’s experience.

The Fund may use derivatives, such as options, futures and other derivatives, for investing and to hedge its investments and risk.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Sector risk – the risk associated with exposure to any one sector. Because the Fund’s investment universe consists of securities in the semiconductor, semiconductor equipment, hardware, software, services, biotechnology, medical devices and pharmaceutical sectors, the Fund has a heavy weighting in these sectors.

The Fund’s investments in technology and healthcare related sectors such as these expose the Fund to risks associated with economic conditions in the technology and healthcare markets to a greater extent than funds not concentrated in these sectors. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

FUND SUMMARY: NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND (cont.)

New public company risk – the risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets and lack of management depth.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging market risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Futures – the prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Options – When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

Performance

The returns presented for the Fund reflect the performance of the HighMark Enhanced Growth Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to April 3, 2006 are based on the performance of the Bailard Enhanced Growth Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. The table also compares the Fund’s average annual total returns to a secondary broad-based securities index that measures the performance of stocks issued by technology-related companies in the United States. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     21.84% – 1st qtr. 2012

Worst quarter:     -25.35% – 4th qtr. 2008

Year-to-date total return as of June 30, 2013:     7.12%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ

FUND SUMMARY: NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND (cont.)

from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C, Class M and Institutional Service Class shares is based on the previous performance of Class A, Class C, Class M and Fiduciary Class Shares, respectively, of the Predecessor Fund. The historical performance for each of these share classes for the period prior to April 3, 2006 was based on the previous performance of the Prior Predecessor Fund, and had been adjusted to reflect applicable sales charges and higher share class expenses than those of shares of the Prior Predecessor Fund.

The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	7.76%	0.94%	7.00%
Class A shares – After Taxes on Distributions	7.76%	0.94%	6.97%
Class A shares – After Taxes on Distributions and Sales of Shares	5.05%	0.80%	6.16%
Class C shares	12.27%	1.47%	7.00%
Class M shares	14.46%	2.50%	8.07%
Institutional Class shares	14.38%	2.46%	8.00%
Institutional Service Class shares	14.38%	2.46%	8.00%
NASDAQ-100 Index (The Index does not pay sales charges, fees, expenses or taxes.)	18.35%	5.89%	11.13%
S&P North American Technology Sector Index (The Index does not pay sales charges, fees, expenses or taxes.)	15.23%	3.54%	9.40%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Bailard, Inc. (“Bailard”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Sonya Thadhani	Chief Operating Officer/Chief Risk Officer, Bailard	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Class M: $5,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A ,C, M: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE GENEVA MID CAP GROWTH FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	0.40%	0.15%	0.15%	0.40%
Total Annual Fund Operating Expenses	1.36%	1.86%	0.86%	1.11%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

FUND SUMMARY: NATIONWIDE GENEVA MID CAP GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$706	$981
Class C shares	289	585
Institutional Class shares	88	274
Institutional Service Class shares	113	353

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$189	$585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 25.74% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund seeks to invest, under normal market conditions, in common stocks of publicly traded companies that the subadviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalization is generally within the market capitalization range of the companies represented in the Russell Midcap Index at time of purchase (“U.S. mid-cap companies”), although the Fund may invest in companies outside this range. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in U.S. mid-cap companies. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund’s holdings can have market capitalizations outside the range of the Russell Midcap Index at any given time. In selecting growth stocks for the Fund, the subadviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company’s financial statements and public disclosures). The subadviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries).

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”).

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Exchange-traded funds risk – An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, however, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Geneva Mid Cap Growth Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on

FUND SUMMARY: NATIONWIDE GENEVA MID CAP GROWTH FUND (cont.)

September 16, 2013. The returns presented for periods prior to June 8, 2009 are based on the performance of the North Track Geneva Growth Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     16.45% – 2nd qtr. 2009

Worst quarter:     -24.61% – 4th qtr. 2008

Year-to-date total return as of June 30, 2013:     10.39%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The performance of Fiduciary Class Shares for the period from June 8, 2009 to June 26, 2009 was based on the performance of Class A Shares of the Predecessor Fund and, for the period prior to June 8, 2009, of Class A shares of the Prior

Predecessor Fund. The performance of the Predecessor Fund’s Fiduciary Class Shares had been adjusted because Class A Shares of the Predecessor Fund and the Prior Predecessor Fund bore a sales charge while Fiduciary Class Shares did not bear a sales charge. However, the performance of the Predecessor Fund’s Fiduciary Class Shares was not adjusted to reflect that share class’s lower expenses than those of Class A Shares of the Predecessor Fund and the Prior Predecessor Fund.

The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	3.69%	3.50%	9.29%
Class A shares – After Taxes on Distributions	3.41%	3.38%	9.13%
Class A shares – After Taxes on Distributions and Sales of Shares	2.77%	3.00%	8.27%
Class C shares	8.07%	4.00%	9.14%
Institutional Class shares	9.97%	4.88%	10.02%
Institutional Service Class shares	9.97%	4.88%	10.02%
Russell Midcap Growth Index (The Index does not pay sales charges, fees, expenses or taxes.)	15.81%	3.23%	10.32%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Geneva Capital Management Ltd. (“Geneva Capital”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Amy S. Croen	Managing Principal, Geneva Capital	Since 2013
William A. Priebe	Managing Principal, Geneva Capital	Since 2013
Michelle J. Picard	Managing Principal, Geneva Capital	Since 2013
William Scott Priebe	Managing Principal, Geneva Capital	Since 2013

FUND SUMMARY: NATIONWIDE GENEVA MID CAP GROWTH FUND (cont.)

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE GENEVA SMALL CAP GROWTH FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	0.60%	0.35%	0.35%	0.60%
Total Annual Fund Operating Expenses	1.85%	2.35%	1.35%	1.60%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.23)%	(0.13)%	(0.13)%	(0.23)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.62%	2.22%	1.22%	1.37%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.62% for Class A shares, 2.22% for Class C shares, 1.22% for Institutional Class shares, and 1.37% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

FUND SUMMARY: NATIONWIDE GENEVA SMALL CAP GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$730	$1,102
Class C shares	325	721
Institutional Class shares	124	415
Institutional Service Class shares	139	482

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$225	$721

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 29.96% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund seeks to invest, under normal market conditions, in common stocks of publicly traded companies that the subadviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalizations are generally within the market capitalization range of the companies represented in the Russell 2000 Index at time of purchase (“U.S. small-cap companies”), although the Fund may invest in companies outside this range. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in U.S. small-cap companies. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund’s holdings can have market capitalizations outside the range of the Russell 2000 Index at any given time. In selecting growth stocks for the Fund, the subadviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company’s financial statements and public disclosures). The subadviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries).

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”).

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Small-cap risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Small companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Exchange-traded funds risk – An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, however, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Geneva Small Cap Growth Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of

FUND SUMMARY: NATIONWIDE GENEVA SMALL CAP GROWTH FUND (cont.)

the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     17.81% – 4th qtr. 2010

Worst quarter:     -16.95% – 3rd qtr. 2011

Year-to-date total return as of June 30, 2013:     16.39%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	Since Inception (6/12/09)
Class A shares – Before Taxes	9.49%	16.19%
Class A shares – After Taxes on Distributions	8.75%	15.57%
Class A shares – After Taxes on Distributions and Sales of Shares	7.15%	13.99%
Class C shares	14.17%	17.37%
Institutional Class shares	16.17%	18.35%
Institutional Service Class shares	16.17%	18.35%
Russell 2000 Growth Index (The Index does not pay sales charges, fees, expenses or taxes.)	14.59%	15.87%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Geneva Capital Management Ltd. (“Geneva Capital”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Amy S. Croen	Managing Principal, Geneva Capital	Since 2013
William A. Priebe	Managing Principal, Geneva Capital	Since 2013
Michelle J. Picard	Managing Principal, Geneva Capital	Since 2013
William Scott Priebe	Managing Principal, Geneva Capital	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

FUND SUMMARY: NATIONWIDE GENEVA SMALL CAP GROWTH FUND (cont.)

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE HIGHMARK BALANCED FUND

Objective

The Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration in selecting portfolio investments.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	1.11%	0.86%	0.86%	1.11%
Total Annual Fund Operating Expenses	1.96%	2.46%	1.46%	1.71%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.72)%	(0.62)%	(0.62)%	(0.72)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.24%	1.84%	0.84%	0.99%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.24% for Class A shares, 1.84% for Class C shares, 0.84% for Institutional Class shares, and 0.99% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

FUND SUMMARY: NATIONWIDE HIGHMARK BALANCED FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$694	$1,089
Class C shares	287	707
Institutional Class shares	86	401
Institutional Service Class shares	101	468

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$187	$707

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 44.44% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund, under normal market conditions, invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund’s specific allocation among stocks, bonds and other securities will vary depending on the subadviser’s assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 80% of the bonds will be investment grade (the four highest rating categories of nationally recognized statistical ratings organizations) at the time of purchase.

To select bonds for the Fund, the subadviser considers such factors as the potential direction of interest rates and the U.S. economy, the outlook for one sector of the bond market versus another and the value that one bond may represent versus another. The subadviser also considers the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the subadviser believes it is in shareholders’ best interest to do so.

The Fund invests its equity security allocation primarily in common stocks of U.S. large-cap companies. The Fund generally considers a company to be a large-cap company if the company’s capitalization is greater than $5 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. In particular, the subadviser looks for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 10% of the Fund’s assets in emerging market securities), including American Depositary Receipts.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which

FUND SUMMARY: NATIONWIDE HIGHMARK BALANCED FUND (cont.)

are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. American Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Emerging market risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Regulatory risk – the risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock or bond market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Balanced Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. This table also compares the Predecessor Fund’s average annual total returns to a secondary benchmark that is an unmanaged, hypothetical representation of the bond market. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     12.44% – 2nd qtr. 2009

Worst quarter:     -14.48% – 4th qtr. 2008

Year-to-date total return as of June 30, 2013:     5.28%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

FUND SUMMARY: NATIONWIDE HIGHMARK BALANCED FUND (cont.)

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	5.29%	1.99%	5.13%
Class A shares – After Taxes on Distributions	4.51%	1.59%	4.53%
Class A shares – After Taxes on Distributions and Sales of Shares	4.26%	1.57%	4.28%
Class C shares	9.83%	2.54%	5.07%
Institutional Class shares	11.74%	3.41%	5.99%
Institutional Service Class shares	11.74%	3.41%	5.99%
S&P 500 Index (The Index does not pay sales charges, fees, expenses or taxes.)	16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	4.22%	5.95%	5.18%
Blended Index[1] (The Index does not pay sales charges, fees, expenses or taxes.)	11.31%	3.81%	6.62%

[1]	The Blended Index is an unmanaged, hypothetical combination of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc. (“HighMark”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Kenneth Wemer	Vice President and Director of Equity Research, HighMark	Since 2013
E. Jack Montgomery	Vice President and Director of Fixed-Income, HighMark	Since 2013
David Wines	Vice President and Chief Fixed-Income Officer, HighMark	Since 2013
Derek Izuel	Vice President and Chief Equity Officer, HighMark	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE HIGHMARK LARGE CAP CORE EQUITY FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	0.61%	0.36%	0.36%	0.61%
Total Annual Fund Operating Expenses	1.46%	1.96%	0.96%	1.21%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.24)%	(0.14)%	(0.14)%	(0.24)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.22%	1.82%	0.82%	0.97%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.22% for Class A shares, 1.82% for Class C shares, 0.82% for Institutional Class shares, and 0.97% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

FUND SUMMARY: NATIONWIDE HIGHMARK LARGE CAP CORE EQUITY FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$692	$988
Class C shares	285	602
Institutional Class shares	84	292
Institutional Service Class shares	99	360

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$185	$602

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 62.92% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund invests primarily in common stocks of large-cap U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities of large-cap companies. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The Fund considers large cap companies as those whose capitalization is equal to or greater than the top 60% of the companies that comprise the Russell 1000 Index.

The subadviser uses an actively managed bottom-up stock selection process for choosing securities across a large-cap equity market universe. The Fund seeks to identify those securities the subadviser believes are most attractive from a fundamental perspective, based on certain valuation factors and management criteria, and the potential for price appreciation. The subadviser seeks to manage portfolio risk using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Investments are sold when, as determined by the subadviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

Under normal circumstances, the Fund generally will tend to keep cash exposure as low as practical to manage the Fund efficiently. The Fund may invest in futures and other derivative instruments to reduce the impact of any cash exposure on the Fund’s performance. The Fund may invest up to 20% of the Fund’s assets in foreign securities, including American Depositary Receipts.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. American Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Futures – the prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

FUND SUMMARY: NATIONWIDE HIGHMARK LARGE CAP CORE EQUITY FUND (cont.)

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Large Cap Core Equity Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     17.24% – 2nd qtr. 2009

Worst quarter:     -22.46% – 4th qtr. 2008

Year-to-date total return as of June 30, 2013:     13.29%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years/ Since Inception
Class A shares – Before Taxes	11.46%	1.11%	5.66%
Class A shares – After Taxes on Distributions	11.32%	0.95%	5.47%
Class A shares – After Taxes on Distributions and Sales of Shares	7.62%	0.91%	4.94%
Class C shares	16.16%	1.60%	3.92%	*
Institutional Class shares	18.25%	2.56%	6.55%
Institutional Service Class shares	18.25%	2.56%	6.55%
S&P 500 Index (The Index does not pay sales charges, fees, expenses or taxes.)	16.00%	1.66%	7.10%

*	Class C shares of the Predecessor Fund commenced operations on November 28, 2003.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc. (“HighMark”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Derek Izuel	Vice President and Chief Equity Officer, HighMark	Since 2013
Edward Herbert	Vice President and Quantitative Analyst, HighMark	Since 2013

FUND SUMMARY: NATIONWIDE HIGHMARK LARGE CAP CORE EQUITY FUND (cont.)

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE HIGHMARK LARGE CAP GROWTH FUND

Objective

The Fund seeks long-term capital appreciation through investments in U.S. equity securities; current income in incidental.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	0.61%	0.36%	0.36%	0.61%
Total Annual Fund Operating Expenses	1.46%	1.96%	0.96%	1.21%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.19)%	(0.09)%	(0.09)%	(0.19)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.27%	1.87%	0.87%	1.02%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.27% for Class A shares, 1.87% for Class C shares, 0.87% for Institutional Class shares, and 1.02% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

FUND SUMMARY: NATIONWIDE HIGHMARK LARGE CAP GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$697	$993
Class C shares	290	607
Institutional Class shares	89	297
Institutional Service Class shares	104	365

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$190	$607

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 40.75% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund invests primarily in common stocks of large U.S. growth companies utilizing a growth style of investing. In particular, the subadviser looks for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in large-cap companies. The Fund generally considers a company to be a large-cap company if the company’s capitalization is greater than $5 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 10% of the Fund’s assets in emerging market securities), including American Depositary Receipts.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. American Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Large Cap Growth Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

FUND SUMMARY: NATIONWIDE HIGHMARK LARGE CAP GROWTH FUND (cont.)

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     14.68% – 1st qtr. 2012

Worst quarter:     -20.39% – 4th qtr. 2008

Year-to-date total return as of June 30, 2013:     8.01%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	8.35%	0.99%	5.61%
Class A shares – After Taxes on Distributions	8.32%	0.93%	5.57%
Class A shares – After Taxes on Distributions and Sales of Shares	5.46%	0.84%	4.92%
Class C shares	13.00%	1.56%	5.57%
Institutional Class shares	15.00%	2.44%	6.50%
Institutional Service Class shares	15.00%	2.44%	6.50%
Russell 1000 Growth Index (The Index does not pay sales charges, fees, expenses or taxes.)	15.26%	3.12%	7.52%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc. (“HighMark”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Kenneth Wemer	Vice President and Director of Equity Research, HighMark	Since 2013
George Rokas	Vice President and Senior Equity Research Analyst/Portfolio Manager, HighMark	Since 2013
Derek Izuel	Vice President and Chief Equity Officer, HighMark	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A, C: $100
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

FUND SUMMARY: NATIONWIDE HIGHMARK LARGE CAP GROWTH FUND (cont.)

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE HIGHMARK SMALL CAP CORE FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	0.63%	0.38%	0.38%	0.63%
Total Annual Fund Operating Expenses	1.83%	2.33%	1.33%	1.58%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.21)%	(0.11)%	(0.11)%	(0.21)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.62%	2.22%	1.22%	1.37%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.62% for Class A shares, 2.22% for Class C shares, 1.22% for Institutional Class shares, and 1.37% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

FUND SUMMARY: NATIONWIDE HIGHMARK SMALL CAP CORE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$730	$1,098
Class C shares	325	717
Institutional Class shares	124	411
Institutional Service Class shares	139	478

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$225	$717

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 77.17% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund invests primarily in stocks of U.S. small-cap companies that the subadviser believes have improving earnings growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities of small-cap companies whose capitalization is within the range of the market capitalization of the companies in the Russell 2000 Index. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The subadviser uses an actively managed bottom-up stock selection process for choosing securities across the small-cap equity market universe. The subadviser seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria and potential for price appreciation to allocate security holdings. The Fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts. The subadviser seeks to manage portfolio risk using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Risk characteristics of the portfolio are monitored in an effort to minimize return volatility relative to the Russell 2000 Index. Investments are sold when, as determined by the subadviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to holdings in primarily U.S. small-cap equity securities, the Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may also invest in derivatives (including equity index futures) and exchange-traded funds (“ETFs”). Derivatives, particularly index futures and options, may be used by the Fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. Fixed-income and cash equivalent assets will generally not exceed 10% of the total assets of the Fund under normal market conditions.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small-cap risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Small companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. American Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Exchange-traded funds risk – An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, however, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

FUND SUMMARY: NATIONWIDE HIGHMARK SMALL CAP CORE FUND (cont.)

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Futures – the prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Options – When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Small Cap Core Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     19.64% – 3rd qtr. 2009

Worst quarter:     -26.93% – 4th qtr. 2008

Year-to-date total return as of June 30, 2013:     14.17%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

FUND SUMMARY: NATIONWIDE HIGHMARK SMALL CAP CORE FUND (cont.)

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	Since Inception (3/1/07)
Class A shares – Before Taxes	11.26%	3.27%	-0.33%
Class A shares – After Taxes on Distributions	11.26%	3.26%	-0.37%
Class A shares – After Taxes on Distributions and Sales of Shares	7.32%	2.80%	-0.29%
Class C shares	16.01%	3.70%	-0.04%
Institutional Class shares	18.12%	4.76%	0.93%
Institutional Service Class shares	18.12%	4.76%	0.93%
Russell 2000 Index (The Index does not pay sales charges, fees, expenses or taxes.)	16.35%	3.56%	2.66%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc. (“HighMark”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Derek Izuel	Vice President and Chief Equity Officer, HighMark	Since 2013
Edward Herbert	Vice President and Quantitative Analyst, HighMark	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE HIGHMARK VALUE FUND

Objective

The Fund seeks long-term capital growth; current income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares	Class U Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None	None
Other Expenses[1]	0.40%	0.15%	0.15%	0.40%	0.15%
Total Annual Fund Operating Expenses	1.25%	1.75%	0.75%	1.00%	0.75%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

FUND SUMMARY: NATIONWIDE HIGHMARK VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$695	$949
Class C shares	278	551
Institutional Class shares	77	240
Institutional Service Class	102	318
Class U Shares	77	240

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$178	$551

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 54.98% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund, under normal market conditions, invests in stocks and other securities that the subadviser believes are undervalued. The subadviser emphasizes a value-oriented approach to selecting stocks for the Fund’s portfolio. The subadviser first identifies stocks that it believes are undervalued relative to the market and to the security’s historical valuation. The subadviser then screens these stocks to eliminate those that it believes demonstrate excessive negative price or earnings momentum. The Fund generally will invest in mid-cap to large-cap companies, although the Fund may invest in companies of any size. The subadviser seeks to invest in a majority of companies that will pay dividends. The Fund considers a company to be a mid-cap company if its capitalization is within the range of the market capitalization of the companies in the Russell MidCap Index. The Fund considers a company to be a large-cap company if its capitalization is within the range of the market capitalization of the companies in the S&P 500 Index and/or Russell 1000 Value Index. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The Fund may invest up to 25% of the Fund’s assets in foreign securities, including American Depositary Receipts.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Value style risk – value investing carries the risk that the market will not recognize a security’s book value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. American Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Value Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. The table also compares the Fund’s average annual total returns to an unmanaged, secondary broad-based

FUND SUMMARY: NATIONWIDE HIGHMARK VALUE FUND (cont.)

securities index that measures the performance of companies within the Russell 1000 with lower price-to-book ratios and lower forecasted growth values. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     17.41% – 2nd qtr. 2003

Worst quarter:     -24.16% – 4th qtr. 2008

Year-to-date total return as of June 30, 2013:     13.13%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C, Class U and Institutional Service Class shares is based on the previous performance of Class A, Class C, Class U and Fiduciary Class Shares, respectively, of the Predecessor Fund. Class U Shares of the Predecessor Fund commenced operations on January 4, 2012. Therefore, the performance of Class U Shares before that date is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Class U shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus, and pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Class U Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	10.07%	-0.99%	6.33%
Class A shares – After Taxes on Distributions	8.53%	-1.81%	5.03%
Class A shares – After Taxes on Distributions and Sales of Shares	8.56%	-0.98%	5.39%
Class C shares	14.79%	-0.44%	6.28%
Institutional Class shares	16.94%	0.42%	7.22%
Institutional Service Class shares	16.77%	0.40%	7.21%
Class U Shares	16.94%	0.42%	7.22%
S&P 500 Index (The Index does not pay sales charges, fees, expenses or taxes.)	16.00%	1.66%	7.10%
Russell 1000 Value Index (The Index does not pay sales charges, fees, expenses or taxes.)	17.51%	0.59%	7.38%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc. (“HighMark”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Todd Lowenstein	Vice President and Director of Value Equity, HighMark	Since 2013
Keith Stribling	Vice President and Director of Value Equity, HighMark	Since 2013
Derek Izuel	Vice President and Chief Equity Officer, HighMark	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Class U: $10,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A, C: $100
Institutional Service Class, Institutional Class, Class U: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

FUND SUMMARY: NATIONWIDE HIGHMARK VALUE FUND (cont.)

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE ZIEGLER EQUITY INCOME FUND

Objective

The Fund seeks total return from income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	1.17%	0.92%	0.92%	1.17%
Total Annual Fund Operating Expenses	1.97%	2.47%	1.47%	1.72%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.82)%	(0.72)%	(0.72)%	(0.82)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.15%	1.75%	0.75%	0.90%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.15% for Class A shares, 1.75% for Class C shares, 0.75% for Institutional Class shares, and 0.90% for Institutional Service Class until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

FUND SUMMARY: NATIONWIDE ZIEGLER EQUITY INCOME FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$685	$1,083
Class C shares	278	701
Institutional Class shares	77	394
Institutional Service Class shares	92	462

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$178	$701

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 68.69% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund seeks to invest, under normal market conditions, in stocks that provide a dividend yield that is generally greater than the average yield for each stock’s representative Global Industry Classification Standard (“GICS”) sector and provide exposure across major sectors of the domestic equity market, as defined by GICS.

The subadviser uses a stock selection process that begins by identifying U.S. dividend paying common and/or preferred stocks within a market capitalization range that reflects the market capitalization range of the companies included in the Russell 1000 Value Index (the “investable universe”). The subadviser then assigns each stock within the investable universe into its appropriate GICS industry sector. The subadviser seeks to invest in stocks that provide a yield that exceeds the average yield of its representative sector. The subadviser uses additional screens throughout the stock selection process to attempt to select stocks with more favorable valuation and higher quality of earnings characteristics, such as stronger cash flows, growth potential, dividends and other favorable investment characteristics.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities.

Under normal market conditions, the Fund may invest up to 20% of its assets in various other instruments, including, but not limited to, American Depositary Receipts, bonds and index futures contracts and index options, including options on futures contracts, and other derivatives.

The Fund also may invest up to 10% of its assets in exchange traded funds (“ETFs”) and in options on ETFs. The Fund is permitted to invest more than 25% of the Fund’s net assets in common stocks of companies which operate in the financial services sector.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Exchange-traded funds risk – An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, however, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Concentration risk – The risk associated with exposure to any one industry or sector. Because the Fund seeks to invest in stocks that provide a yield that exceeds the average yield of its representative industry or sector and because a high percentage of these stocks are financial services based companies, the Fund focuses its investments (i.e., invests more than 25% of its net assets) in the financial services sector. This sector concentration exposes the Fund to risks associated with economic conditions in the financial services sector. Those risks include the following, among others:

—

Government Regulation. Companies in the financial services sector are subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. There is also the risk of government intervention in the sector, including such activities as forced receivership or restructuring of companies which could severely adversely affect the values of an investment in company stock.

—	Interest Rate Increases. The profitability of companies in this sector is adversely affected by increases in interest rates.

FUND SUMMARY: NATIONWIDE ZIEGLER EQUITY INCOME FUND (cont.)

—	Loan Losses. The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.
—	Consolidation and Competition. Newly enacted laws may result in increased inter-industry consolidation and competition in the financial sector.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Futures – the prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Options – When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

Preferred stock risk – Preferred stocks do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Fixed income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. American Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Equity Income Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to June 8, 2009 are based on the performance of the North Track Equity Income Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

FUND SUMMARY: NATIONWIDE ZIEGLER EQUITY INCOME FUND (cont.)

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     15.64% – 3rd qtr. 2009

Worst quarter:    -21.86% – 4th qtr. 2008

Year-to-date total return as of June 30, 2013:    15.20%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The performance of Fiduciary Class Shares for the period from June 8, 2009 to July 24, 2009 was based on the performance of Class A Shares of the Predecessor Fund and, for the period prior to June 8, 2009, of Class A shares of the Prior Predecessor Fund. The performance of the Predecessor Fund’s Fiduciary Class Shares had been adjusted because Class A Shares of the Predecessor Fund and the Prior Predecessor Fund bore a sales charge while Fiduciary Class Shares did not bear a sales charge. However, the performance of the Predecessor Fund’s Fiduciary Class Shares was not adjusted to reflect that share class’s lower expenses than those of Class A Shares of the Predecessor Fund and the Prior Predecessor Fund.

The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	Since Inception*
Class A shares – Before Taxes	4.59%	0.22%	2.84%
Class A shares – After Taxes on Distributions	4.16%	-0.22%	2.23%
Class A shares – After Taxes on Distributions and Sales of Shares	3.55%	0.09%	2.30%
Class C shares	8.93%	0.69%	3.02%
Institutional Class shares	11.01%	1.45%	3.65%
Institutional Service Class shares	11.01%	1.45%	3.65%
Russell 1000 Value Index (The Index does not pay sales charges, fees, expenses or taxes.)	17.51%	0.59%	3.94%

*	Class A and Fiduciary Class Shares of the Predecessor Fund commenced operations on April 1, 2005. Class C Shares of the Predecessor Fund commenced operations on April 4, 2005.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Ziegler Lotsoff Capital Management, LLC (“ZLCM”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Donald J. Nesbitt	Chief Investment Officer – Core & Value Equities, ZLCM	Since 2013
Mikhail I. Alkhazov	Vice President and Portfolio Manager, ZLCM	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

FUND SUMMARY: NATIONWIDE ZIEGLER EQUITY INCOME FUND (cont.)

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND

Objective

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index before deducting for Fund expenses.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 76 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	0.50%	0.25%	0.25%	0.50%
Total Annual Fund Operating Expenses	1.10%	1.60%	0.60%	0.85%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.02)%	None	None	(0.02)%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.08%	1.60%	0.60%	0.83%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.08% for Class A shares and 0.83% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

FUND SUMMARY: NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$679	$903
Class C shares	263	505
Institutional Class shares	61	192
Institutional Service Class shares	85	269

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$163	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 32.94% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index, before deducting for Fund expenses. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business.

To pursue its principal investment strategy, the Fund, under normal market conditions, invests substantially all of its assets in substantially all of the component securities included in the NYSE Arca Tech 100 Index in approximately the same proportions as they are represented in the NYSE Arca Tech 100 Index. The Fund will seek to invest its assets such that its coefficient of correlation to the NYSE Arca Tech 100 Index will be approximately 90%. The Fund, under normal circumstances, also will maintain at least 90% of its assets in securities that are included in the NYSE Arca Tech 100 Index, except that the Fund may fall temporarily (i.e., up to five trading days) below 90% if the Fund receives cash inflows that it cannot immediately invest, or the subadviser determines it would be imprudent to immediately invest, in securities included in the NYSE Arca Tech 100 Index.

The largest component of the NYSE Arca Tech 100 Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the NYSE Arca Tech 100 Index also includes companies in numerous other industries, such as aerospace and defense, health care equipment, biotechnology and others. Because the NYSE Arca Tech 100 Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its net assets in securities of companies in the technology sector. In order to achieve performance that more closely replicates the performance of the NYSE Arca Tech 100 Index, the Fund may invest up to 10% of its total assets in exchange-traded index futures contracts and index options, including futures contracts and options on the NASDAQ-100 Index, which are derivatives. Subject to regulatory limitations, the Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”) that are based on the NASDAQ-100 Index or, should they become available, on the NYSE Arca Tech 100 Index, or that otherwise track closely to the NYSE Arca Tech 100 Index, and in options on such ETFs.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Concentration risk – The risk associated with exposure to any one industry or sector. The Fund, from time to time, focuses its investments (i.e., invests more than 25% of its net assets) in the technology sector. This sector concentration exposes the Fund to risks associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately

FUND SUMMARY: NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND (cont.)

increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Futures – the prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Options – When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

Exchange-traded funds risk – An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, however, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark NYSE Arca Tech 100 Index Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to June 8, 2009 are based on the performance of the North Track NYSE Arca Tech 100 Index Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     22.99% – 2nd qtr. 2003

Worst quarter:     -22.21% – 4th qtr. 2008

Year-to-date total return as of June 30, 2013:     11.64%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The performance of Fiduciary Class Shares for the period from June 8, 2009 to July 23, 2009 was based on the performance of Class A Shares of the Predecessor Fund and, for the period prior to June 8, 2009, of Class A shares of the Prior Predecessor Fund. The performance of the Predecessor Fund’s Fiduciary Class Shares had been adjusted because Class A Shares of the Predecessor Fund and the Prior Predecessor Fund bore a sales charge while Fiduciary Class Shares did not bear a sales charge. However, the performance of the Predecessor Fund’s Fiduciary Class Shares was not adjusted to reflect that share class’s lower expenses than those of Class A Shares of the Predecessor Fund and the Prior Predecessor Fund.

FUND SUMMARY: NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND (cont.)

The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	13.44%	5.13%	9.82%
Class A shares – After Taxes on Distributions	13.41%	5.13%	9.82%
Class A shares – After Taxes on Distributions and Sales of Shares	8.76%	4.42%	8.77%
Class C shares	18.30%	5.65%	9.68%
Institutional Class shares	20.34%	6.53%	10.55%
Institutional Service Class shares	20.34%	6.53%	10.55%
NYSE Arca Tech 100 Index (The Index does not pay sales charges, fees, expenses or taxes.)	19.89%	6.57%	10.91%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Ziegler Lotsoff Capital Management, LLC (“ZLCM “)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Donald J. Nesbitt	Chief Investment Officer – Core & Value Equities, ZLCM	Since 2013
Mikhail I. Alkhazov	Vice President and Portfolio Manager, ZLCM	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOW THE FUNDS INVEST: NATIONWIDE BAILARD COGNITIVE VALUE FUND

Objective

The Nationwide Bailard Cognitive Value Fund seeks long-term capital appreciation. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund will, under normal market conditions, invest its assets primarily in common stocks of small-cap value companies that are within a market capitalization range that is similar, although not identical, to the market capitalization range of those companies found in the S&P SmallCap 600 Value Index. Under normal market conditions, the Fund may invest up to 25% of the Fund’s assets in common and stocks of micro-cap companies whose market capitalization, measured at the time of purchase, is less than the minimum market capitalization for companies included in the S&P SmallCap Value Index. There is no minimum market capitalization limit for the companies in which the Fund may invest. As of March 31, 2013, the market capitalization for companies included in the S&P SmallCap 600 Value Index ranged from approximately $73.9 million to $3.5 billion. The Fund’s subadviser seeks to add value to the Fund’s portfolio through stock selection while maintaining a risk profile that is appropriate relative to the S&P SmallCap 600 Value Index. The subadviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market.

As part of the portfolio management of the Fund, the subadviser employs Behavioral Finance techniques in an attempt to capitalize on investors’ behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or “rule of thumb” biases) and cognitive errors. The subadviser attempts to exploit investors’ biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks of foreign companies. The Fund also may engage in active and frequent trading of portfolio securities.

The Fund may use derivatives, such as options, futures and other derivatives, for investing and to hedge its investments and risk. In addition, the Fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) to provide liquidity and diversified exposure to the small cap value markets and sectors.

Key Terms:

Small cap companies – companies whose capitalization is within the range of the market capitalization of the companies in the S&P SmallCap 600 Value Index. As of March 31, 2013, the market capitalization for companies included in the S&P SmallCap 600 Value Index ranged from approximately $73.9 million to $3.5 billion.

Value companies – companies that may be trading at prices that do not reflect a company’s intrinsic value, based on factors such as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Micro-cap companies – companies whose capitalization is less than the minimum market capitalization for companies included in the S&P SmallCap Value Index.

Quantitative techniques – are mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

Derivatives – contracts, securities or investments the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, forwards and swaps are examples of derivatives. Using derivatives is often a cost-effective way to expose portfolios, including those with frequent cash flows, to the performance of an underlying securities index or group of securities without having to buy an appropriate proportion of each of the individual securities included in the index or group. This can allow a sleeve to maintain a higher percentage of its assets invested in the relevant market and help reduce performance deviation relative to its benchmark index.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

HOW THE FUNDS INVEST: NATIONWIDE BAILARD COGNITIVE VALUE FUND (cont.)

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, SMALL-CAP RISK, MICRO-CAP RISK, VALUE STYLE RISK, FOREIGN SECURITIES RISK, EXCHANGE-TRADED FUNDS RISK, DERIVATIVES RISK, and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objectives. If the value of the Fund’s investments goes down, you may lose money.

HOW THE FUNDS INVEST: NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND

Objective

The Nationwide Bailard International Equities Fund seeks long-term capital appreciation. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets its assets in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund’s holdings will be spread across multiple industries and geographic regions.

The Fund employs a disciplined, quantitative approach that focuses first on country selection and then on stock selection within individual countries. A multifactor model is used to rank countries according to their characteristics, including various measures of value, momentum and risk. The relative weighting among these characteristics changes over time according to changes in the overall conditions across global markets. The Fund’s subadviser systematically tracks these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion and risk premiums. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The subadviser’s stock selection models rank securities according to various measures of value, momentum, quality and analysts’ expectations. Instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because global economies are not synchronized, the relative importance of these factors varies by country. The subadviser generally over-weights those countries and companies that appear to be the most attractive and underweights those countries and companies that appear to be the least attractive. The subadviser aims to remain neutral with respect to sectors. In overweighting and underweighting, the subadviser may consider global market indices and its own estimates of competitor portfolio weightings.

The Fund may also invest in equity securities of U.S. companies. The Fund may use derivatives, such as forward foreign currency contracts (including forward foreign currency cross hedges), options, futures and other derivatives, for investing and to hedge its investments and risk. Such instruments will principally be used for hedging and risk management purposes, including to help protect its international stock investments from the risk of a strong U.S. dollar.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”) to provide diversified exposure to different international markets and sectors.
Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Emerging market countries are developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Quantitative approach – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Derivatives – contracts, securities or investments the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, forwards and swaps are examples of derivatives. Using derivatives is often a cost-effective way to expose portfolios, including those with frequent cash flows, to the performance of an underlying securities index or group of securities without having to buy an appropriate proportion of each of the individual securities included in the index or group. This can allow a sleeve to maintain a higher percentage of its assets invested in the relevant market and help reduce performance deviation relative to its benchmark index.

HOW THE FUNDS INVEST: NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND (cont.)

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, FOREIGN SECURITIES RISK, EMERGING MARKET RISK, DERIVATIVES RISK, and EXCHANGE-TRADED FUNDS RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objectives. If the value of the Fund’s investments goes down, you may lose money.

HOW THE FUNDS INVEST: NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND

Objective

The Nationwide Bailard Technology & Science Fund seeks long-term capital appreciation. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund will, under normal market conditions, invest its assets primarily in common stocks that the subadviser believes have superior sales and earnings growth potential located in the United States and abroad. It is expected that, under normal market conditions, the Fund will invest at least 80% of its net assets in established companies in the technology and science sectors, including in established companies in the semiconductor, semiconductor equipment, hardware, software, services, communications, biotechnology medical devices and pharmaceutical sectors, and may invest in other sectors if determined by the Fund’s subadviser to be in the shareholders’ best interests. The Fund may also invest up to 25% of its assets in U.S. dollar denominated stocks of foreign companies located in both developed and emerging markets.

Using a combination of qualitative and quantitative techniques, the Fund seeks to identify and invest in companies that offer superior sales and earnings growth prospects. The subadviser seeks to add value to the Fund’s portfolio through stock selection. The Fund will invest primarily in companies with market capitalizations within the market capitalization ranges of companies included in the NASDAQ-100 Index and/or the S&P North American Technology Sector Index. As of March 31, 2013, the market capitalization for companies included in the NASDAQ-100 Index and the S&P North American Technology Sector Index ranged from approximately $5.3 billion to $415.7 billion and $476.9 million to $415.7 billion, respectively. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The subadviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s portfolio.

The Fund may also invest opportunistically in initial public offerings (“IPOs”) and in securities of new public companies that have had their IPO within the last six months. In choosing these companies, the subadviser will utilize both public and private information sources to identify candidates it finds attractive. The Fund looks to invest in opportunities to penetrate new and existing markets specifically within the technology, biotechnology and other growth industries. In looking at particular companies, the subadviser evaluates the scope of business of a company and its competitive landscape, as well as its management team’s experience.

The Fund may use derivatives, such as options, futures and other derivatives, for investing and to hedge its investments and risk.

Key Terms:

Emerging markets – are developing and low—or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Quantitative techniques – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, forwards and swaps are examples of derivatives. Using derivatives is often a cost-effective way to expose portfolios, including those with frequent cash flows, to the performance of an underlying securities index or group of securities without having to buy an appropriate proportion of each of the individual securities included in the index or group. This can allow a sleeve to maintain a higher percentage of its assets invested in the relevant market and help reduce performance deviation relative to its benchmark index.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, GROWTH STYLE RISK, SECTOR RISK, NEW PUBLIC COMPANY RISK, FOREIGN SECURITIES RISK, EMERGING MARKETS RISK and DERIVATIVES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

HOW THE FUNDS INVEST: NATIONWIDE GENEVA MID CAP GROWTH FUND

Objective

The Nationwide Geneva Mid Cap Growth Fund seeks long-term capital appreciation. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund seeks to invest, under normal market conditions, in common stocks of publicly traded companies that the subadviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalization is generally within the market capitalization range of the companies represented in the Russell Midcap Index at time of purchase (“U.S. mid-cap companies”), although the Fund may invest in companies outside this range. As of March 31, 2013, the market capitalization for companies included in the Russell Midcap Index ranged from approximately $321.9 million to $29.6 billion. These capitalization ranges vary with market changes and periodic reconstitution of the Index. Just following a reconstitution, the capitalization range of an index may be significantly different than it was prior to the reconstitution. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in U.S. mid-cap companies. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund’s holdings can have market capitalizations outside the range of the Russell Midcap Index at any given time. In selecting growth stocks for the Fund, the subadviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company’s financial statements and public disclosures). The subadviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries).

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”).

Key Terms:

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

U.S. mid-cap companies – have market capitalizations similar to those of companies included in the Russell Midcap Index and which list their stock on a U.S. national securities exchange. As of March 31, 2013, the market capitalization of the largest company included in the Russell Midcap Index was $29.6 billion.

Growth stocks – stocks of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, GROWTH STYLE RISK, MID-CAP RISK and EXCHANGE- TRADED FUNDS RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objectives. If the value of the Fund’s investments goes down, you may lose money.

HOW THE FUNDS INVEST: NATIONWIDE GENEVA SMALL CAP GROWTH FUND

Objective

The Nationwide Geneva Small Cap Growth Fund seeks long-term capital appreciation. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund seeks to invest, under normal market conditions, in common stocks of publicly traded companies that the subadviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalizations are generally within the market capitalization range of the companies represented in the Russell 2000 Index at time of purchase (“U.S. small-cap companies”), although the Fund may invest in companies outside this range. As of March 31, 2013, the market capitalization for companies included in the Russell 2000 Index ranged from approximately $23.9 million to $5.9 billion. These capitalization ranges vary with market changes and periodic reconstitution of the Index. Just following a reconstitution, the capitalization range of an index may be significantly different than it was prior to the reconstitution. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in U.S. small-cap companies. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund’s holdings can have market capitalizations outside the range of the Russell 2000 Index at any given time. In selecting growth stocks for the Fund, the subadviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company’s financial statements and public disclosures). The subadviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries).

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”).

Key Terms:

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

U.S. small-cap companies – have market capitalizations similar to those of companies included in the Russell 2000® Index and which list their stock on a U.S. national securities exchange. As of March 31, 2013, the market capitalization of the largest company included in the Russell 2000® Index was $5.9 billion.

Growth stocks – stocks of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, GROWTH STYLE RISK, SMALL-CAP RISK and EXCHANGE TRADED FUNDS RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objectives. If the value of the Fund’s investments goes down, you may lose money.

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK BALANCED FUND

Objective

The Nationwide HighMark Balanced Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration in selecting portfolio investments. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund, under normal market conditions, invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund’s specific allocation among stocks, bonds and other securities will vary depending on the subadviser’s assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 80% of the bonds will be investment grade at the time of purchase. The Fund considers a security to be investment grade if it is rated BBB- or better by S&P; Baa3 or better by Moody’s; similarly rated by another nationally recognized securities rating organization; or, if not rated, determined to be of comparably high quality by the Fund’s subadviser.

To select bonds for the Fund, the subadviser considers such factors as the potential direction of interest rates and the U.S. economy, the outlook for one sector of the bond market versus another and the value that one bond may represent versus another. They also consider the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the subadviser believes it is in shareholders’ best interest to do so.

The Fund invests its equity security allocation primarily in common stocks of U.S. large-cap companies. The Fund generally considers a company to be a large-cap company if the company’s capitalization is greater than $5 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. In particular, the subadviser looks for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 10% of the Fund’s assets in emerging market securities), including American Depositary Receipts.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Maturity – is the date on which the principal amount of a security is required to be paid to investors.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Emerging markets – are developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity and fixed-income securities. For instance, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. Further, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, FOREIGN SECURITIES RISK, EMERGING MARKET RISK, FIXED-INCOME SECURITIES RISK, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK, and REGULATORY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objectives. If the value of the Fund’s investments goes down, you may lose money.

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK LARGE CAP CORE EQUITY FUND

Objective

The Nationwide HighMark Large Cap Core Equity Fund seeks long-term capital appreciation. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in common stocks of large-cap U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities of large-cap companies. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The subadviser uses an actively managed bottom-up stock selection process for choosing securities across a large-cap equity market universe. The Fund seeks to identify those securities the subadviser believes are most attractive from a fundamental perspective, based on certain valuation factors and management criteria, and the potential for price appreciation. The subadviser seeks to manage portfolio risk using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Investments are sold when, as determined by the subadviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

Under normal circumstances, the Fund generally will tend to keep cash exposure as low as practical to manage the Fund efficiently. The Fund may invest in futures and other derivative instruments to reduce the impact of any cash exposure on the Fund’s performance. The Fund may invest up to 20% of the Fund’s assets in foreign securities, including American Depositary Receipts.

Key Terms:

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Large-cap companies – companies whose capitalization is equal to or greater than the top 60% of the companies that comprise the Russell 1000 Index. As of March 31, 2013, the market capitalization for companies included in the top 60% of companies that comprise the Russell 1000 Index ranged from approximately $5.0 billion to $415.7 billion.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, forwards and swaps are examples of derivatives. Using derivatives is often a cost-effective way to expose portfolios, including those with frequent cash flows, to the performance of an underlying securities index or group of securities without having to buy an appropriate proportion of each of the individual securities included in the index or group. This can allow a sleeve to maintain a higher percentage of its assets invested in the relevant market and help reduce performance deviation relative to its benchmark index.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s subadviser may select securities that underperform the stock markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, FOREIGN SECURITIES RISK and DERIVATIVES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK LARGE CAP GROWTH FUND

Objective

The Nationwide HighMark Large Cap Growth Fund seeks long-term capital appreciation through investments in U.S. equity securities; current income is incidental. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in common stocks of large U.S. growth companies utilizing a growth style of investing. In particular, the subadviser looks for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in large-cap companies. The Fund generally considers a company to be a large-cap company if the company’s capitalization is greater than $5 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 10% of the Fund’s assets in emerging market securities), including American Depositary Receipts.

Key Terms:

Growth style – investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Large-cap companies – companies whose capitalization is greater than $5 billion.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s subadviser may select securities that underperform the stock markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, FOREIGN SECURITIES RISK, EMERGING MARKETS RISK and GROWTH STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK SMALL CAP CORE FUND

Objective

The Nationwide HighMark Small Cap Core Fund seeks long-term capital appreciation. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in stocks of U.S. small-cap companies that the subadviser believes have improving earnings growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities of small-cap companies. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The subadviser uses an actively managed bottom-up stock selection process for choosing securities across the small-cap equity market universe. The subadviser seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria and potential for price appreciation to allocate security holdings. The Fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts. The subadviser seeks to manage portfolio risk using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Risk characteristics of the portfolio are monitored in an effort to minimize return volatility relative to the Russell 2000 Index. Investments are sold when, as determined by the subadviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to holdings in primarily U.S. small-cap equity securities, the Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may also invest in derivatives (including equity index futures) and exchange-traded funds (“ETFs”). Derivatives, particularly index futures and options, may be used by the Fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. Fixed-income and cash equivalent assets will generally not exceed 10% of the total assets of the Fund under normal market conditions.

Key Terms:

Small-cap companies – companies whose capitalization is within the range of the market capitalization of the companies in the Russell 2000 Index. As of March 31, 2013, the market capitalization for companies included in the Russell 2000 Index ranged from approximately $23.9 million to $5.9 billion.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, forwards and swaps are examples of derivatives. Using derivatives is often a cost-effective way to expose portfolios, including those with frequent cash flows, to the performance of an underlying securities index or group of securities without having to buy an appropriate proportion of each of the individual securities included in the index or group. This can allow a sleeve to maintain a higher percentage of its assets invested in the relevant market and help reduce performance deviation relative to its benchmark index.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s subadviser may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, SMALL-CAP RISK, FOREIGN SECURITIES RISK, EXCHANGE-TRADED FUNDS RISK, and DERIVATIVES RISK each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK VALUE FUND

Objective

The Nationwide HighMark Value Fund seeks long-term capital growth; current income is a secondary objective. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund, under normal market conditions, invests in stocks and other securities that the subadviser believes are undervalued. The subadviser emphasizes a value-oriented approach to selecting stocks for the Fund’s portfolio. The subadviser first identifies stocks that it believes are undervalued relative to the market and to the security’s historical valuation. The subadviser then screens these stocks to eliminate those that it believes demonstrate excessive negative price or earnings momentum. The Fund generally will invest in mid-cap to large-cap companies, although the Fund may invest in companies of any size. The subadviser seeks to invest in a majority of companies that will pay dividends.

The Fund considers a company to be a large cap company if the company’s capitalization is within the range of the market capitalization of the companies in the S&P 500 Index and/or the Russell 1000 Value Index. The Fund considers a company to be a medium capitalization company if the company’s capitalization is within the range of the market capitalization of the companies in the Russell MidCap Index. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The Fund may invest up to 25% of the Fund’s assets in foreign securities, including American Depositary Receipts.

Key Terms:

Value stocks – stocks that may be trading at prices that do not reflect a company’s intrinsic value, based on factors such as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.

Mid-cap companies – companies included in the Russell MidCap Index, which as of March 31, 2013, ranged from approximately $321.9 million to $29.6 billion.

Large-cap companies – companies included in the S&P 500 Index and the Russell 1000 Value Index, which as of March 31, 2013, ranged from approximately $1.8 billion to $415.7 billion and from approximately $411.1 million to $402.8 billion, respectively.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s subadviser may select securities that underperform the stock markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, VALUE STYLE RISK, MID-CAP RISK and FOREIGN SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

HOW THE FUNDS INVEST: NATIONWIDE ZIEGLER EQUITY INCOME FUND

Objective

The Nationwide Ziegler Equity Income Fund seeks total return from income and capital appreciation. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The subadviser uses a stock selection process that begins by identifying U.S. dividend paying common and/or preferred stocks within a market capitalization range that reflects the market capitalization range of the companies included in the Russell 1000 Value Index (the “investable universe”). As of March 31, 2013, the market capitalization for companies included in the Russell 1000 Value Index ranged from approximately $411.1 million to $402.8 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. The subadviser then assigns each stock within the investable universe into its appropriate Global Industry Classification Standard (“GICS”) industry sector. The subadviser ranks each stock within each of the GICS industry sectors by its dividend yield – highest dividend yield to lowest dividend yield. The subadviser seeks to invest in stocks that provide a yield that exceeds the average yield of its representative industry sector. The subadviser uses additional screens throughout the stock selection process to attempt to select stocks with more favorable valuation and higher quality of earnings characteristics, such as stronger cash flows, growth potential, dividends and other favorable investment characteristics.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities.

Under normal market conditions, the Fund may invest up to 20% of its assets in various other instruments, including, but not limited to, American Depositary Receipts, bonds and index futures contracts and index options, including options on futures contracts, and other derivatives.

The Fund also may invest up to 10% of its assets in exchange traded funds (“ETFs”) and in options on ETFs. The Fund is permitted to invest more than 25% of the Fund’s net assets in common stocks of companies which operate in the financial services sector.

Key Terms:

Preferred stocks – a class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidations of assets. Preferred stock does not normally carry voting rights.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Options on futures – contracts that give the holder the right, but not the obligation, to enter into a specified futures contract.

Derivatives – contracts, securities or investments the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, forwards and swaps are examples of derivatives. Using derivatives is often a cost-effective way to expose portfolios, including those with frequent cash flows, to the performance of an underlying securities index or group of securities without having to buy an appropriate proportion of each of the individual securities included in the index or group. This can allow a sleeve to maintain a higher percentage of its assets invested in the relevant market and help reduce performance deviation relative to its benchmark index.

HOW THE FUNDS INVEST: NATIONWIDE ZIEGLER EQUITY INCOME FUND (cont.)

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s subadviser may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, EXCHANGE-TRADED FUNDS RISK, CONCENTRATION RISK, DERIVATIVES RISK, PREFERRED STOCK RISK, FIXED-INCOME SECURITIES RISK, and FOREIGN SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

HOW THE FUNDS INVEST: NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND

Objective

The Nationwide Ziegler NYSE Arca Tech 100 Index Fund seeks to track the total return of the NYSE Arca Tech 100 Index before deducting for Fund expenses. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index, before deducting for Fund expenses. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business. As of March 31, 2013, the market capitalization for companies included in the NYSE Arca Tech 100 Index ranged from approximately $272.5 million to $238.9 billion.

To pursue its principal investment strategy, the Fund, under normal market conditions, invests substantially all of its assets in substantially all of the component securities included in the NYSE Arca Tech 100 Index in approximately the same proportions as they are represented in the NYSE Arca Tech 100 Index. The Fund will seek to invest its assets such that its coefficient of correlation to the NYSE Arca Tech 100 Index will be approximately 90%. The Fund, under normal circumstances, also will maintain at least 90% of its assets in securities that are included in the NYSE Arca Tech 100 Index, except that the Fund may fall temporarily (i.e., up to five trading days) below 90% if the Fund receives cash inflows that it cannot immediately invest, or the subadviser determines it would be imprudent to immediately invest, in securities included in the NYSE Arca Tech 100 Index.

The largest component of the NYSE Arca Tech 100 Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the NYSE Arca Tech 100 Index also includes companies in numerous other industries, such as aerospace and defense, health care equipment, biotechnology and others. Because the NYSE Arca Tech 100 Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its net assets in securities of companies in the technology sector. In order to achieve performance that more closely replicates the performance of the NYSE Arca Tech 100 Index, the Fund may invest up to 10% of its total assets in exchange-traded index futures contracts and index options, including futures contracts and options on the NASDAQ-100 Index, which are derivatives. Subject to regulatory limitations, the Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”) that are based on the NASDAQ-100 Index or, should they become available, on the NYSE Arca Tech 100 Index, or that otherwise track closely to the NYSE Arca Tech 100 Index, and in options on such ETFs.

Key Terms:

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Coefficient of correlation – a measure that determines the degree to which two variable’s movements are associated.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Options – contracts that allows the holder to buy or sell an underlying security at a given price, known as the strike price.

Derivatives – contracts, securities or investments the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, forwards and swaps are examples of derivatives. Using derivatives is often a cost-effective way to expose portfolios, including those with frequent cash flows, to the performance of an underlying securities index or group of securities without having to buy an appropriate proportion of each of the individual securities included in the index or group. This can allow a sleeve to maintain a higher percentage of its assets invested in the relevant market and help reduce performance deviation relative to its benchmark index.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s subadviser may select securities that underperform the stock markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to STOCK MARKET RISK, INDEX FUND RISK, CONCENTRATION RISK, DERIVATIVES RISK, and EXCHANGE-TRADED FUND RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Concentration risk – The risk associated with exposure to any one industry or sector. A Fund, from time to time, may focus its investments (i.e., invests more than 25% of its net assets) in a particular sector. This sector concentration exposes the Fund to risks associated with economic conditions in the sector. This concentration may subject the Fund to increased price volatility and may result in the Fund being more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

—	the other party to the derivatives contract may fail to fulfill its obligations;
—	their use may reduce liquidity and make a Fund harder to value, especially in declining markets;
—

when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives; and

—

when a derivative is used as a hedge against an opposite position that a Fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund’s risk, it may not always perfectly offset one position with another. As a result, there is no assurance that a Fund’s hedging transactions will be effective.

Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Index options and index futures – Losses associated with index futures contracts and index options in which a Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease altogether in the secondary market for a futures contract or an option held by the Fund. A Fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position. Finally, a Fund’s options and futures strategies expose it to the correlation risks discussed above.

Nationwide Fund Advisors, with respect to its management and operation of the Funds, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets,

RISKS OF INVESTING IN THE FUNDS (cont.)

confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Exchange-traded funds risk – Exchange-traded funds (“ETFs”) are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Fixed-Income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject a Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment-grade securities.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s or unrated securities judged by a Fund’s subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

RISKS OF INVESTING IN THE FUNDS (cont.)

High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by a Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund must rely entirely on the credit assessment of a Fund’s subadviser.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund are not guaranteed.

Prepayment/call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs;
—	less stringent regulatory and accounting standards and delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure,

nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund may hold foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth

RISKS OF INVESTING IN THE FUNDS (cont.)

stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, a Fund’s performance may suffer and underperform other equity funds that use different investment styles.

Index fund risk – Index funds do not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an index Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Micro-cap risk – Investing in very small companies may offer substantial opportunities for capital growth, but they also involve substantial risks and should be considered to be speculative. Such risks may include more volatility in price than stocks of larger companies, greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, stocks of very small companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. Investing in micro-cap companies requires a longer term investment view and may not be appropriate for all investors.

Mid-cap risk – See “Small- and mid-cap risks.”

Mortgage- and asset-backed securities risk – these securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid or due to foreclosures on the underlying mortgage loans. Faster prepayments often happen when market interest rates are falling. Conversely, when interest rates rise, prepayments may happen more slowly, which can increase a security’s price volatility and cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.

New public company risk – The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets and lack of management depth.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance and may:

—	increase share price volatility and
—	result in additional tax consequences for Fund shareholders.

Preferred stock risk – Preferred stocks do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Regulatory risk – the risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if a Fund emphasizes one or more industries or economic sectors, it may be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.

Small- and mid-cap risks – in general, stocks of small- and mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund’s investment in a smaller company may lose substantial value. Investing in small- and mid-cap companies requires a longer-term investment view and may not be appropriate for all investors.

Stock market risk –a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

RISKS OF INVESTING IN THE FUNDS (cont.)

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Value style risk – over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, a Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

*  *  *  *  *  *

Temporary investments – Each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Internet site for the Trust (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust’s Board of Trustees (“Board of Trustees”), NFA also selects subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Subadvisers

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

HIGHMARK CAPITAL MANAGEMENT, INC. (“HIGHMARK”) serves as a subadviser to the Nationwide HighMark Balanced Fund, the Nationwide HighMark Large Cap Core Equity Fund, the Nationwide HighMark Large Cap Growth Fund, the Nationwide HighMark Small Cap Core Fund, and the Nationwide HighMark Value Fund. HighMark is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is organized as a California corporation. HighMark, located at 350 California Street, San Francisco, CA 94104, is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo—Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of March 31, 2013, HighMark had approximately $19.3 billion in assets under management. HighMark (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

BAILARD, INC. (“BAILARD”) serves as a subadviser to the Nationwide Bailard Cognitive Value Fund, the Nationwide Bailard Technology & Science Fund, and the Nationwide Bailard International Equities Fund. Bailard is a registered investment adviser under the Advisers Act and is organized as a California Corporation. Bailard’s address is 950 Tower Lane, Suite 1900, Foster City, CA 94404. As of March 31, 2013, Bailard had approximately $2.0 billion in assets under management. Bailard has been providing investment management services since 1972.

ZIEGLER LOTSOFF CAPITAL MANAGEMENT, LLC (“ZLCM”) serves as a subadviser to the Nationwide Ziegler Equity Income Fund and the Nationwide Ziegler NYSE Arca Tech 100 Index Fund. ZLCM is a registered investment adviser under the

Advisers Act and is organized as a Wisconsin limited liability company. ZLCM’s address is 20 North Clark Street, Suite 3400, Chicago, IL 60602. As of March 31, 2013, ZLCM had approximately $4.0 billion in assets under management. ZLCM (and its predecessors) have been providing investment management services since 1984.

GENEVA CAPITAL MANAGEMENT LTD. (“GENEVA CAPITAL”) serves as a subadviser to the Nationwide Geneva Mid Cap Growth Fund and the Nationwide Geneva Small Cap Growth Fund. Geneva Capital is a registered investment adviser under the Advisers Act and is organized as a Wisconsin corporation. Geneva Capital’s address is 100 E. Wisconsin Avenue, Suite 2550, Milwaukee, WI 53202. As of March 31, 2013, Geneva Capital had approximately $5.2 billion in assets under management. Geneva Capital has been providing investment management services since 1987.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be in the Funds’ first annual or semiannual report to shareholders following commencement of the Funds’ operations.

Management Fees

Each Fund pays the Adviser an annual management fee based on the rates listed in the table below, which are expressed as a percentage of the Fund’s average daily net assets and do not take into account any applicable fee waivers:

Fund	Fee
Nationwide Bailard Cognitive Value Fund	0.75% on assets up to $500 million; and 0.70% on assets of $500 million and more
Nationwide Bailard International Equities Fund	0.75% on assets up to $1 billion; and 0.70% on assets of $1 billion and more
Nationwide Bailard Technology & Science Fund	0.75% on assets up to $500 million; 0.70% on assets of $500 million and more but less than $1 billion; and 0.65% on assets of $1 billion and more
Nationwide Geneva Mid Cap Growth Fund	0.75% on assets up to $250 million; 0.70% on assets of $250 million and more but less than $500 million; and 0.65% on assets of $500 million and more
Nationwide Geneva Small Cap Growth Fund	1.00% on assets up to $250 million; 0.95% on assets of $250 million and more but less than $500 million; and 0.90% on assets of $500 million and more
Nationwide HighMark Balanced Fund	0.60% of average daily net assets
Nationwide HighMark Large Cap Core Equity Fund	0.60% of average daily net assets
Nationwide HighMark Large Cap Growth Fund	0.60% of average daily net assets
Nationwide HighMark Small Cap Core Fund	0.95% of average daily net assets
Nationwide HighMark Value Fund	0.60% of average daily net assets

FUND MANAGEMENT (cont.)

Fund	Fee
Nationwide Ziegler Equity Income Fund	0.55% on assets up to $100 million; 0.50% on assets of $100 million and more but less than $500 million; and 0.45% on assets of $500 million and more.
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

0.50% on assets up to $50 million;

0.30% on assets of $50 million and more but less than $250 million;

0.25% on assets of $250 million and more but less than $500 million; and

0.20% on assets of $500 million and more.

Portfolio Management

Nationwide Bailard Cognitive Value Fund

Thomas J. Mudge III is responsible for the day-to-day management of the Fund.

Mr. Mudge is Director of Equity Research. He was the portfolio Manager of the HighMark Cognitive Value Fund, the Fund’s predecessor fund, from 2001 to 2006. He has been the lead portfolio manager of the HighMark Cognitive Value Fund’s portfolio management team since 2007. He has been Senior Vice President of Bailard, Inc. and part of Bailard, Inc.’s domestic equity management team since 1987.

Nationwide Bailard International Equities Fund

Peter M. Hill, Anthony Craddock, and Eric P. Leve are jointly responsible for the day-to-day management of the Fund.

Mr. Hill is Chairman and Chief Executive Officer of Bailard and serves as an officer and/or director of certain affiliates of Bailard; formerly, served as Chief Investment Officer of Bailard and as Chairman of the Board of Directors of Bailard Opportunity Fund Group, Inc.

Mr. Craddock is Senior Vice President of Bailard and has been an employee of Bailard since 1997.

Mr. Leve is Chief Investment Officer and Executive Vice President of Bailard and co-manager of Bailard’s separate account bond portfolios and has been an employee of Bailard since 1987.

Nationwide Bailard Technology & Science Fund

Sonya Thadani is responsible for the day-to-day management of the Fund.

Ms. Thadani was Portfolio manager of HighMark Enhanced Growth Fund, the Fund’s Predecessor Fund, from 2005 to 2006. She is currently Chief Operating Officer and Chief Risk Officer of Bailard, Inc. In addition, she serves as an officer and/or director of certain affiliates of Bailard, Inc. She joined Bailard, Inc.’s domestic equity management team in 1994.

Nationwide Geneva Mid Cap Growth Fund and Nationwide Geneva Small Cap Growth Fund

Amy S. Croen, William A. Priebe, Michelle J. Picard and William Scott Priebe are jointly responsible for the day-to-day management of the Funds, including selection of each Fund’s investments.

Ms. Croen, Managing Principal, has been associated with Geneva Capital since 1987, and served as Chief Compliance Officer from 2004 to 2008.

William A. Priebe, Managing Principal, has been associated with Geneva Capital since 1987.

Michelle J. Picard, Managing Principal, has been associated with Geneva Capital since 1999.

William Scott Priebe, Managing Principal, has been associated with Geneva Capital since 2004.

Nationwide HighMark Balanced Fund

Kenneth Wemer, E. Jack Montgomery, Derek Izuel and David Wines are jointly responsible for managing the Fund.

Mr. Wemer, Vice President and Director of Equity Research for HighMark, is responsible for the management of the equity portion of the Fund’s portfolio, and has been associated with HighMark since 2003.

Mr. Montgomery, CFA, is Vice President and Director of Fixed Income of HighMark and has been associated with HighMark and its predecessors since 1994. Prior to 1994, Mr. Montgomery was the portfolio manager of the San Francisco Employees’ Retirement Systems fixed income portfolio, and spent 11 years at Interstate Bank of Oregon, managing employee benefit fixed income portfolios. Mr. Montgomery earned a Bachelor of Arts degree in Finance from the University of Oklahoma and an MBA in Finance from the University of Oregon at Eugene.

Mr. Izuel has been Vice President and Chief Equity Officer of HighMark since 2012; Vice President and Director of Quantitative Strategies of HighMark from 2008 to 2012; senior portfolio manager for Invesco from 1997 to 2008.

Mr. Wines, CFA, is Vice President and Chief Fixed Income Officer of HighMark and has been associated with HighMark since 2004. Prior to joining HighMark, Mr. Wines was the Director of Investment Strategies at AssetMark Investment Services. Mr. Wines earned a Bachelor of Science degree in Finance from the University of Oregon and a Master of Business Administration in Management from Golden Gate University.

Nationwide HighMark Large Cap Core Equity Fund and Nationwide HighMark Small Cap Core Fund

Derek Izuel is responsible for the day-to-day management of each Fund. Edward Herbert supports Mr. Izuel in the day-to-day management of each Fund.

FUND MANAGEMENT (cont.)

Mr. Izuel has been Vice President and Chief Equity Officer of HighMark since 2012; Vice President and Director of Quantitative Strategies of HighMark from 2008 to 2012; senior portfolio manager for Invesco from 1997 to 2008.

Mr. Herbert is Vice President and Quantitative Analyst of HighMark and has been associated with HighMark since 2006.

Nationwide HighMark Large Cap Growth Fund

Kenneth Wemer, George Rokas and Derek Izuel are jointly responsible for the day-to-day management of the Fund.

Mr. Wemer is Vice President and Director of Equity Research for HighMark and has been associated with HighMark since 2003.

Mr. Rokas is Vice President and Senior Equity Research Analyst/Portfolio Manager for HighMark and has been associated with HighMark and its predecessors since 1990 (1990-1997 and 1999-present).

Mr. Izuel has been Vice President and Chief Equity Officer of HighMark since 2012; Vice President and Director of Quantitative Strategies of HighMark from 2008 to 2012; senior portfolio manager for Invesco from 1997 to 2008.

Nationwide HighMark Value Fund

Todd Lowenstein, Keith Stribling and Derek Izuel are jointly responsible for the day-to-day management of the Fund.

Mr. Lowenstein is Vice President and Director of Value Equity for HighMark and has been associated with HighMark since 2001.

Mr. Stribling is Vice President and Director of Value Equity for HighMark and has been associated with HighMark and its predecessor since 2001.

Mr. Izuel has been Vice President and Chief Equity Officer of HighMark since 2012; Vice President and Director of Quantitative Strategies of HighMark from 2008 to 2012; senior portfolio manager for Invesco from 1997 to 2008.

Nationwide Ziegler Equity Income Fund and Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Donald J. Nesbitt is responsible for the day-to-day management of each Fund. Mikhail I. Alkhazov supports Mr. Nesbitt in the management of each Fund.

Mr. Nesbitt is Chief Investment Officer—Core & Value Equities of ZLCM and has been associated with ZLCM since 2002.

Mr. Alkhazov is Vice President and Portfolio Manager for ZLCM and has been associated with ZLCM since 2000.

Additional Information about the Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in a Fund, if any.

INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

When selecting a share class, you should consider the following:

—	which share classes are available to you;
—	how long you expect to own your shares;
—	how much you intend to invest;
—	total costs and expenses associated with a particular share class and
—	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Nationwide Funds offer several different share classes, each with different price and cost features. The following table compares Class A and Class C shares, which are available to all investors.

Institutional Service Class, Institutional Class, Class M and Class U shares are available only to certain investors. For eligible investors, Institutional Service Class, Institutional Class, Class M and Class U shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision.

Comparing Class A, and Class C Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 5.75% for Class A shares	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC)[1]	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% (Class A shares only)	Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or net asset value (“NAV”) per share.

Administrative services fee of up to 0.25%	No conversion feature.

No maximum investment amount.

Classes and Charges	Points to Consider

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher, than Class A expenses, which means lower dividends and/or NAV per share.

No administrative services fee	No conversion feature.

Maximum investment amount of $1,000,000.[2] Larger investments may be rejected.

[1]

If you purchase Class A shares without a sales charge because you are eligible for a cumulative quantity discount, as described in “Purchasing Class A Shares without a Sales Charge” below, and your broker (or other financial intermediary) was paid a “finder’s fee” in connection with your purchase, you will be charged a CDSC of 1.00% on any Class A shares you redeem within 18 months of purchase.

[2]	This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of		Dealer Commission as a Percentage of Offering Price
Amount of Purchase	Offering Price	Net Amount Invested (approximately)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

INVESTING WITH NATIONWIDE FUNDS (cont.)

No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by their current public offering price. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Funds’ transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction of Class A Sales Charges” and “Additional Information on Purchases and Sales” in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwide.com/mutual-funds-sales-charges.jsp.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

—	A larger investment. The sales charge decreases as the amount of your investment increases.
—

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class B or Class C shares in all Nationwide Funds (except the Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

—

Share repurchase privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

—

Letter of intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your purchase of Class A shares with your purchase of Class B and Class C shares of these and other Nationwide Funds to fulfill your Letter of Intent. (The Funds in this Prospectus do not offer Class B shares. Purchase of Class B shares of other Nationwide Funds are closed to new investors.) You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

—

investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the “Distributor”) to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed;

—	directors, officers, full-time employees, sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Distributor;
—	retirement plans that have an agreement with the Distributor or an affiliate of the Distributor;
—

former participants of a retirement plan that maintains an agreement with a Nationwide Financial company for the provision of retirement plan services who roll their plan assets into individual retirement accounts established directly with the Trust;

—	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;
—	investment advisory clients of the Adviser and its affiliates;
—	Trustees and retired Trustees of the Trust and
—

directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser, its affiliates, subadvisers, or sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this Prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent

INVESTING WITH NATIONWIDE FUNDS (cont.)

Discount as described above. However, a contingent deferred sales charge (CDSC) applies (as shown below) if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC does not apply:

—	if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “Waiver of Class A Sales Charges” above;
—	If no finder’s fee was paid or
—	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (all Funds)

Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	1.00%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

Waiver of Contingent Deferred Sales Charges Class A and Class C Shares

The CDSC is waived on:

—	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;
—	Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;
—	mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and
—	redemptions of Class C shares from retirement plans offered by broker-dealers or retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1.00%.

Calculation of CDSC for Class C Shares

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

Class U Shares

Class U shares are only available to the Union Bank, N.A. 401(k) plan and to existing Class U shareholders.

Class M Shares

Class M Shares are only available to clients of Bailard, Inc., employees and officers of Bailard, Inc. and their families and friends, and to existing Class M shareholders.

Share Classes Available Only to Institutional Accounts

The Funds may offer Institutional Service Class and Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

—	the level of distribution and administrative services the plan requires;
—	the total expenses of the share class and
—	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

—

retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

—	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
—	a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions;
—	fee-based accounts of broker-dealers and/or registered investment advisors investing on behalf of their customers;
—	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
—	current holders of Institutional Service Class shares of any Nationwide Fund.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

—	funds of funds offered by the Distributor or other affiliates of the Funds;
—

institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans (“Affiliated Accounts”);

—	rollover individual retirement accounts from such affiliated accounts;
—	a bank, trust company or similar financial institution investing for its own account;
—	high net worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
—	Current beneficial holders of Institutional Class shares of any Nationwide Fund.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or service fees. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class, Institutional Service Class, Class M and Class U shares pay no 12b-1 fees.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A and Class C shares pay the Distributor annual amounts not exceeding the following:

Class	as a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	1.00% (0.25% service fee)

Administrative Services Fees

Class A and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. (These fees are in addition to Rule 12b-1 fees for Class A shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries (including those that are affiliated with NFA) who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels

INVESTING WITH NATIONWIDE FUNDS (cont.)

or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

—	the Distributor and other affiliates of the Adviser;
—	broker-dealers;
—	financial institutions and
—	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Nationwide Funds

Representatives are available 9 a.m. to 8 p.m. Eastern Time, Monday through Friday, at 800-848-0920.

Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

—	make transactions;
—	hear fund price information and
—	obtain mailing and wiring instructions.

Internet Go to www.nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

—	download Fund Prospectuses;
—	obtain information on the Nationwide Funds;
—	access your account information and
—	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

By Overnight Mail Nationwide Funds, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund Transactions—Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

How to Exchange* or Sell** Shares

*  Exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

** A signature guarantee may be required. See “Signature Guarantee” below.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders. The Funds may, under circumstances they deem to be appropriate, accept cashier’s checks. Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.	By mail. You may request an exchange or redemption by mailing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners.
By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

—if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

—your bank may charge a fee to wire funds.

—the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

—your proceeds typically will be wired to your bank on the next business day after your order has been processed.

—Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.

—your financial institution may also charge a fee for receiving the wire.

—funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Nationwide Funds’ account with proceeds from your bank via ACH by the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Nationwide Funds from your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Buying Shares

Share Price

The net asset value per share or “NAV” per share is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

—	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open and
—

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent or authorized intermediary, plus any applicable sales charge.

The Funds are generally available only to investors residing in the United States. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Fair Value Pricing

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market quotations. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service approved by the Board. If a price is unavailable from an independent pricing service, debt and other fixed-income securities are generally valued at the average of bid quotations obtained from broker-dealers. If prices from these sources are either unavailable or are deemed by the Adviser to be unreliable, a Fair Value Committee, consisting of employees of the Adviser, meets to assign a “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Value Committee will “fair value” securities whose value is affected by a “significant event.” Fair valuations are subject to periodic review by the Fair Value Committee and quarterly reporting to the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the NYSE. The fair values assigned to a Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

—	New Year’s Day
—	Martin Luther King, Jr. Day
—	Presidents’ Day
—	Good Friday
—	Memorial Day
—	Independence Day

INVESTING WITH NATIONWIDE FUNDS (cont.)

—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the New York Stock Exchange is closed.

Minimum Investments

Class A and Class C Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset
Accumulation Plan	$0 (provided each monthly purchase is at least $50)
Additional Investments (Automatic Asset Accumulation Plan)	$50

Institutional Service Class Shares
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Class M Shares
To open an account	$5,000 (per Fund)
Additional investments	$100

Class U Shares
To open an account	$10,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

—	name;
—	date of birth (for individuals);
—	residential or business street address (although post office boxes are still permitted for mailing) and
—	Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

—

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee, unless such account actively participates in an Automatic Asset Accumulation Plan. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, a Fund may waive the quarterly fee.

—

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

—	both accounts have the same registration;
—	your first purchase in the new fund meets its minimum investment requirement and
—	you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

You also may use proceeds from sales of Institutional Service Class or Institutional Class shares of a Nationwide Fund to purchase Class A shares of a New Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor, where the New Fund does not offer, as applicable, Institutional Service Class or Institutional Class shares.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Institutional Class shares seeking to exchange such shares for Institutional Class shares of another Fund, where such Institutional Service Class or Institutional Class shares (as applicable) had been designated as Class D shares at the close of business on July 31, 2012.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of shares. However,

—	if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
—	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to the Nationwide Money Market Fund).

Exchanges into the Nationwide Money Market Fund

You may exchange between Institutional Class shares of the Funds and Institutional Class shares of the Nationwide Money Market Fund. You may exchange between all other share classes of the Funds and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class B (closed to new investors) or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

Selling Shares

You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price, depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

—	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
—	trading is restricted or
—	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

—	is engaged in excessive trading or
—	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds’ ability to make a redemption in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

—	your account address has changed within the last 30 calendar days;
—	the redemption check is made payable to anyone other than the registered shareholder;
—	the proceeds are mailed to any address other than the address of record or
—	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

INVESTING WITH NATIONWIDE FUNDS (cont.)

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Nationwide Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted the following policies with respect to excessive or short-term trading in the Funds:

Fair Valuation

The Funds have fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Value Pricing.”

Monitoring of Trading Activity

The Funds, through the Adviser, their subadvisers and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. Further, in compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, Nationwide Funds Group, on behalf of the Funds, has entered into written agreements with the Funds’ financial intermediaries, under which the intermediary must, upon request, provide a Fund with certain shareholder identity and trading information so that the Fund can enforce its market timing policies. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, at their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

—	restrict or reject purchases or exchanges that the Fund or its agents believe constitute excessive trading and
—	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Additional Information about Fees and Expenses

The fees and expenses of the Funds that appear in the Fund Summaries are estimated based on each Fund’s projected annual net assets for the fiscal year ending July 31, 2014, since the Funds are new. Such fees and expenses do not reflect any changes in expense ratios resulting from changes in assets under management as estimated. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown in the applicable Fund Summary. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Annualized expense ratios for the fiscal year ending July 31, 2014 and the six months ending January 31, 2014 will be available in each Fund’s annual report and semiannual, respectively, which will be available on www.nationwide.com/mutualfunds.

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax advisor.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

—	distributions are taxable to you at either ordinary income or capital gains tax rates;
—	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
—	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
—

for individual shareholders, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains rates, provided that certain holding period requirements are met;

—	for corporate shareholders, a portion of the income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations; and
—	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The federal income tax treatment of a Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year are reported on Form 1099, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, the Fund will send you a corrected Form 1099 if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you pro rata as a foreign tax credit.

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals in the 10% and 15% federal income tax rate brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Beginning with the 2012 calendar year, each Fund will be required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make

DISTRIBUTIONS AND TAXES (cont.)

any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-deferred retirement account.

Medicare Tax

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fun d from long-term capital gains and, with respect to taxable years of a Fund that begin before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the sources, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) requires the reporting to the Internal Revenue Service of certain direct and indirect ownership of foreign financial accounts by U.S. persons. Failure to provide this required information can result in a generally nonrefundable 30% tax on: (a) income dividends paid by a Fund after December 31, 2013 and (b) certain capital gain distributions (including proceeds arising from the sale of Fund shares) paid by a Fund after December 31, 2016 to certain “foreign financial institutions” and “non-financial foreign entities.”

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in the Funds.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

The Adviser performs oversight and evaluation services to the Funds, including the following:

—	performing initial due diligence on prospective Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers;
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
—	selecting Fund subadvisers.

The Adviser does not expect to frequently recommend subadviser changes. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

FINANCIAL HIGHLIGHTS: NATIONWIDE BAILARD COGNITIVE VALUE FUND

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended July 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The financial highlights information presented for the Funds for all periods is that of Predecessor Funds and was audited by the Predecessor Funds’ independent auditor, whose report therein was unqualified. Financial information is not provided for Institutional Class shares because those shares did not commence operations until after September 16, 2013.

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees		Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets	Ratio of expenses to average net assets excluding fee waivers and reduction of expenses	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Class A
Year ended 07/31/12	$11.51	0.025	(0.006)	0.019	(0.049)	–	(0.049)	–	#	$11.48	0.21%		$616	1.47%	1.60%	0.23%		268%
Year ended 07/31/11	$9.37	0.065	2.194	2.259	(0.119)	–	(0.119)	–	#	$11.51	24.05%		$961	1.47%	1.58%	0.60%		216%
Year ended 07/31/10	$7.89	0.030	1.501 ##	1.531	(0.051)	–	(0.051)	–	#	$9.37	19.60%	##	$655	1.45%	1.58%	0.34%		152%
Year ended 07/31/09	$10.19	0.056	(2.341)	(2.285)	(0.015)	–	(0.015)	–	#	$7.89	(22.40%	)	$333	1.40%	1.59%	0.74%		141%
Year ended 07/31/08	$12.97	0.041	(1.390)	(1.349)	(0.051)	(1.380)	(1.431)	–	#	$10.19	(11.22%	)	$509	1.41%	1.53%	0.35%		109%

Class C
Year ended 07/31/12	$11.20	(0.040)	0.010	(0.030)	–	–	–	–	#	$11.17	(0.27%	)	$409	2.07%	2.10%	(0.37%	)	268%
Year ended 07/31/11	$9.11	(0.001)	2.122	2.121	(0.031)	–	(0.031)	–	#	$11.20	23.30%		$568	2.07%	2.08%	(0.00%	)	216%
Year ended 07/31/10	$7.68	(0.022)	1.473 ##	1.451	(0.021)	–	(0.021)	–	#	$9.11	18.92%	##	$520	2.05%	2.08%	(0.26%	)	152%
Year ended 07/31/09	$10.04	0.008	(2.316)	(2.308)	(0.052)	–	(0.052)	–	#	$7.68	(22.92%	)	$413	2.02%	2.09%	0.12%		141%
Year ended 07/31/08	$12.89	(0.029)	(1.380)	(1.409)	(0.061)	(1.380)	(1.441)	–	#	$10.04	(11.81%	)	$50	2.02%	2.05%	(0.27%	)	109%

Class M
Year ended 07/31/12	$11.51	0.069	0.001	0.070	(0.110)	–	(0.110)	–	#	$11.47	0.71%		$75,990	1.07%	1.10%	0.63%		268%
Year ended 07/31/11	$9.37	0.108	2.182	2.290	(0.150)	–	(0.150)	–	#	$11.51	24.54%		$87,921	1.07%	1.08%	1.00%		216%
Year ended 07/31/10	$7.87	0.065	1.508 ##	1.573	(0.073)	–	(0.073)	–	#	$9.37	20.08%	##	$70,390	1.05%	1.08%	0.74%		152%
Year ended 07/31/09	$10.22	0.083	(2.345)	(2.262)	(0.088)	–	(0.088)	–	#	$7.87	(22.02%	)	$67,711	1.02%	1.09%	1.12%		141%
Year ended 07/31/08	$13.02	0.084	(1.407)	(1.323)	(0.097)	(1.380)	(1.477)	–	#	$10.22	(10.98%	)	$91,371	1.01%	1.03%	0.75%		109%

Institutional Service Class*
Year ended 07/31/12	$11.50	0.060	(0.001)	0.059	(0.099)	–	(0.099)	–	#	$11.46	0.60%		$5,051	1.16%	1.35%	0.54%		268%
Year ended 07/31/11	$9.36	0.093	2.187	2.280	(0.140)	–	(0.140)	–	#	$11.50	24.32%		$5,075	1.21%	1.33%	0.86%		216%
Year ended 07/31/10	$7.87	0.058	1.503 ##	1.561	(0.071)	–	(0.071)	–	#	$9.36	20.06%	##	$2,230	1.13%	1.33%	0.66%		152%
Year ended 07/31/09	$10.23	0.082	(2.354)	(2.272)	(0.088)	–	(0.088)	–	#	$7.87	(22.10%	)	$1,837	1.03%	1.34%	1.11%		141%
Year ended 07/31/08	$13.03	0.082	(1.405)	(1.323)	(0.097)	(1.380)	(1.477)	–	#	$10.23	(10.97%	)	$2,294	1.01%	1.28%	0.75%		109%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
#	Amount represents less than $0.001.
##	Includes payment by affiliates of $0.001 per share. The effects of such payments did not affect the amount shown as total return for the period.
†	Per share amounts calculated using average shares method, unless otherwise indicated.

FINANCIAL HIGHLIGHTS: NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees		Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets	Ratio of expenses to average net assets excluding fee waivers and reduction of expenses	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
Year ended 07/31/12	$7.45	0.128	(1.147)	(1.019)	(0.161)	–	(0.161)	–	#	$6.27	(13.57%	)	$3,307	1.49%	1.67%	2.04%	102%
Year ended 07/31/11	$6.32	0.109	1.141	1.250	(0.120)	–	(0.120)	–	#	$7.45	20.05%		$5,067	1.62%	1.77%	1.52%	95%
Year ended 07/31/10	$5.98	0.082	0.401	0.483	(0.143)	–	(0.143)	–	#	$6.32	8.04%		$6,693	1.60%	1.78%	1.28%	84%
Year ended 07/31/09	$8.45	0.107	(2.340)	(2.233)	(0.092)	(0.145)	(0.237)	–	#	$5.98	(25.77%	)	$10,004	1.57%	1.81%	1.92%	134%
Year ended 07/31/08	$9.90	0.157	(1.098)	(0.941)	(0.145)	(0.364)	(0.509)	–	#	$8.45	(10.33%	)	$17,766	1.53%	1.75%	1.68%	86%

Class C
Year ended 07/31/12	$7.37	0.085	(1.132)	(1.047)	(0.103)	–	(0.103)	–	#	$6.22	(14.07%	)	$1,182	2.17%	2.17%	1.36%	102%
Year ended 07/31/11	$6.26	0.062	1.133	1.195	(0.085)	–	(0.085)	–	#	$7.37	19.16%		$2,290	2.27%	2.27%	0.87%	95%
Year ended 07/31/10	$5.92	0.038	0.390	0.428	(0.088)	–	(0.088)	–	#	$6.26	7.39%		$1,975	2.28%	2.28%	0.60%	84%
Year ended 07/31/09	$8.35	0.068	(2.297)	(2.229)	(0.056)	(0.145)	(0.201)	–	#	$5.92	(26.34%	)	$2,217	2.27%	2.31%	1.22%	134%
Year ended 07/31/08	$9.81	0.090	(1.088)	(0.998)	(0.098)	(0.364)	(0.462)	–	#	$8.35	(10.87%	)	$4,582	2.23%	2.25%	0.98%	86%

Class M
Year ended 07/31/12	$7.47	0.148	(1.161)	(1.013)	(0.197)	–	(0.197)	–	#	$6.26	(13.28%	)	$123,439	1.17%	1.17%	2.36%	102%
Year ended 07/31/11	$6.34	0.135	1.148	1.283	(0.153)	–	(0.153)	–	#	$7.47	20.39%		$150,888	1.27%	1.27%	1.87%	95%
Year ended 07/31/10	$6.00	0.102	0.398	0.500	(0.160)	–	(0.160)	–	#	$6.34	8.31%		$133,321	1.28%	1.28%	1.60%	84%
Year ended 07/31/09	$8.48	0.124	(2.343)	(2.219)	(0.116)	(0.145)	(0.261)	–	#	$6.00	(25.55%	)	$134,220	1.27%	1.31%	2.22%	134%
Year ended 07/31/08	$9.93	0.187	(1.112)	(0.925)	(0.161)	(0.364)	(0.525)	–	#	$8.48	(10.05%	)	$232,701	1.23%	1.25%	1.98%	86%

Institutional Service Class*
Year ended 07/31/12	$7.46	0.139	(1.155)	(1.016)	(0.184)	–	(0.184)	–	#	$6.26	(13.35%	)	$62,889	1.31%	1.42%	2.21%	102%
Year ended 07/31/11	$6.33	0.122	1.151	1.273	(0.143)	–	(0.143)	–	#	$7.46	20.25%		$93,101	1.45%	1.52%	1.69%	95%
Year ended 07/31/10	$6.00	0.092	0.392	0.484	(0.154)	–	(0.154)	–	#	$6.33	8.03%		$79,237	1.44%	1.53%	1.44%	84%
Year ended 07/31/09	$8.48	0.117	(2.343)	(2.226)	(0.109)	(0.145)	(0.254)	–	#	$6.00	(25.64%	)	$63,644	1.39%	1.56%	2.10%	134%
Year ended 07/31/08	$9.93	0.175	(1.106)	(0.931)	(0.155)	(0.364)	(0.519)	–	#	$8.48	(10.10%	)	$97,714	1.34%	1.50%	1.86%	86%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
#	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method, unless otherwise indicated.

FINANCIAL HIGHLIGHTS: NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets		Ratio of expenses to average net assets excluding fee waivers and reduction of expenses		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Class A
Year ended 07/31/12	$10.98	(0.062)	0.642	0.580	–	–	–	–	$11.56	5.28%		$1,398	1.45%		1.60%		(0.57%	)	11%
Year ended 07/31/11	$9.05	(0.064)	1.994	1.930	–	–	–	–	$10.98	21.33%		$1,974	1.45%		1.58%		(0.61%	)	16%
Year ended 07/31/10	$7.96	(0.042)	1.133	1.091	(0.001)	–	(0.001)	–	$9.05	13.71%		$2,277	1.43%		1.58%		(0.46%	)	17%
Year ended 07/31/09	$9.17	(0.018)	(1.192)	(1.210)	–	–	–	–	$7.96	(13.20%	)	$875	1.40%		1.56%		(0.26%	)	24%
Year ended 07/31/08	$10.17	(0.065)	(0.935)	(1.000)	–	–	–	–	$9.17	(9.83%	)	$654	1.38%		1.51%		(0.66%	)	21%

Class C
Year ended 07/31/12	$10.66	(0.124)	0.614	0.490	–	–	–	–	$11.15	4.60%		$119	2.05%		2.10%		(1.17%	)	11%
Year ended 07/31/11	$8.84	(0.126)	1.946	1.820	–	–	–	–	$10.66	20.59%		$272	2.05%		2.08%		(1.21%	)	16%
Year ended 07/31/10	$7.82	(0.093)	1.113	1.020	– #	–	– #	–	$8.84	13.04%		$180	2.03%		2.08%		(1.06%	)	17%
Year ended 07/31/09	$9.07	(0.059)	(1.191)	(1.250)	–	–	–	–	$7.82	(13.78%	)	$122	2.00%		2.06%		(0.87%	)	24%
Year ended 07/31/08	$10.12	(0.123)	(0.927)	(1.050)	–	–	–	–	$9.07	(10.38%	)	$288	1.99%		2.02%		(1.27%	)	21%

Class M
Year ended 07/31/12	$11.21	(0.019)	0.659	0.640	–	–	–	–	$11.85	5.71%		$76,670	1.05%		1.10%		(0.17%	)	11%
Year ended 07/31/11	$9.20	(0.022)	2.032	2.010	–	–	–	–	$11.21	21.85%		$86,182	1.05%		1.08%		(0.21%	)	16%
Year ended 07/31/10	$8.07	(0.005)	1.150	1.145	(0.015)	–	(0.015)	–	$9.20	14.04%		$64,408	1.03%		1.08%		(0.06%	)	17%
Year ended 07/31/09	$9.27	0.009	(1.209)	(1.200)	–	–	–	–	$8.07	(12.84%	)	$65,867	1.00%		1.06%		0.13%		24%
Year ended 07/31/08	$10.24	(0.026)	(0.944)	(0.970)	–	–	–	–	$9.27	(9.47%	)	$122,424	0.98%		1.01%		(0.26%	)	21%

Institutional Service Class*
Year ended 07/31/12	$11.20	(0.026)	0.656	0.630	–	–	–	–	$11.83	5.63%		$2,767	1.11%		1.35%		(0.23%	)	11%
Year ended 07/31/11	$9.20	(0.027)	2.027	2.000	–	–	–	–	$11.20	21.74%		$1,980	1.09%		1.33%		(0.25%	)	16%
Year ended 07/31/10	$8.07	(0.008)	1.151	1.143	(0.013)	–	(0.013)	–	$9.20	14.17%		$1,676	1.06%		1.33%		(0.09%	)	17%
Year ended 07/31/09	$9.26	0.009	(1.199)	(1.190)	–	–	–	–	$8.07	(12.85%	)	$1,996	1.00%		1.31%		0.13%		24%
Year ended 07/31/08 (1)	$9.29	(0.022)	(0.008)	(0.030)	–	–	–	–	$9.26	(9.57%	)	$1,655	0.99%	~	1.26%	~	(0.27%	)~	21%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
~	Annualized.
#	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
(1)	Commenced operations on September 26, 2007.

FINANCIAL HIGHLIGHTS: NATIONWIDE GENEVA MID CAP GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets		Ratio of expenses to average net assets excluding fee waivers and reduction of expenses		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Class A
Year ended 07/31/12	$22.71	(0.204)	1.206	1.002	–	(0.452)	(0.452)	–	$23.26	4.46%		$346,312	1.38%		1.51%		(0.88%	)	17%
Year ended 07/31/11	$17.92	(0.200)	5.019	4.819	–	(0.029)	(0.029)	–	$22.71	26.82%		$195,872	1.38%		1.54%		(0.92%	)	23%
Year ended 07/31/10	$15.03	(0.152)	3.042	2.890	–	–	–	–	$17.92	19.22%		$176,924	1.38%		1.57%		(0.90%	)	26%
Year ended 07/31/09 (1)	$13.53	(0.103)	1.603	1.500	–	–	–	–	$15.03	11.16%		$148,670	1.70%	*~	1.72%	*~	(1.07%	)*	24%
Year ended 07/31/08 (2)	$21.80	(0.17)^	(6.94)	(7.11)	–	(1.16)	(1.16)	–	$13.53	(34.29%	)	$132,592	1.38%		1.38%		(0.91%	)	22%
Year ended 07/31/07 (2)	$18.37	(0.18)^	3.68	3.50	–	(0.07)	(0.07)	–	$21.80	19.11%		$211,653	1.37%		1.37%		(0.90%	)	36%

Class C
Year ended 07/31/12	$20.96	(0.316)	1.098	0.782	–	(0.452)	(0.452)	–	$21.29	3.77%		$67,244	1.98%		2.01%		(1.48%	)	17%
Year ended 07/31/11	$16.64	(0.307)	4.656	4.349	–	(0.029)	(0.029)	–	$20.96	26.14%		$32,580	1.98%		2.04%		(1.52%	)	23%
Year ended 07/31/10	$14.04	(0.237)	2.837	2.600	–	–	–	–	$16.64	18.52%		$18,896	1.98%		2.07%		(1.50%	)	26%
Year ended 07/31/09 (1)	$12.70	(0.160)	1.500	1.340	–	–	–	–	$14.04	10.55%		$14,708	2.42%	*~	2.42%	*~	(1.79%	)*	24%
Year ended 07/31/08 (2)	$20.69	(0.28)^	(6.55)	(6.83)	–	(1.16)	(1.16)	–	$12.70	(34.80%	)	$14,433	2.13%		2.13%		(1.66%	)	22%
Year ended 07/31/07 (2)	$17.57	(0.31)^	3.50	3.19	–	(0.07)	(0.07)	–	$20.69	18.21%		$21,790	2.12%		2.12%		(1.65%	)	36%

Institutional Service Class#
Year ended 07/31/12	$22.85	(0.147)	1.209	1.062	–	(0.452)	(0.452)	–	$23.46	4.70%		$431,911	1.13%		1.26%		(0.63%	)	17%
Year ended 07/31/11	$17.98	(0.151)	5.050	4.899	–	(0.029)	(0.029)	–	$22.85	27.25%		$215,699	1.13%		1.29%		(0.67%	)	23%
Year ended 07/31/10	$15.04	(0.110)	3.050	2.940	–	–	–	–	$17.98	19.55%		$19,588	1.11%		1.32%		(0.63%	)	26%
Year ended 07/31/09 (3)	$14.07	(0.006)	0.976	0.970	–	–	–	–	$15.04	6.89%		$1,459	1.13%	*~	1.25%	*~	(0.50%	)*	24%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations. The interest expense is from utilizing a line of credit.
#	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
^	Per share amounts calculated using SEC method.
(1)	For the nine month period ended July 31, 2009. On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
(2)	For the year ended October 31.
(3)	Commenced operations on June 26, 2009.

FINANCIAL HIGHLIGHTS: NATIONWIDE GENEVA SMALL CAP GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees		Net asset value, end of period	Total return**	Net assets, end of period (000)	Ratio of expenses to average net assets		Ratio of expenses to average net assets excluding fee waivers and reduction of expenses		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Class A
Year ended 07/31/12	$30.87	(0.382)	1.799	1.417	–	(0.928)	(0.928)	0.001		$31.36	4.69%	$9,925	1.62%		2.07%		(1.26%	)	45%
Year ended 07/31/11	$24.39	(0.392)	7.899	7.507	–	(1.027)	(1.027)	–	#	$30.87	30.90%	$9,000	1.62%		2.25%		(1.30%	)	45%
Year ended 07/31/10	$20.70	(0.264)	3.954	3.690	–	–	–	–	#	$24.39	17.83%	$3,220	1.62%		2.73%		(1.15%	)	62%
Year ended 07/31/09 (1)	$20.00	(0.025)	0.725	0.700	–	–	–	–		$20.70	3.50%	$1,988	1.62%	*	8.59%	*	(0.98%	)*	7%

Class C
Year ended 07/31/12	$30.49	(0.557)	1.774	1.217	–	(0.928)	(0.928)	0.001		$30.78	4.09%	$3,799	2.22%		2.57%		(1.86%	)	45%
Year ended 07/31/11	$24.23	(0.580)	7.867	7.287	–	(1.027)	(1.027)	–	#	$30.49	30.18%	$2,134	2.22%		2.75%		(1.90%	)	45%
Year ended 07/31/10	$20.69	(0.401)	3.941	3.540	–	–	–	–	#	$24.23	17.11%	$260	2.22%		3.23%		(1.75%	)	62%
Year ended 07/31/09 (1)	$20.00	(0.039)	0.729	0.690	–	–	–	–		$20.69	3.45%	$36	2.22%	*	9.09%	*	(1.58%	)*	7%

Institutional Service Class~
Year ended 07/31/12	$31.04	(0.303)	1.820	1.517	–	(0.928)	(0.928)	0.001		$31.63	4.99%	$25,371	1.35%		1.82%		(0.99%	)	45%
Year ended 07/31/11	$24.45	(0.309)	7.926	7.617	–	(1.027)	(1.027)	–	#	$31.04	31.28%	$12,477	1.35%		2.00%		(1.03%	)	45%
Year ended 07/31/10	$20.70	(0.204)	3.954	3.750	–	–	–	–	#	$24.45	18.12%	$6,252	1.37%		2.48%		(0.89%	)	62%
Year ended 07/31/09 (1)	$20.00	(0.018)	0.718	0.700	–	–	–	–		$20.70	3.50%	$1,598	1.37%	*	8.34%	*	(0.73%	)*	7%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
~	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
#	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
(1)	Commenced operations on June 12, 2009.

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK BALANCED FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities				Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments		Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets	Ratio of expenses to average net assets excluding fee waivers and reduction of expenses	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
Year ended 07/31/12	$13.90	0.155	1.214		1.369	(0.149)	–	(0.149)	–	$15.12	9.94%		$6,591	1.24%	1.88%	1.10%	46%
Year ended 07/31/11	$12.53	0.131	1.430		1.561	(0.191)	–	(0.191)	–	$13.90	12.50%		$6,341	1.24%	1.79%	0.96%	50%
Year ended 07/31/10	$11.29	0.192	1.186		1.378	(0.138)	–	(0.138)	–	$12.53	12.24%		$5,657	1.23%	1.85%	1.56%	31%
Year ended 07/31/09	$12.56	0.185	(1.270	)~	(1.085)	(0.185)	–	(0.185)	–	$11.29	(8.46%	)	$4,516	1.22%	1.81%	1.76%	48%
Year ended 07/31/08	$14.92	0.256	(1.130)		(0.874)	(0.250)	(1.236)	(1.486)	–	$12.56	(6.69%	)	$5,829	1.21%	1.48%	1.84%	28%

Class C
Year ended 07/31/12	$13.81	0.071	1.206		1.277	(0.067)	–	(0.067)	–	$15.02	9.27%		$1,330	1.84%	2.38%	0.50%	46%
Year ended 07/31/11	$12.46	0.049	1.418		1.467	(0.117)	–	(0.117)	–	$13.81	11.80%		$854	1.84%	2.29%	0.36%	50%
Year ended 07/31/10	$11.22	0.118	1.183		1.301	(0.061)	–	(0.061)	–	$12.46	11.61%		$510	1.83%	2.35%	0.96%	31%
Year ended 07/31/09	$12.49	0.121	(1.264	)~	(1.143)	(0.127)	–	(0.127)	–	$11.22	(9.03%	)	$333	1.82%	2.31%	1.16%	48%
Year ended 07/31/08	$14.85	0.171	(1.128)		(0.957)	(0.167)	(1.236)	(1.403)	–	$12.49	(7.29%	)	$373	1.81%	1.98%	1.24%	28%

Institutional Service Class*
Year ended 07/31/12	$13.93	0.190	1.214		1.404	(0.184)	–	(0.184)	–	$15.15	10.19%		$16,517	0.99%	1.63%	1.35%	46%
Year ended 07/31/11	$12.56	0.165	1.427		1.592	(0.222)	–	(0.222)	–	$13.93	12.72%		$18,267	0.99%	1.54%	1.21%	50%
Year ended 07/31/10	$11.31	0.223	1.197		1.420	(0.170)	–	(0.170)	–	$12.56	12.60%		$17,552	0.98%	1.60%	1.81%	31%
Year ended 07/31/09	$12.58	0.211	(1.273	)~	(1.062)	(0.208)	–	(0.208)	–	$11.31	(8.24%	)	$16,799	0.97%	1.56%	2.01%	48%
Year ended 07/31/08	$14.95	0.292	(1.141)		(0.849)	(0.285)	(1.236)	(1.521)	–	$12.58	(6.52%	)	$22,274	0.96%	1.23%	2.09%	28%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
~	Includes $0.012 of Fair Funds Settlement.
†	Per share amounts calculated using average shares method, unless otherwise indicated.

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK LARGE CAP CORE EQUITY FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets	Ratio of expenses to average net assets excluding fee waivers and reduction of expenses	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
Year ended 07/31/12	$8.47	0.062	0.704	0.766	(0.066)	–	(0.066)	–	$9.17	9.12%		$3,538	1.23%	1.53%	0.72%	78%	¥
Year ended 07/31/11	$7.23	0.065	1.244	1.309	(0.069)	–	(0.069)	–	$8.47	18.15%		$3,027	1.25%	1.48%	0.79%	68%
Year ended 07/31/10	$6.38	0.061	0.848	0.909	(0.059)	–	(0.059)	–	$7.23	14.27%		$2,640	1.23%	1.47%	0.85%	93%
Year ended 07/31/09	$8.10	0.103	(1.722)	(1.619)	(0.101)	–	(0.101)	–	$6.38	(19.83%	)	$2,004	1.20%	1.44%	1.72%	42%
Year ended 07/31/08	$9.93	0.108	(1.495)	(1.387)	(0.106)	(0.337)	(0.443)	–	$8.10	(14.45%	)	$3,400	1.19%	1.37%	1.17%	56%

Class C
Year ended 07/31/12	$8.24	0.010	0.685	0.695	(0.015)	–	(0.015)	–	$8.92	8.47%		$765	1.83%	2.03%	0.12%	78%	¥
Year ended 07/31/11	$7.03	0.015	1.213	1.228	(0.018)	–	(0.018)	–	$8.24	17.48%		$640	1.85%	1.98%	0.19%	68%
Year ended 07/31/10	$6.21	0.017	0.821	0.838	(0.018)	–	(0.018)	–	$7.03	13.50%		$441	1.83%	1.97%	0.25%	93%
Year ended 07/31/09	$7.92	0.064	(1.699)	(1.635)	(0.075)	–	(0.075)	–	$6.21	(20.52%	)	$446	1.80%	1.94%	1.12%	42%
Year ended 07/31/08	$9.74	0.052	(1.472)	(1.420)	(0.063)	(0.337)	(0.400)	–	$7.92	(15.05%	)	$664	1.77%	1.84%	0.59%	56%

Institutional Service Class*
Year ended 07/31/12	$8.49	0.087	0.702	0.789	(0.089)	–	(0.089)	–	$9.19	9.39%		$59,041	0.93%	1.28%	1.02%	78%	¥
Year ended 07/31/11	$7.24	0.088	1.256	1.344	(0.094)	–	(0.094)	–	$8.49	18.63%		$53,369	0.96%	1.23%	1.09%	68%
Year ended 07/31/10	$6.39	0.081	0.848	0.929	(0.079)	–	(0.079)	–	$7.24	14.56%		$55,593	0.95%	1.22%	1.13%	93%
Year ended 07/31/09	$8.12	0.120	(1.733)	(1.613)	(0.117)	–	(0.117)	–	$6.39	(19.59%	)	$60,454	0.92%	1.19%	2.00%	42%
Year ended 07/31/08	$9.96	0.132	(1.502)	(1.370)	(0.133)	(0.337)	(0.470)	–	$8.12	(14.35%	)	$95,872	0.90%	1.11%	1.46%	56%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
¥	Portfolio turnover excludes the purchases and sales of the Merging Funds. If these transactions were included, portfolio turnover would have been higher.

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK LARGE CAP GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities				Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments		Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets	Ratio of expenses to average net assets excluding fee waivers and reduction of expenses	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Class A
Year ended 07/31/12	$10.12	0.018	1.092		1.110	–	–	–	–	$11.23	10.97%		$16,722	1.27%	1.52%	0.17%		53%
Year ended 07/31/11	$8.64	(0.005)	1.572		1.567	(0.087)	–	(0.087)	–	$10.12	18.16%		$16,621	1.27%	1.49%	(0.05%	)	41%
Year ended 07/31/10	$7.74	0.076	0.891		0.967	(0.067)	–	(0.067)	–	$8.64	12.48%		$19,881	1.25%	1.46%	0.89%		34%
Year ended 07/31/09	$8.95	0.051	(1.238	)^	(1.187)	(0.023)	–	(0.023)	–	$7.74	(13.21%	)	$17,543	1.21%	1.42%	0.72%		60%
Year ended 07/31/08	$9.85	0.040	(0.916)		(0.876)	(0.024)	–	(0.024)	–	$8.95	(8.92%	)	$11,486	1.21%	1.36%	0.41%		43%

Class C
Year ended 07/31/12	$9.38	(0.041)	1.011		0.970	–	–	–	–	$10.35	10.34%		$2,629	1.87%	2.02%	(0.43%	)	53%
Year ended 07/31/11	$8.02	(0.059)	1.451		1.392	(0.032)	–	(0.032)	–	$9.38	17.36%		$2,861	1.87%	1.99%	(0.65%	)	41%
Year ended 07/31/10	$7.21	0.023	0.834		0.857	(0.047)	–	(0.047)	–	$8.02	11.88%		$3,250	1.85%	1.96%	0.29%		34%
Year ended 07/31/09	$8.36	0.008	(1.158	)^	(1.150)	–	–	–	–	$7.21	(13.76%	)	$3,481	1.81%	1.92%	0.12%		60%
Year ended 07/31/08	$9.23	(0.018)	(0.852)		(0.870)	–	–	–	–	$8.36	(9.43%	)	$766	1.82%	1.86%	(0.20%	)	43%

Institutional Service Class*
Year ended 07/31/12	$10.31	0.045	1.112		1.157	(0.017)	–	(0.017)	–	$11.45	11.25%		$53,070	1.01%	1.27%	0.43%		53%
Year ended 07/31/11	$8.81	0.021	1.598		1.619	(0.119)	–	(0.119)	–	$10.31	18.41%		$57,207	1.01%	1.24%	0.21%		41%
Year ended 07/31/10	$7.87	0.101	0.909		1.010	(0.070)	–	(0.070)	–	$8.81	12.82%		$60,078	0.99%	1.21%	1.16%		34%
Year ended 07/31/09	$9.11	0.072	(1.263	)^	(1.191)	(0.049)	–	(0.049)	–	$7.87	(12.97%	)	$67,051	0.93%	1.17%	0.99%		60%
Year ended 07/31/08	$10.03	0.068	(0.933)		(0.865)	(0.055)	–	(0.055)	–	$9.11	(8.70%	)	$92,418	0.94%	1.11%	0.68%		43%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
^	Includes $0.017 of Fair Funds Settlement.

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK SMALL CAP CORE FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees		Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets	Ratio of expenses to average net assets excluding fee waivers and reduction of expenses	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Class A
Year ended 07/31/12	$19.09	(0.049)	(0.041)	(0.090)	–	–	–	–	††	$19.00	(0.52%	)	$10,869	1.62%	1.96%	(0.27%	)	106%	¥
Year ended 07/31/11	$14.47	(0.111)	4.731	4.620	–	–	–	–	††	$19.09	32.00%		$536	1.62%	2.01%	(0.62%	)	67%
Year ended 07/31/10	$11.80	(0.084)	2.779	2.695	(0.025)	–	(0.025)	–		$14.47	22.86%		$310	1.60%	2.04%	(0.61%	)	78%
Year ended 07/31/09	$16.43	0.020	(4.634)	(4.614)	(0.016)	–	(0.016)	–	††	$11.80	(28.08%	)	$227	1.57%	2.10%	0.18%		61%
Year ended 07/31/08	$18.82	0.038	(2.246)	(2.208)	(0.072)	(0.110)	(0.182)	–		$16.43	(11.74%	)	$168	1.57%	1.91%	0.23%		87%

Class C
Year ended 07/31/12	$18.65	(0.156)	(0.044)	(0.200)	–	–	–	–	††	$18.45	(1.07%	)	$3,813	2.22%	2.46%	(0.87%	)	106%	¥
Year ended 07/31/11	$14.22	(0.216)	4.646	4.430	–	–	–	–	††	$18.65	31.15%		$217	2.22%	2.51%	(1.22%	)	67%
Year ended 07/31/10	$11.65	(0.161)	2.731	2.570	–	–	–	–		$14.22	22.17%		$77	2.20%	2.54%	(1.21%	)	78%
Year ended 07/31/09	$16.36	(0.048)	(4.662)	(4.710)	–	–	–	–	††	$11.65	(28.85%	)	$87	2.17%	2.60%	(0.42%	)	61%
Year ended 07/31/08	$18.80	(0.062)	(2.254)	(2.316)	(0.014)	(0.110)	(0.124)	–		$16.36	(12.33%	)	$133	2.17%	2.43%	(0.38%	)	87%

Institutional Service Class*
Year ended 07/31/12	$19.24	0.005	(0.045)	(0.040)	–	–	–	–	††	$19.20	(0.21%	)	$46,391	1.33%	1.71%	0.03%		106%	¥
Year ended 07/31/11	$14.54	(0.055)	4.755	4.700	–	–	–	–	††	$19.24	32.23%		$27,137	1.31%	1.76%	(0.31%	)	67%
Year ended 07/31/10	$11.85	(0.041)	2.787	2.746	(0.056)	–	(0.056)	–		$14.54	23.32%		$23,527	1.30%	1.79%	(0.30%	)	78%
Year ended 07/31/09	$16.45	0.055	(4.636)	(4.581)	(0.019)	–	(0.019)	–	††	$11.85	(27.90%	)	$22,084	1.27%	1.85%	0.48%		61%
Year ended 07/31/08	$18.83	0.089	(2.249)	(2.160)	(0.110)	(0.110)	(0.220)	–		$16.45	(11.48%	)	$26,984	1.26%	1.67%	0.54%		87%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	Amount represents less than $0.001.
¥	Portfolio turnover excludes the purchases and sales of the Merging Funds. If these transactions were included, portfolio turnover would have been higher.

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK VALUE FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets		Ratio of expenses to average net assets excluding fee waivers and reduction of expenses		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Class A
Year ended 07/31/12	$16.05	0.182	0.271	0.453	(0.180)	(0.653)	(0.833)	–	$15.67	3.28%		$83,339	1.26%		1.39%		1.20%		44%	¥
Year ended 07/31/11	$13.61	0.153	2.566	2.719	(0.279)	–	(0.279)	–	$16.05	20.12%		$71,164	1.27%		1.38%		0.99%		26%
Year ended 07/31/10	$12.14	0.230	1.369	1.599	(0.129)	–	(0.129)	–	$13.61	13.18%		$72,132	1.25%		1.36%		1.70%		12%
Year ended 07/31/09	$17.50	0.186	(4.395)	(4.209)	(0.192)	(0.959)	(1.151)	–	$12.14	(23.30%	)	$75,156	1.21%		1.34%		1.57%		20%
Year ended 07/31/08	$24.17	0.224	(2.934)	(2.710)	(0.234)	(3.726)	(3.960)	–	$17.50	(13.22%	)	$24,772	1.21%		1.33%		1.08%		17%

Class B
Year ended 07/31/12	$15.69	0.089	0.270	0.359	(0.076)	(0.653)	(0.729)	–	$15.32	2.70%		$1,164	1.86%		1.89%		0.60%		44%	¥
Year ended 07/31/11	$13.32	0.059	2.506	2.565	(0.195)	–	(0.195)	–	$15.69	19.37%		$2,212	1.87%		1.88%		0.39%		26%
Year ended 07/31/10	$11.88	0.146	1.339	1.485	(0.045)	–	(0.045)	–	$13.32	12.51%		$3,439	1.85%		1.86%		1.10%		12%
Year ended 07/31/09	$17.16	0.115	(4.312)	(4.197)	(0.124)	(0.959)	(1.083)	–	$11.88	(23.74%	)	$5,722	1.81%		1.84%		0.97%		20%
Year ended 07/31/08	$23.79	0.100	(2.880)	(2.780)	(0.124)	(3.726)	(3.850)	–	$17.16	(13.74%	)	$3,823	1.80%		1.83%		0.49%		17%
Year ended 07/31/07	$22.92	0.136	3.325	3.461	(0.170)	(2.421)	(2.591)	–	$23.79	15.38%		$6,772	1.79%		1.83%		0.56%		19%

Class C
Year ended 07/31/12	$15.63	0.089	0.268	0.357	(0.084)	(0.653)	(0.737)	–	$15.25	2.70%		$3,792	1.86%		1.89%		0.60%		44%	¥
Year ended 07/31/11	$13.26	0.059	2.509	2.568	(0.198)	–	(0.198)	–	$15.63	19.48%		$2,503	1.87%		1.88%		0.39%		26%
Year ended 07/31/10	$11.84	0.145	1.322	1.467	(0.047)	–	(0.047)	–	$13.26	12.50%		$2,548	1.85%		1.86%		1.10%		12%
Year ended 07/31/09	$17.10	0.113	(4.289)	(4.176)	(0.125)	(0.959)	(1.084)	–	$11.84	(23.76%	)	$3,058	1.81%		1.84%		0.97%		20%
Year ended 07/31/08	$23.72	0.107	(2.866)	(2.759)	(0.135)	(3.726)	(3.861)	–	$17.10	(13.69%	)	$1,500	1.76%		1.79%		0.53%		17%
Year ended 07/31/07	$22.86	0.127	3.330	3.457	(0.176)	(2.421)	(2.597)	–	$23.72	15.40%		$2,061	1.79%		1.83%		0.53%		19%

Class U
Year ended 07/31/12 (1)	$14.85	0.142	0.852	0.994	(0.124)	–	(0.124)	–	$15.72	6.70%		$99,930	0.86%	*	0.89%	*	1.60%	*	44%	¥

Institutional Service Class#
Year ended 07/31/12	$16.09	0.220	0.275	0.495	(0.222)	(0.653)	(0.875)	–	$15.71	3.50%		$147,101	1.00%		1.14%		1.46%		44%	¥
Year ended 07/31/11	$13.64	0.192	2.572	2.764	(0.314)	–	(0.314)	–	$16.09	20.50%		$234,785	1.02%		1.13%		1.24%		26%
Year ended 07/31/10	$12.17	0.265	1.368	1.633	(0.163)	–	(0.163)	–	$13.64	13.43%		$228,162	1.00%		1.11%		1.95%		12%
Year ended 07/31/09	$17.53	0.221	(4.399)	(4.178)	(0.223)	(0.959)	(1.182)	–	$12.17	(23.11%	)	$229,771	0.96%		1.09%		1.82%		20%
Year ended 07/31/08	$24.21	0.279	(2.950)	(2.671)	(0.283)	(3.726)	(4.009)	–	$17.53	(12.99%	)	$328,465	0.95%		1.08%		1.34%		17%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
#	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
¥	Portfolio turnover excludes the purchases and sales of the Merging Funds. If these transactions were included, portfolio turnover would have been higher.
(1)	Commenced operations on January 4, 2012.

FINANCIAL HIGHLIGHTS: NATIONWIDE ZIEGLER EQUITY INCOME FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets		Ratio of expenses to average net assets excluding fee waivers and reduction of expenses		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Class A
Year ended 07/31/12	$9.18	0.243	0.938	1.181	(0.241)	–	(0.241)	–	$10.12	13.12%		$11,519	1.15%		1.90%		2.60%		79%
Year ended 07/31/11	$7.89	0.248	1.314	1.562	(0.272)	–	(0.272)	–	$9.18	19.98%		$9,259	1.15%		2.00%		2.79%		78%
Year ended 07/31/10	$6.97	0.234	0.883	1.117	(0.197)	–	(0.197)	–	$7.89	16.06%		$9,976	1.15%		2.05%		3.03%		46%
Year ended 07/31/09 (1)	$7.37	0.150	(0.386)	(0.236)	(0.164)	–	(0.164)††	–	$6.97	(2.93%	)	$11,793	1.16%	*^^	2.47%	*^^	3.17%	*	32%
Year ended 07/31/08 (2)	$12.01	0.30^	(4.31)	(4.01)	(0.28)	(0.35)	(0.63)	–	$7.37	(34.84%	)	$13,298	1.15%		1.68%		2.95%		83%
Year ended 07/31/07 (2)	$11.43	0.29^	0.85	1.14	(0.26)	(0.30)	(0.56)	–	$12.01	10.23%		$28,991	1.15%		1.42%		2.51%		85%

Class C
Year ended 07/31/12	$9.14	0.186	0.930	1.116	(0.186)	–	(0.186)	–	$10.07	12.40%		$2,673	1.75%		2.40%		2.00%		79%
Year ended 07/31/11	$7.85	0.194	1.315	1.509	(0.219)	–	(0.219)	–	$9.14	19.37%		$2,431	1.75%		2.50%		2.19%		78%
Year ended 07/31/10	$6.94	0.187	0.868	1.055	(0.145)	–	(0.145)	–	$7.85	15.22%		$2,194	1.75%		2.55%		2.43%		46%
Year ended 07/31/09 (1)	$7.33	0.115	(0.379)	(0.264)	(0.126)	–	(0.126)††	–	$6.94	(3.39%	)	$2,832	1.87%	*^^	3.17%	*^^	2.45%	*	32%
Year ended 07/31/08 (2)	$11.95	0.21^	(4.28)	(4.07)	(0.20)	(0.35)	(0.55)	–	$7.33	(35.38%	)	$4,057	1.90%		2.44%		2.18%		83%
Year ended 07/31/07 (2)	$11.40	0.22^	0.82	1.04	(0.21)	(0.28)	(0.49)	–	$11.95	9.39%		$7,171	1.90%		2.16%		1.81%		85%

Institutional Service Class#
Year ended 07/31/12	$9.21	0.270	0.935	1.205	(0.265)	–	(0.265)	–	$10.15	13.38%		$6,777	0.88%		1.65%		2.87%		79%
Year ended 07/31/11	$7.88	0.284	1.331	1.615	(0.285)	–	(0.285)	–	$9.21	20.68%		$5,532	0.90%		1.75%		3.04%		78%
Year ended 07/31/10	$6.97	0.245	0.834	1.079	(0.169)	–	(0.169)	–	$7.88	15.50%		$9	0.90%		1.80%		3.28%		46%
Year ended 07/31/09 (3)	$6.89	0.003	0.077	0.080	–	–	–	–	$6.97	1.16%		$76	0.90%	*^^	2.53%	*^^	3.43%	*	32%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
#	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	Includes Return of Capital of $0.005 for Class A Shares and $0.004 for Class B Shares and Class C Shares.
^	Per share amounts calculated using SEC method.
^^	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations. The interest expense is from utilizing a line of credit.
(1)	For the nine month period ended July 31, 2009. On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
(2)	For the year ended October 31.
(3)	Commenced operations on July 24, 2009.

FINANCIAL HIGHLIGHTS: NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets		Ratio of expenses to average net assets excluding fee waivers and reduction of expenses		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Class A
Year ended 07/31/12	$32.07	(0.024)	2.294	2.270	–	–	–	–	$34.34	7.05%		$170,516	1.08%		1.27%		(0.07%	)	30%
Year ended 07/31/11	$25.62	(0.046)	6.496	6.450	–	–	–	–	$32.07	25.17%		$182,410	1.08%		1.27%		(0.15%	)	11%
Year ended 07/31/10	$22.06	(0.063)	3.623	3.560	–	–	–	–	$25.62	16.18%		$162,267	1.08%		1.25%		(0.26%	)	9%
Year ended 07/31/09 (1)	$18.53	(0.029)	3.559	3.530	–	–	–	–	$22.06	19.05%		$166,899	1.27%	*~#	1.42%	*~	(0.21%	)*#	10%
Year ended 07/31/08 (2)	$29.13	(0.10)^^	(10.50)	(10.60)	–	–	–	–	$18.53	(36.39%	)	$157,076	1.08%	††	1.08%		(0.37%	)††	19%
Year ended 07/31/07 (2)	$24.67	(0.12)^^	4.58	4.46	–	–	–	–	$29.13	18.08%		$279,501	0.99%	††	0.99%		(0.45%	)††	14%

Class C
Year ended 07/31/12	$29.58	(0.201)	2.111	1.910	–	–	–	–	$31.49	6.42%		$11,111	1.68%		1.77%		(0.67%	)	30%
Year ended 07/31/11	$23.78	(0.212)	6.012	5.800	–	–	–	–	$29.58	24.43%		$11,269	1.68%		1.77%		(0.75%	)	11%
Year ended 07/31/10	$20.59	(0.196)	3.386	3.190	–	–	–	–	$23.78	15.49%		$10,680	1.68%		1.75%		(0.86%	)	9%
Year ended 07/31/09 (1)	$17.39	(0.117)	3.317	3.200	–	–	–	–	$20.59	18.40%		$10,620	1.99%	*~#	2.11%	*~	(0.92%	)*#	10%
Year ended 07/31/08 (2)	$27.55	(0.30)^^	(9.86)	(10.16)	–	–	–	–	$17.39	(36.88%	)	$12,839	1.82%	††	1.82%		(1.12%	)††	19%
Year ended 07/31/07 (2)	$23.51	(0.32)^^	4.36	4.04	–	–	–	–	$27.55	17.18%		$26,946	1.74%	††	1.74%		(1.20%	)††	14%

Institutional Service Class^
Year ended 07/31/12	$32.26	0.065	2.305	2.370	–	–	–	–	$34.63	7.35%		$7,576	0.81%		1.02%		0.20%		30%
Year ended 07/31/11	$25.69	0.050	6.520	6.570	–	–	–	–	$32.26	25.58%		$5,990	0.77%		1.02%		0.16%		11%
Year ended 07/31/10	$22.06	(0.002)	3.632	3.630	–	–	–	–	$25.69	16.46%		$312	0.83%		1.00%		(0.01%	)	9%
Year ended 07/31/09 (3)	$22.04	0.001	0.019	0.020	–	–	–	–	$22.06	0.09%		$20	0.83%	*~#	0.97%	*~#	0.24%	*#	10%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expenses limitation. The interest expense is from utilizing a line of credit.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	Does not reflect vendor reimbursement of 0.03%.
#	Does not reflect vendor reimbursement of 0.08%.
^	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
^^	Per share amounts calculated using SEC methods.
(1)	For the nine month period ended July 31, 2009. On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
(2)	For the year ended October 31.
(3)	Commenced operations on July 23, 2009.

For Additional Information, Contact:

By Regular Mail:

Nationwide Funds

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Mail:

Nationwide Funds

615 East Michigan Street

Third Floor

Milwaukee, WI 53202

For 24-Hour Access:

800-848-0920 (toll free). Representatives are available 9 a.m.-8 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at www.nationwide.com/mutualfunds.

The Trust’s Investment Company Act File No.: 811-08495

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents—which may be obtained free of charge—contain additional information about the Funds:

—	Statement of Additional Information (incorporated by reference into this Prospectus)
—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance)
—	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or phone number listed.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.

Information from the Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC:

—	on the SEC’s EDGAR database via the Internet at www.sec.gov;
—	by electronic request to publicinfo@sec.gov;
—	in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090); or
—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

©2013 Nationwide Funds Group. All rights reserved.	PR-HM-CEQ 9/13

FIXED INCOME FUNDS

Prospectus  June 17, 2013  (as revised September 16, 2013)

Fund and Class	Ticker
Nationwide HighMark Bond Fund Class A	NWJGX
Nationwide HighMark Bond Fund Class C	NWJHX
Nationwide HighMark Bond Fund Institutional Class	NWJIX
Nationwide HighMark Bond Fund Institutional Service Class	NWJJX
Nationwide HighMark California Intermediate Tax Free Bond Fund Class A	NWJKX
Nationwide HighMark California Intermediate Tax Free Bond Fund Class C	NWJLX
Nationwide HighMark California Intermediate Tax Free Bond Fund Institutional Class	NWJMX
Nationwide HighMark California Intermediate Tax Free Bond Fund Institutional Service Class	NWJNX
Nationwide HighMark National Intermediate Tax Free Bond Fund Class A	NWJOX
Nationwide HighMark National Intermediate Tax Free Bond Fund Class C	NWJPX
Nationwide HighMark National Intermediate Tax Free Bond Fund Institutional Class	NWJQX
Nationwide HighMark National Intermediate Tax Free Bond Fund Institutional Service Class	NWJRX
Nationwide HighMark Short Term Bond Fund Class A	NWJSX
Nationwide HighMark Short Term Bond Fund Class C	NWJTX
Nationwide HighMark Short Term Bond Fund Institutional Class	NWJUX
Nationwide HighMark Short Term Bond Fund Institutional Service Class	NWJVX
Nationwide Ziegler Wisconsin Tax Exempt Fund Class A	NWJWX
Nationwide Ziegler Wisconsin Tax Exempt Fund Class C	NWKGX
Nationwide Ziegler Wisconsin Tax Exempt Fund Institutional Class	NWJYX
Nationwide Ziegler Wisconsin Tax Exempt Fund Institutional Service Class	NWJZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

www.nationwide.com/mutualfunds

THIS PAGE INTENTIONALLY LEFT BLANK.

4	Fund Summaries
Nationwide HighMark Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide HighMark Short Term Bond Fund
Nationwide Ziegler Wisconsin Tax Exempt Fund

25	How the Funds Invest
Nationwide HighMark Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide HighMark Short Term Bond Fund
Nationwide Ziegler Wisconsin Tax Exempt Fund

33	Risks of Investing in the Funds

38	Fund Management

40	Investing with Nationwide Funds
Choosing a Share Class
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
Additional Information About Fees and Expenses

50	Distributions and Taxes

53	Multi-Manager Structure

54	Financial Highlights

3

FUND SUMMARY: NATIONWIDE HIGHMARK BOND FUND

Objective

The Fund seeks total return through investments in fixed-income securities.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 40 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%	0.49%	0.49%	0.49%
Distribution and/or Service (12b-1) Fee	0.25%	0.75%	None	None
Other Expenses[1]	0.41%	0.16%	0.16%	0.41%
Total Annual Fund Operating Expenses	1.15%	1.40%	0.65%	0.90%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.18)%	None	None	(0.18)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	0.97%	1.40%	0.65%	0.72%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.97% for Class A shares and 0.72% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

4

FUND SUMMARY: NATIONWIDE HIGHMARK BOND FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$322	$565
Class C shares	243	443
Institutional Class shares	66	208
Institutional Service Class shares	74	269

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$143	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 52.77% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in bonds (or fixed income securities) which include:

—	U.S. government securities.
—	Corporate debt securities issued by U.S. or foreign companies that are in the four highest rating categories of nationally recognized rating agencies such as Moody’s or S&P (“investment grade”).
—	Investment-grade fixed income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.
—

Investment-grade fixed income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in fixed income securities.

The Fund may also invest up to 10% of its assets in issues which are rated below Baa3 by Moody’s and/or BBB- by S&P, but have a minimum rating of B3 by Moody’s and/or B- by S&P at the time of investment (high-yield bonds, or “junk bonds”). In addition to these, the Fund may invest in other types of debt securities. The

Fund will maintain an average duration of between 3 and 6 years, which the Fund’s subadviser expects to be within one year of the duration of the Barclays U.S. Aggregate Bond Index.

The subadviser considers several factors when selecting securities for the Fund’s portfolio, including:

—	An assessment of the future level of interest rates and inflation.
—	Expectations for U.S. and global economic growth.
—	Relative yields among securities in various market sectors.
—	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The subadviser also considers the current state of a fixed-income security issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The subadviser may continue to hold a fixed-income security that has been downgraded if it believes it is in the best interest of the Fund’s shareholders.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

Liquidity risk – when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations, such as mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

5

FUND SUMMARY: NATIONWIDE HIGHMARK BOND FUND (cont.)

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Mortgage-backed and asset-backed securities risks – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the bond market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Bond Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    4.96% – 3rd qtr. 2009

Worst quarter:    -3.15% – 3rd qtr. 2008

Year-to-date total return as of June 30, 2013:    -2.36%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Shares, respectively, of the Predecessor Fund. The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Shares.

6

FUND SUMMARY: NATIONWIDE HIGHMARK BOND FUND (cont.)

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years/ Since Inception
Class A shares – Before Taxes	4.19%	5.94%	4.95%
Class A shares – After Taxes on Distributions	2.76%	4.34%	3.33%
Class A shares – After Taxes on Distributions and Sales of Shares	2.82%	4.18%	3.28%
Class C shares	5.13%	5.97%	4.82%	*
Institutional Class shares	6.88%	6.67%	5.45%
Institutional Service Class shares	6.88%	6.67%	5.45%
Barclays U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	4.22%	5.95%	5.18%

*	Class C shares of the Predecessor Fund commenced operations on November 28, 2003.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc. (“HighMark”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
E. Jack Montgomery	Vice President and Director of Fixed-Income, HighMark	Since 2013
Jeffrey Klein	Vice President and Fixed-Income Funds Manager, HighMark	Since 2013
Gregory Lugosi	Vice President and Fixed-Income Funds Manager, HighMark	Since 2013
David Wines	Vice President and Chief Fixed-Income Officer, Highmark	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

FUND SUMMARY: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND

Objective

The Fund seeks to provide high current income that is exempt from federal income tax and California personal income tax.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 40 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fee	0.25%	0.75%	None	None
Other Expenses[1]	0.40%	0.15%	0.15%	0.40%
Total Annual Fund Operating Expenses	1.15%	1.40%	0.65%	0.90%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.36)%	(0.16)%	(0.16)%	(0.36)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	0.79%	1.24%	0.49%	0.54%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.79% for Class A shares, 1.24% for Class C shares, 0.49% for Institutional Class shares, and 0.54% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

8

FUND SUMMARY: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$304	$547
Class C shares	226	427
Institutional Class shares	50	192
Institutional Service Class shares	55	251

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$126	$427

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 20.34% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund invests primarily in investment-grade (either rated in the four highest rating categories of nationally recognized statistical ratings organizations or determined by the Adviser or subadviser to be of comparably high quality) municipal bonds and notes that are tax-exempt in California.

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds, the income from which is exempt from both federal income tax and California personal income tax. This policy is fundamental and will not be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in municipal bonds from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, such as if there is a temporary lack of bonds available that are exempt from federal and California state taxes and that fit within the Fund’s investment restrictions, the

Fund may, for temporary defensive purposes, invest more than 20% of its net assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (“AMT”) should note that the portfolio managers will invest at least 80% of the Fund’s net assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the subadviser considers factors such as:

—	The potential direction of interest rate changes.
—	Its expectations for the U.S. economy in general and California’s economy in particular.
—	The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures, which are derivatives, for the purpose of achieving the Fund’s objectives and for adjusting portfolio risk. The Fund may invest in futures and options on futures based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s assets.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

California state specific risk – By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and vote initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income

9

FUND SUMMARY: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND (cont.)

securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Futures – the prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Options on futures –If the Fund is unable to close a written option on a futures contract, the Fund could be subject to substantial losses. Options on futures contracts that expire unexercised have no value.

Alternative minimum tax risk – The Fund may invest up to 20% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the bond market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark California Intermediate Tax-Free Bond Fund, a

former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    4.57% – 3rd qtr. 2009

Worst quarter:    -2.65% – 4th qtr. 2010

Year-to-date total return as of June 30, 2013:    -2.26%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Shares, respectively, of the Predecessor Fund. The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional

10

FUND SUMMARY: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND (cont.)

Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years/ Since Inception
Class A shares – Before Taxes	1.66%	3.92%	3.21%
Class A shares – After Taxes on Distributions	1.66%	3.91%	3.17%
Class A shares – After Taxes on Distributions and Sales of Shares	1.85%	3.75%	3.17%
Class C shares	2.55%	3.94%	3.05%	*
Institutional Class shares	4.34%	4.68%	3.72%
Institutional Service Class shares	4.34%	4.68%	3.72%
Barclays 7-Year Municipal Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	4.20%	6.21%	5.03%

*	Class C shares of the Predecessor Fund commenced operations on November 28, 2003.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc. (“HighMark”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Robert Bigelow	Vice President and Director of Municipal Securities, HighMark	Since 2013
Raymond Mow	Vice President and Fixed-Income Funds Manager, HighMark	Since 2013
David Wines	Vice President and Chief Fixed-Income Officer, HighMark	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are primarily exempt from regular federal and state income tax for residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

FUND SUMMARY: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND

Objective

The Fund seeks to provide high current income that is exempt from federal income tax.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 40 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fee	0.25%	0.75%	None	None
Other Expenses[1]	0.51%	0.26%	0.26%	0.51%
Total Annual Fund Operating Expenses	1.26%	1.51%	0.76%	1.01%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.49)%	(0.29)%	(0.29)%	(0.49)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	0.77%	1.22%	0.47%	0.52%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.77% for Class A shares, 1.22% for Class C shares, 0.47% for Institutional Class shares, and 0.52% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

12

FUND SUMMARY: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$302	$568
Class C shares	224	449
Institutional Class shares	48	214
Institutional Service Class shares	53	273

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$124	$449

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 27.20% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund invests primarily in municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds (or fixed income securities) the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal market conditions, the Fund will invest at least 65% of its net assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, such as if there is a temporary lack of bonds available that are exempt from federal taxes and that fit within the Fund’s investment restrictions, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals, including providing high current income that is exempt from federal income tax. Investors who may be subject to the alternative minimum tax (“AMT”) should note that the portfolio managers will invest at least 80% of the Fund’s net assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the subadviser considers factors such as:

—	The potential direction of interest rate changes.
—	Its expectations for the U.S. economy in general.
—	The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures, which are derivatives, for the purpose of achieving the Fund’s objectives and for adjusting portfolio risk. The Fund may invest in futures and options on futures based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s net assets. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

Liquidity risk – when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

13

FUND SUMMARY: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND (cont.)

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Futures – the prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Options on futures – If the Fund is unable to close a written option on a futures contract, the Fund could be subject to substantial losses. Options on futures contracts that expire unexercised have no value.

Alternative minimum tax risk – The Fund may invest up to 20% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the bond market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark National Intermediate Tax-Free Bond Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    4.17% – 3rd qtr. 2009

Worst quarter:    -2.56% – 4th qtr. 2010

Year-to-date total return as of June 30, 2013:    -1.93%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Shares, respectively, of the Predecessor Fund. From September 27, 2007 to December 3, 2009, no Class C shares of the Predecessor Fund were outstanding and performance data for Class C shares during this period was based on the previous performance of Fiduciary Class shares of the Predecessor Fund, as adjusted to reflect higher share class expenses for Class C shares than for Fiduciary Shares.

The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Shares.

14

FUND SUMMARY: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND (cont.)

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years/ Since Inception
Class A shares – Before Taxes	0.98%	3.77%	3.24%
Class A shares – After Taxes on Distributions	0.93%	3.76%	3.20%
Class A shares – After Taxes on Distributions and Sales of Shares	1.55%	3.63%	3.22%
Class C shares	1.86%	3.84%	2.96%	*
Institutional Class shares	3.67%	4.52%	3.74%
Institutional Service Class shares	3.67%	4.52%	3.74%
Barclays 7-Year Municipal Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	4.20%	6.21%	5.03%

*	Class C shares of the Predecessor Fund commenced operations on November 28, 2003.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc. (“HighMark”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Robert Bigelow	Vice President and Director of Municipal Securities, HighMark	Since 2013
Raymond Mow	Vice President and Fixed-Income Funds Manager, HighMark	Since 2013
David Wines	Vice President and Chief Fixed-Income Officer, HighMark	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions primarily exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

FUND SUMMARY: NATIONWIDE HIGHMARK SHORT TERM BOND FUND

Objective

The Fund seeks total return through investments in fixed-income securities.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 40 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fee	0.25%	0.75%	None	None
Other Expenses[1]	0.46%	0.21%	0.21%	0.46%
Total Annual Fund Operating Expenses	1.06%	1.31%	0.56%	0.81%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.21)%	(0.01)%	(0.01)%	(0.21)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	0.85%	1.30%	0.55%	0.60%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.85% for Class A shares, 1.30% for Class C shares, 0.55% for Institutional Class shares, and 0.60% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

16

FUND SUMMARY: NATIONWIDE HIGHMARK SHORT TERM BOND FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$310	$534
Class C shares	232	414
Institutional Class shares	56	178
Institutional Service Class shares	61	238

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$132	$414

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 62.04% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund invests primarily in bonds (or fixed income securities) which include:

—	U.S. government securities;
—	Corporate debt securities issued by U.S. or foreign companies that are in the four highest rating categories of nationally recognized rating agencies such as Moody’s or S&P (“investment grade”);
—	Investment-grade fixed income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities; and
—

Investment-grade fixed income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in fixed income securities. The Fund will maintain an average duration of between 1 and 3 years.

The Fund may also invest up to 10% of its assets in issues which are rated below Baa3 by Moody’s and/or BBB- by S&P, but have a minimum rating of B3 by Moody’s and/or B- by S&P at the time of investment (high-yield bonds, or “junk bonds”). In addition to these, the Fund may invest in other types of debt securities.

The subadviser considers several factors when selecting securities for the Fund’s portfolio, including:

—	An assessment of the future level of interest rates and inflation.
—	Expectations for U.S. and global economic growth.
—	Relative yields among securities in various market sectors.
—	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The subadviser also considers the current state of a fixed-income security issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The subadviser may continue to hold a fixed-income security that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The subadviser may sell a security if, among other reasons, the credit quality of the security deteriorates significantly or if a better relative value can be obtained from another security.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

Liquidity risk – when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

17

FUND SUMMARY: NATIONWIDE HIGHMARK SHORT TERM BOND FUND (cont.)

Extension risk – when interest rates rise, certain bond obligations, such as mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Mortgage-backed and asset-backed securities risks – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the bond market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Short Term Bond Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance

(before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    2.19% – 3rd qtr. 2009

Worst quarter:    -0.70% – 3rd qtr. 2008

Year-to-date total return as of June 30, 2013:    -0.60%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Shares, respectively, of the Predecessor Fund. The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Shares.

18

FUND SUMMARY: NATIONWIDE HIGHMARK SHORT TERM BOND FUND (cont.)

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	Since Inception*
Class A shares – Before Taxes	0.47%	2.65%	2.83%
Class A shares – After Taxes on Distributions	-0.15%	1.70%	1.77%
Class A shares – After Taxes on Distributions and Sales of Shares	0.30%	1.70%	1.79%
Class C shares	1.38%	2.67%	2.80%
Institutional Class shares	3.05%	3.40%	3.41%
Institutional Service Class shares	3.05%	3.40%	3.41%
Barclays 1-3 Year U.S. Government/Credit Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	1.26%	2.88%	3.30%

*	Class A and Fiduciary Class Shares of the Predecessor Fund commenced operations on November 2, 2004. Class C Shares of the Predecessor Fund commenced operations on November 29, 2004.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc. (“HighMark”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
E. Jack Montgomery	Vice President and Director of Fixed-Income, HighMark	Since 2013
Jeffrey Klein	Vice President and Fixed-Income Funds Manager, HighMark	Since 2013
Gregory Lugosi	Vice President and Fixed-Income Funds Manager, HighMark	Since 2013
David Wines	Vice President and Chief Fixed-Income Officer, HighMark	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

19

FUND SUMMARY: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND

Objective

The Fund seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 40 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 70 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fee	0.25%	0.75%	None	None
Other Expenses[1]	0.46%	0.21%	0.21%	0.46%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22%	1.47%	0.72%	0.97%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.31)%	(0.11)%	(0.11)%	(0.31)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	0.91%	1.36%	0.61%	0.66%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for Class A shares, 1.35% for Class C shares, 0.60% for Institutional Class shares, and 0.65% for Institutional Service Class shares until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

20

FUND SUMMARY: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$316	$574
Class C shares	238	454
Institutional Class shares	62	219
Institutional Service Class shares	67	278

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$138	$454

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 14.36% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax (including territories and possessions of the United States and their political subdivisions and political authorities, and certain other governmental issuers) and also from federal and applicable Wisconsin alternative minimum taxes.

Debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and certain other governmental issuers, the interest on which is exempt from federal income tax, are referred to as “tax exempt obligations.”

When the subadviser is unable to find a sufficient supply of qualifying tax exempt obligations issued in Wisconsin that the subadviser believes could be good investments for the Fund, the subadviser may invest more than 25% of the Fund’s net assets in debt obligations issued by or on behalf of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa, the Northern Mariana Islands and their municipalities and other political subdivisions and public authorities, the income from which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax. The Fund does not seek to concentrate its investments in any particular industry and generally will not invest more than 25% of its net assets in tax exempt obligations payable from the revenues of any single industry. However, when the subadviser is unable to find a sufficient supply of other appropriate tax exempt obligations, it may invest more than 25% of the Fund’s net assets in bonds payable from the revenues of any of the housing, healthcare or utilities industries.

The Fund invests primarily in tax exempt obligations that are rated investment grade (the four highest rating categories of nationally recognized statistical ratings organizations) at the time of purchase (i.e., at least Baa3/BBB-) or that are unrated but that the subadviser determines, at the time of purchase, are of comparable quality to obligations rated investment grade.

The Fund may invest up to 20% of its net assets in tax exempt obligations that are rated below investment grade (but not rated below B) and in unrated bonds that the subadviser determines, at the time of purchase, to be of comparable quality (these below investment-grade obligations are sometimes referred to as junk bonds or high-yield bonds).

It is possible that, after the Fund purchases a tax exempt obligation that meets its credit quality standards, the obligation may be downgraded or the subadviser may reassess its view of the issuer’s credit quality. The subadviser will consider such an event in determining whether the Fund should continue to hold the obligation, but will not automatically dispose of the obligation solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Fund’s total assets to be invested in tax exempt obligations that do not meet the Fund’s minimum credit standards, then the subadviser may sell some of the lower quality tax exempt obligations so that less than 5% of the Fund’s total assets are invested in such obligations.

In analyzing rated and unrated tax exempt obligations, the subadviser obtains and reviews available information on the creditworthiness of the parties obligated to make principal and interest payments (including any parties who guarantee the borrower’s payment obligations). The subadviser also considers various qualitative factors and trends that affect tax exempt obligations generally. A significant portion of the credit ratings of the tax exempt obligations held by the Fund are enhanced by insurance, although the ability of the insurer to pay principal and interest in the event of a default by the issuer cannot be assured.

21

FUND SUMMARY: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND (cont.)

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Liquidity risk – when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Geographic concentration risk – The Fund normally will invest significant portions of its assets in several specific geographic areas, including Wisconsin and, to a lesser extent, U.S. territories, for example, Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Northern Mariana Islands. Political, legislative, business and economic conditions and developments within these areas will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation or voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

Concentration risk – The risk associated with exposure to any one industry or sector. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment. The resulting industry concentration could increase the Fund’s market risk or credit risk, or both.

Limited supply risk – Only limited categories of tax exempt obligations are exempt from both federal income tax and Wisconsin personal income tax. Because there are limited categories of these double tax exempt bonds, the Fund may not always be able to invest its assets in tax exempt obligations issued in Wisconsin.

Alternative minimum tax risk – The Fund may invest up to 10% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return.

Nondiversified fund risk – The Fund is a “nondiversified” fund under the Investment Company Act of 1940. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the bond market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Wisconsin Tax-Exempt Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to June 8, 2009 are based on the performance of the North Track Wisconsin Tax-Exempt Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Predecessor Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Predecessor Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

22

FUND SUMMARY: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND (cont.)

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    6.32% – 3rd qtr. 2009

Worst quarter:    -3.92% – 4th qtr. 2010

Year-to-date total return as of June 30, 2013:    -1.73%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Shares, respectively, of the Predecessor Fund. The performance of Fiduciary Shares for the period from June 8, 2009 to August 3, 2010 was based on the performance of Class A Shares of the Predecessor Fund and, for the period prior to June 8, 2009, of Class A shares of the Prior Predecessor Fund. The performance of the Predecessor Fund’s Fiduciary Shares had been adjusted because Class A Shares of the Predecessor Fund and the Prior Predecessor Fund bore a sales charge while Fiduciary Shares did not bear a sales charge. However, the performance of the Predecessor Fund’s Fiduciary Shares was not adjusted to reflect that share class’s lower expenses than those of Class A Shares of the Predecessor Fund and the Prior Predecessor Fund.

The Fund had not commenced offering Institutional Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years/ Since Inception
Class A shares – Before Taxes	1.41%	3.80%	3.63%
Class A shares – After Taxes on Distributions	1.40%	3.79%	3.62%
Class A shares – After Taxes on Distributions and Sales of Shares	1.95%	3.73%	3.60%
Class C shares	2.32%	3.73%	3.26%	*
Institutional Class shares	4.04%	4.40%	3.93%
Institutional Service Class shares	4.04%	4.40%	3.93%
Barclays Municipal Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	6.78%	5.91%	5.10%

*	Class C shares of the Predecessor Fund commenced operations on January 6, 2003.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Ziegler Lotsoff Capital Management, LLC (“ZLCM”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Paula M. Horn	Chief Investment Officer, ZLCM	Since 2013
Richard D. Scargill	Vice President and Portfolio Manager, ZLCM	Since 2013
Eric Zenner	Vice President and Portfolio Manager, ZLCM	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

23

FUND SUMMARY: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND (cont.)

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are primarily exempt from regular federal and state income tax for residents of Wisconsin. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK BOND FUND

Objective

The Nationwide HighMark Bond Fund seeks total return through investments in fixed-income securities. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in fixed-income securities which include:

—	U.S. government securities;
—	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment grade;
—	Investment-grade fixed income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities; and
—

Investment-grade fixed income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in fixed income securities.

The Fund may also invest up to 10% of its assets in issues which are rated below Baa3 by Moody’s and/or BBB- by S&P, but have a minimum rating of B3 by Moody’s and/or B- by S&P at the time of investment (high-yield bonds). In addition to these, the Fund may invest in other types of debt securities. The Fund will maintain an average duration of between 3 and 6 years, which the Fund’s subadviser expects to be within one year of the duration of the Barclays U.S. Aggregate Bond Index.

The subadviser considers several factors when selecting securities for the Fund’s portfolio, including:

—	An assessment of the future level of interest rates and inflation.
—	Expectations for U.S. and global economic growth.
—	Relative yields among securities in various market sectors.
—	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The subadviser also considers the current state of a fixed-income security issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The subadviser may continue to hold a fixed-income security that has been downgraded if it believes it is in the best interest of the Fund’s shareholders.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

High-yield bonds – commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

25

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK BOND FUND (cont.)

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, EXTENSION RISK, HIGH-YIELD BONDS RISK, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS, and FOREIGN SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 33.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

26

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND

Objective

The Nationwide HighMark California Intermediate Tax Free Bond Fund seeks to provide high current income that is exempt from federal income tax and California personal income tax. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in investment-grade municipal bonds and notes (or fixed-income securities) that are tax-exempt in California. The Fund considers a security to be investment grade if it is rated BBB- or better by S&P; Baa3 or better by Moody’s; similarly rated by another nationally recognized securities rating organization; or, if not rated, determined to be of comparably high quality by the Fund’s Adviser or subadviser.

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds the income from which is exempt from both federal income tax and California personal income tax. This policy is fundamental and will not be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in municipal bonds from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, such as if there is a temporary lack of bonds available that are exempt from federal and California state taxes and that fit within the Fund’s investment restrictions, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (“AMT”) should note that the portfolio managers will invest at least 80% of the Fund’s net assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the portfolio managers consider factors such as:

—	The potential direction of interest rate changes.
—	Their expectations for the U.S. economy in general and California’s economy in particular.
—	The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures, which are derivatives, for the purpose of achieving the Fund’s objectives and for adjusting portfolio risk. The Fund may invest in futures and options on futures based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s net assets.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Maturity – is the date on which the principal amount of a security is required to be paid to investors.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Options on futures – contracts that give the holder the right, but not the obligation, to enter into a specified futures contract.

Derivatives – contracts, securities or investments the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, forwards and swaps are examples of derivatives. Using derivatives is often a cost-effective way to expose portfolios, including those with frequent cash flows, to the performance of an underlying securities index or group of securities without having to buy an appropriate proportion of each of the individual securities included in the index or group. This can allow a sleeve to maintain a higher percentage of its assets invested in the relevant market and help reduce performance deviation relative to its benchmark index.

27

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND (cont.)

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to CALIFORNIA STATE SPECIFIC RISK, INTEREST RATE RISK, CREDIT RISK, PREPAYMENT AND CALL RISK, DERIVATIVES RISK, and ALTERNATIVE MINIMUM TAX RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 33.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

28

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND

Objective

The Nationwide HighMark National Intermediate Tax Free Bond Fund seeks to provide high current income that is exempt from federal income tax. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds (or fixed-income securities) the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal market conditions, the Fund will invest at least 65% of its net assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, such as if there is a temporary lack of bonds available that are exempt from federal taxes and that fit within the Fund’s investment restrictions, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals, including providing high current income that is exempt from federal income tax. Investors who may be subject to the alternative minimum tax (“AMT”) should note that the portfolio managers will invest at least 80% of the Fund’s net assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the portfolio managers consider factors such as:

—	The potential direction of interest rate changes.
—	Their expectations for the U.S. economy in general.
—	The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures, which are derivatives, for the purpose of achieving the Fund’s objectives and for adjusting portfolio risk. The Fund may invest in futures and options on futures based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s net assets. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Maturity – is the date on which the principal amount of a security is required to be paid to investors.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Options on futures – contracts that give the holder the right, but not the obligation, to enter into a specified futures contract.

Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, forwards and swaps are examples of derivatives. Using derivatives is often a cost-effective way to expose portfolios, including those with frequent cash flows, to the performance of an underlying securities index or group of securities without having to buy an appropriate proportion of each of the individual securities included in the index or group. This can allow a sleeve to maintain a higher percentage of its assets invested in the relevant market and help reduce performance deviation relative to its benchmark index.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, DERIVATIVES RISK, and ALTERNATIVE MINIMUM TAX RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 33.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

29

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK SHORT TERM BOND FUND

Objective

The Nationwide HighMark Short Term Bond Fund seeks total return through investments in fixed-income securities. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in bonds (or fixed-income securities) which include:

—	U.S. government securities;
—	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment grade;
—	Investment-grade fixed income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities; and
—

Investment-grade fixed income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in fixed income securities. The Fund will maintain an average duration of between 1 and 3 years.

The Fund may also invest up to 10% of its assets in issues which are rated below Baa3 by Moody’s and/or BBB- by S&P, but have a minimum rating of B3 by Moody’s and/or B- by S&P at the time of investment (high-yield bonds). In addition to these, the Fund may invest in other types of debt securities.

The subadviser considers several factors when selecting securities for the Fund’s portfolio, including:

—	An assessment of the future level of interest rates and inflation;
—	Expectations for U.S. and global economic growth;
—	Relative yields among securities in various market sectors; and
—	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The subadviser also considers the current state of a fixed-income security issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The subadviser may continue to hold a fixed-income security that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The subadviser may sell a security if, among other reasons, the credit quality of the security deteriorates significantly or if a better relative value can be obtained from another security.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

High-yield bonds – commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

30

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK SHORT TERM BOND FUND (cont.)

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, EXTENSION RISK, HIGH-YIELD BONDS RISK, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS, and FOREIGN SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 33.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

31

HOW THE FUNDS INVEST: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND

Objective

The Nationwide Ziegler Wisconsin Tax Exempt Fund seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax (including territories and possessions of the United States and their political subdivisions and political authorities, and certain other governmental issuers) and also from federal and applicable Wisconsin alternative minimum taxes.

Debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and certain other governmental issuers, the interest on which is exempt from federal income tax, are referred to as “tax exempt obligations.”

When the subadviser is unable to find a sufficient supply of qualifying tax exempt obligations issued in Wisconsin that the subadviser believes could be good investments for the Fund, the subadviser may invest more than 25% of the Fund’s net assets in debt obligations (or fixed-income securities) issued by or on behalf of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa, the Northern Mariana Islands and their municipalities and other political subdivisions and public authorities, the income from which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax.

The Fund invests primarily in tax exempt obligations that are rated investment grade at the time of purchase (i.e., at least Baa3/BBB-) or that are unrated but that the subadviser determines, at the time of purchase, are of comparable quality to obligations rated investment grade.

The Fund may invest up to 20% of its net assets in tax exempt obligations that are rated below investment grade (but not rated below B) and in unrated bonds that the subadviser determines, at the time of purchase, to be of comparable quality (these below investment-grade obligations are sometimes referred to as junk bonds).

It is possible that, after the Fund purchases a tax exempt obligation that meets its credit quality standards, the obligation may be downgraded or the subadviser may reassess its view of the issuer’s credit quality. The subadviser will consider such an event in determining whether the Fund should continue to hold the obligation, but will not automatically dispose of the obligation solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Fund’s total assets to be invested in tax exempt obligations that do not meet the Fund’s minimum credit standards, then the subadviser may sell some of the lower quality tax exempt obligations so that less than 5% of the Fund’s total assets are invested in such obligations.

In analyzing rated and unrated tax exempt obligations, the subadviser obtains and reviews available information on the creditworthiness of the parties obligated to make principal and interest payments (including any parties who guarantee the borrower’s payment obligations). The subadviser also considers various qualitative factors and trends that affect tax exempt obligations generally. A significant portion of the credit ratings of the tax exempt obligations held by the Fund are enhanced by insurance, although the ability of the insurer to pay principal and interest in the event of a default by the issuer cannot be assured.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the bond markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to INTEREST RATE RISK, CREDIT RISK, HIGH-YIELD BOND RISK, LIQUIDITY RISK, PREPAYMENT AND CALL RISK, GEOGRAPHIC CONCENTRATION RISK, CONCENTRATION RISK, LIMITED SUPPLY RISK, ALTERNATIVE MINIMUM TAX RISK, and NONDIVERSIFIED FUND RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 33.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

32

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Alternative minimum tax risk – The Nationwide Ziegler Wisconsin Tax Exempt Fund may invest up to 10% of its total assets and the Nationwide HighMark California Intermediate Tax Free Bond Fund and the Nationwide HighMark National Intermediate Tax-Free Bond Fund may invest up to 20% of their total assets in municipal securities that generate interest which is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return.

Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.

California state specific risk – By concentrating its investments in California, the Nationwide HighMark California Intermediate Tax Free Bond Fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and vote initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Concentration risk – The risk associated with exposure to any one industry or sector. The Nationwide Ziegler Wisconsin Tax Exempt Fund does not seek to concentrate its investments in any particular industry and generally will not invest more than 25% of its net assets in tax exempt obligations payable from the revenues of any single industry. However, when the subadviser is unable to find a sufficient supply of other appropriate tax exempt obligations, it may invest more than 25% of the Fund’s net assets in bonds payable from the revenues of any of the housing, healthcare or utilities industries. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment. The resulting industry concentration could increase the Fund’s market risk or credit risk, or both.

Credit risk – The risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment-grade securities.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by a Fund’s subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by a Fund generally are determined at the time of

33

RISKS OF INVESTING IN THE FUNDS (cont.)

their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by a Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the Fund’s subadviser.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund’s losses and reducing a Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

—	the other party to the derivatives contract may fail to fulfill its obligations;
—	their use may reduce liquidity and make a Fund harder to value, especially in declining markets; and
—

when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund’s losses and reducing the Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Options – When options are purchased over the counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position. Options that expire unexercised have no value.

Nationwide Fund Advisors, with respect to its management and operation of the Funds, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs; and
—	less stringent regulatory and accounting standards and delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose

34

RISKS OF INVESTING IN THE FUNDS (cont.)

economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund may hold foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Geographic concentration risk – The Nationwide Ziegler Wisconsin Tax Exempt Fund normally will invest significant portions of its assets in several specific geographic areas, including Wisconsin and, to a lesser extent, U.S. territories, for example, Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Northern Mariana Islands. Political, legislative, business and economic conditions and developments within these areas will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation or voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

High-yield bonds risk – investment in high-yield bonds and other lower-rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, a Fund’s investment in high-yield bonds is subject to the following risks:

—	increased price sensitivity to changing interest rates and to adverse economic and business developments;
—	greater risk of loss due to default or declining credit quality;
—	greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due and
—	negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Floating- and variable-rate securities – Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable- rate securities may be callable by the issuer, meaning that they can be paid off before

35

RISKS OF INVESTING IN THE FUNDS (cont.)

their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce a Fund’s income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk.

Zero coupon bonds – these securities pay no interest during the life of the security, and are issued by a wide variety of governmental and corporate issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and generally are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

Duration – the duration of a fixed-income security estimates how much its price is affected by interest rate changes. For example, a duration of six years means the price of a fixed-income security will change approximately 6% for every 1% change in its yield. Thus, the higher a securities duration, the more volatile the security.

Limited supply risk – Only limited categories of tax exempt obligations are exempt from both federal income tax and Wisconsin personal income tax. Because there are limited categories of these double tax exempt bonds, the Nationwide Ziegler Wisconsin Tax Exempt Fund may not always be able to invest its assets in tax exempt obligations issued in Wisconsin.

Liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It is also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed-income securities, small- and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Nondiversified fund risk – The Nationwide Ziegler Wisconsin Tax Exempt Fund is a “nondiversified” fund under the Investment Company Act of 1940. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, a Fund may be required to invest the proceeds in securities with lower yields.

*  *  *  *  *  *

Temporary investments – Each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if a Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

36

RISKS OF INVESTING IN THE FUNDS (cont.)

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Internet site for the Trust (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

37

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust’s Board of Trustees (“Board of Trustees”), NFA also selects subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Subadvisers

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

HIGHMARK CAPITAL MANAGEMENT, INC. (“HIGHMARK”) serves as a subadviser for all the Funds except for the Nationwide Ziegler Wisconsin Tax Exempt Fund. HighMark is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is organized as a California corporation. HighMark, located at 350 California Street, San Francisco, CA 94104, is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo- Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of March 31, 2013, HighMark had approximately $19.3 billion in assets under management. HighMark (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

ZIEGLER LOTSOFF CAPITAL MANAGEMENT, LLC (“ZLCM”) serves as a subadviser to the Nationwide Ziegler Wisconsin Tax Exempt Fund. ZLCM is a registered investment adviser under the Advisers Act and is organized as a Wisconsin limited liability company. ZLCM’s address is 20 North Clark Street, Suite 3400, Chicago, IL 60602. As of March 31, 2013, ZLCM had approximately $4.0 billion in assets under management. ZLCM (and its predecessors) have been providing investment management services since 1984.

Management Fees

Each Fund pays the Adviser an annual management fee based on the rates listed in the table below, which are expressed as a percentage of the Fund’s average daily net assets and do not take into account any applicable fee waivers:

Fund	Assets	Fee
Nationwide HighMark Bond Fund	Up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.50% 0.475% 0.45% 0.425% 0.40%
Nationwide HighMark California Intermediate Tax Free Bond Fund	All	0.50%
Nationwide HighMark National Intermediate Tax Free Bond Fund	All	0.50%
Nationwide HighMark Short Term Bond Fund	Up to $500 million $500 million up to $1 billion $1 billion up to $3 billion $3 billion up to $5 billion $5 billion up to $10 billion $10 billion and more	0.35% 0.34% 0.325% 0.30% 0.285% 0.275%
Nationwide Ziegler Wisconsin Tax Exempt Fund	Up to $250 million $250 million and more	0.50% 0.40%

Portfolio Management

Nationwide HighMark Bond Fund and Nationwide HighMark Short Term Bond Fund

E. Jack Montgomery is responsible for the day-to-day management of each Fund. Jeffrey Klein, Gregory Lugosi and David Wines support Mr. Montgomery in the day-to-day management of the Funds.

Mr. Montgomery, CFA, is Vice President and Director of Fixed Income of HighMark and has been associated with HighMark and its predecessors since 1994. Prior to 1994, Mr. Montgomery was the portfolio manager of the San Francisco Employees’ Retirement Systems fixed income portfolio, and spent 11 years at Interstate Bank of Oregon, managing employee benefit fixed income portfolios. Mr. Montgomery earned a Bachelor of Arts degree in Finance from the University of Oklahoma and an MBA in Finance from the University of Oregon at Eugene.

Mr. Klein, CFA, is Vice President and Fixed Income Funds Manager of HighMark and has been associated with HighMark since 2010. Prior to 2010, Mr. Klein was Senior Portfolio Manager of Bishop Street Capital Management from 2009 to 2010; Managing Director, Co-Head U.S. Fixed Income and Head of U.S. Credit Management of Halbis Capital Management from 2005 to 2007; and Portfolio Manager of Dodge & Cox from 1992 to 2004. Mr. Klein earned a Bachelor of Arts degree in Political Science with a minor in English Literature from Columbia University.

Mr. Wines, CFA, is Vice President and Chief Fixed Income Officer of HighMark and has been associated with HighMark since 2004. Prior to joining HighMark, Mr. Wines was the Director of Investment Strategies at AssetMark Investment Services. Mr. Wines earned a Bachelor of Science degree in Finance from the University of Oregon and a Master of Business Administration in Management from Golden Gate University.

Mr. Lugosi is Vice President and Fixed-Income Funds Manager of HighMark and has been associated with HighMark and its predecessors since 1991. Mr. Lugosi earned a Bachelor of Arts degree in Business Administration from Woodbury University.

38

FUND MANAGEMENT (cont.)

Nationwide HighMark California Intermediate Tax Free Bond Fund and Nationwide HighMark National Intermediate Tax Free Bond Fund

Robert Bigelow is responsible for the day to day management of each Fund. Raymond Mow and David Wines support Mr. Bigelow in the day to day management of the Funds.

Mr. Bigelow is Vice President and Director of Municipal Securities of HighMark and has been associated with HighMark and its predecessors since 1994.

Mr. Mow is Vice President and Fixed-Income Funds Manager of HighMark and has been associated with HighMark and its predecessors since 1995.

Mr. Wines, CFA, is Vice President and Chief Fixed Income Officer of HighMark and has been associated with HighMark since 2004. Prior to joining HighMark, Mr. Wines was the Director of Investment Strategies at AssetMark Investment Services. Mr. Wines earned a Bachelor of Science degree in Finance from the University of Oregon and a Master of Business Administration in Management from Golden Gate University.

Nationwide Ziegler Wisconsin Tax Exempt Fund

Paula M. Horn, Richard D. Scargill and Eric Zenner are responsible for the day to day management of the Fund.

Ms. Horn is Chief Investment Officer of ZLCM and has been associated with ZLCM since 2009. She was President of DeSari Capital from August 2007 to December 2008. She was associated with Deerfield Capital from February 2000 to August 2007.

Mr. Scargill is Vice President and Portfolio Manager of ZLCM. He has been associated with ZLCM since 2002.

Mr. Zenner is Vice President and Portfolio Manager of ZLCM. He has been associated with ZLCM since 2009. He was Managing Director and Portfolio Manager of Deerfield Capital from 2003 to 2009.

Additional Information about the Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in a Fund, if any.

39

INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

When selecting a share class, you should consider the following:

—	which share classes are available to you;
—	how long you expect to own your shares;
—	how much you intend to invest;
—	total costs and expenses associated with a particular share class and
—	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Nationwide Funds offer several different share classes, each with different price and cost features. The following table compares Class A and Class C shares, which are available to all investors.

Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision.

Comparing Class A and Class C Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 2.25% for Class A shares	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC)[1]	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% (Class A shares only)	Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or net asset value (“NAV”) per share.

Administrative services fee of up to 0.25%	No conversion feature.

No maximum investment amount.

Classes and Charges	Points to Consider

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 0.75%	Total annual operating expenses are higher, than Class A expenses, which means lower dividends and/or NAV per share.

No administrative services fee	No conversion feature.

Maximum investment amount of $250,000.[2] Larger investments may be rejected.

[1]

If you purchase Class A shares without a sales charge because you are eligible for a cumulative quantity discount, as described in “Purchasing Class A Shares without a Sales Charge” below, and your broker (or other financial intermediary) was paid a “finder’s fee” in connection with your purchase, you will be charged a CDSC of 0.50% on any Class A shares you redeem within 18 months of purchase.

[2]	This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of			Dealer
Amount of Purchase	Offering Price		Net Amount Invested (approximately)	Commission as a Percentage of Offering Price
Less than $100,000	2.25%		2.30%	2.00%
$100,000 to $249,999	1.75		1.78	1.50
$250,000 or more	None	*	None	None

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by their

40

INVESTING WITH NATIONWIDE FUNDS (cont.)

current public offering price. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Funds’ transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction of Class A Sales Charges” and “Additional Information on Purchases and Sales” in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwide.com/mutual-funds-sales-charges.jsp.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

—	A larger investment. The sales charge decreases as the amount of your investment increases.
—

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class B or Class C shares in all Nationwide Funds (except the Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

—

Share repurchase privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

—

Letter of intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $100,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your purchase of Class A shares with your purchase of Class B and Class C shares of these and other Nationwide Funds to fulfill your Letter of Intent. (The Funds in this Prospectus do not offer Class B shares. Purchase of Class B shares of other Nationwide Funds are closed to new investors.) You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

—

investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the “Distributor”) to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed;

—	directors, officers, full-time employees, sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Distributor;
—	retirement plans that have an agreement with the Distributor or an affiliate of the Distributor;
—

former participants of a retirement plan that maintains an agreement with a Nationwide Financial company for the provision of retirement plan services who roll their plan assets into individual retirement accounts established directly with the Trust;

—	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;
—	investment advisory clients of the Adviser and its affiliates;
—	Trustees and retired Trustees of the Trust and
—

directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser, its affiliates, or sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares without a Sales Charge

Purchases of $250,000 or more of Class A shares have no front-end sales charge. You can purchase $250,000 or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this Prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) applies if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.

The CDSC does not apply:

—	if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “Waiver of Class A Sales Charges” above;
—	if no finder’s fee was paid or

41

INVESTING WITH NATIONWIDE FUNDS (cont.)

—	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	$250,000 or more
If sold within	18 months
Amount of CDSC	0.50%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

Waiver of Contingent Deferred Sales Charges Class A and Class C Shares

The CDSC is waived on:

—	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;
—	Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;
—	mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and
—	redemptions of Class C shares from retirement plans offered by broker-dealers or retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1.00%.

Calculation of CDSC for Class C Shares

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges—Class, and Class C Shares” for a list of situations where a CDSC is not charged.

Share Classes Available Only to Institutional Accounts

The Funds may offer Institutional Service Class and Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

—	the level of distribution and administrative services the plan requires;
—	the total expenses of the share class and
—	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

—

retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

—	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
—	a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions;
—	fee-based accounts of broker-dealers and/or registered investment advisors investing on behalf of their customers;
—	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
—	current holders of Institutional Service Class shares of any Nationwide Fund.

42

INVESTING WITH NATIONWIDE FUNDS (cont.)

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

—	funds of funds offered by the Distributor or other affiliates of the Fund;
—

institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans (“Affiliated Accounts”);

—	rollover individual retirement accounts from such Affiliated Accounts;
—	a bank, trust company or similar financial institution investing for its own account;
—	high net worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
—	current beneficial holders of Institutional Class shares of any Nationwide Fund.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or service fees. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A and Class C shares pay the Distributor annual amounts not exceeding the following:

Class	as a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	0.75% (0.25% service fee)

Administrative Services Fees

Class A and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. (These fees are in addition to Rule 12b-1 fees for Class A shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries (including those that are affiliated with NFA) who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

43

INVESTING WITH NATIONWIDE FUNDS (cont.)

The recipients of such payments may include:

—	the Distributor and other affiliates of the Adviser;
—	broker-dealers;
—	financial institutions and
—	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Nationwide Funds

Representatives are available 9 a.m. to 8 p.m. Eastern Time, Monday through Friday, at 800-848-0920.

Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

—	make transactions;
—	hear fund price information and
—	obtain mailing and wiring instructions.

Internet Go to www.nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

—	download Fund Prospectuses;
—	obtain information on the Nationwide Funds;
—	access your account information and
—	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

By Overnight Mail Nationwide Funds, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

44

INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund Transactions—Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

How to Exchange* or Sell** Shares

*  Exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

** A signature guarantee may be required. See “Signature Guarantee” below.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders. The Funds may, under circumstances they deem to be appropriate, accept cashier’s checks. Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.	By mail. You may request an exchange or redemption by mailing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners.
By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

—if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

—your bank may charge a fee to wire funds.

—the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

—your proceeds typically will be wired to your bank on the next business day after your order has been processed.

—Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.

—your financial institution may also charge a fee for receiving the wire.

—funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Nationwide Funds’ account with proceeds from your bank via ACH by the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Nationwide Funds from your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll- free number.

45

INVESTING WITH NATIONWIDE FUNDS (cont.)

Buying Shares

Share Price

The net asset value per share or “NAV” per share is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

—	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open and
—

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent or authorized intermediary, plus any applicable sales charge.

The Funds are generally available only to investors residing in the United States. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Fair Value Pricing

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service approved by the Board. If a price is unavailable from an independent pricing service, debt and other fixed-income securities are generally valued at the average of bid quotations obtained from broker-dealers. If prices from these sources are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to assign a “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Fair valuations are subject to periodic review by the Fair Valuation Committee and quarterly reporting to the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

—	New Year’s Day
—	Martin Luther King, Jr. Day
—	Presidents’ Day
—	Good Friday
—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the New York Stock Exchange is closed.

46

INVESTING WITH NATIONWIDE FUNDS (cont.)

Minimum Investments

Class A and Class C Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset
Accumulation Plan	$0 (provided each monthly purchase is at least $50)
Additional Investments (Automatic Asset Accumulation Plan)	$50

Institutional Service Class Shares
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

—	name;
—	date of birth (for individuals);
—	residential or business street address (although post office boxes are still permitted for mailing) and
—	Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

—

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee, unless such account actively participates in an Automatic Asset Accumulation Plan. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, a Fund may waive the quarterly fee.

—

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

—	both accounts have the same registration;
—	your first purchase in the new fund meets its minimum investment requirement and
—	you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

You also may use proceeds from sales of Institutional Service Class or Institutional Class shares of a Nationwide Fund to purchase Class A shares of a New Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor, where the New Fund does not offer, as applicable, Institutional Service Class or Institutional Class shares.

Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Institutional Class shares seeking to exchange such shares for Institutional Class shares of another Fund, where such Institutional Service Class or Institutional Class shares (as applicable) had been designated as Class D shares at the close of business on July 31, 2012.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

47

INVESTING WITH NATIONWIDE FUNDS (cont.)

Generally, there are no sales charges for exchanges of shares. However,

—	if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
—	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to the Nationwide Money Market Fund).

Exchanges into the Nationwide Money Market Fund

You may exchange between Institutional Class shares of the Funds and Institutional Class shares of the Nationwide Money Market Fund. You may exchange between all other share classes of the Funds and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class B (closed to new investors) or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

Selling Shares

You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price, depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

—	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
—	trading is restricted or
—	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

—	is engaged in excessive trading or
—	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds’ ability to make a redemption in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

—	your account address has changed within the last 30 calendar days;
—	the redemption check is made payable to anyone other than the registered shareholder;
—	the proceeds are mailed to any address other than the address of record or
—	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

48

INVESTING WITH NATIONWIDE FUNDS (cont.)

Excessive or Short-Term Trading

The Nationwide Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted the following policies with respect to excessive or short-term trading in the Funds:

Fair Valuation

The Funds have fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Value Pricing.”

Monitoring of Trading Activity

The Funds, through the Adviser, their subadvisers and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. Further, in compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, Nationwide Funds Group, on behalf of the Funds, has entered into written agreements with the Funds’ financial intermediaries, under which the intermediary must, upon request, provide a Fund with certain shareholder identity and trading information so that the Fund can enforce its market timing policies. If a shareholder is found to have engaged in excessive short-term trading, the

Funds may, at their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

—	restrict or reject purchases or exchanges that the Fund or its agents believe constitute excessive trading and
—	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Additional Information about Fees and Expenses

The fees and expenses of the Funds that appear in the Fund Summaries are estimated based on each Fund’s projected annual net assets for the current fiscal year ending July 31, 2014, since the Funds are new. Such fees and expenses do not reflect any changes in expense ratios resulting from changes in assets under management as estimated. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown in the applicable Fund Summary. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Annualized expense ratios for the fiscal year ending July 31, 2014 and the six months ending January 31, 2014 will be available in each Fund’s annual report and semiannual, respectively, which will be available on www.nationwide.com/mutualfunds.

49

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax advisor.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

—	distributions are taxable to you at either ordinary income or capital gains tax rates;
—	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
—	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
—

for individual shareholders, generally none or only a small portion of the income dividends paid are anticipated to be qualified dividend income eligible for taxation at long-term capital gain tax rates because the income of the Funds is primarily derived from investments earning interest rather than dividend income;

—

for corporate shareholders, generally none or only a small portion of the income dividends paid are anticipated to be eligible for the corporate dividend-received deduction because the income of the Funds is primarily derived from investments earning interest rather than dividend income; and

—	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The federal income tax treatment of a Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year are reported on Form 1099, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, the Fund will send you a corrected Form 1099 if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals in the 10% and 15% federal income tax rate brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Beginning with the 2012 calendar year, each Fund will be required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully

50

DISTRIBUTIONS AND TAXES (cont.)

review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-deferred retirement account.

Medicare Tax

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. None-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains and, with respect to taxable years of a Fund that begin before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of at least 28% if you fail to properly certify that you are not a U.S. person.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) requires the reporting to the Internal Revenue Service of certain direct and indirect ownership of foreign financial accounts by U.S. persons. Failure to provide this required information can result in a generally nonrefundable 30% tax on: (a) income dividends paid by a Fund after December 31, 2013 and (b) certain capital gain distributions (including proceeds arising from the sale of Fund shares) paid by a Fund after December 31, 2016 to certain “foreign financial institutions” and “non-financial foreign entities.”

Special Considerations for Shareholders of the Nationwide HighMark California Intermediate Tax-Free Bond Fund, the Nationwide HighMark National Intermediate Tax Free Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund:

Exempt-Interest Dividends – Dividends from the Nationwide HighMark California Intermediate Tax-Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and the Nationwide Ziegler Wisconsin Tax Exempt Fund (the “Tax-Free Funds”) will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Tax-Free Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. A Tax-Free Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax, unless such bonds were issued in 2009 or 2010.

51

DISTRIBUTIONS AND TAXES (cont.)

While each Tax-Free Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Tax-Free Fund’s shares, to decline.

Taxable Income Dividends – A Tax-Free Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Tax-Free Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Capital Gain Distributions – A Tax-Free Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in the Funds.

52

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

The Adviser performs oversight and evaluation services to the Funds, including the following:

—	performing initial due diligence on prospective Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers;
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract; and
—	selecting Fund subadvisers.

The Adviser does not expect to frequently recommend subadviser changes. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

53

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK BOND FUND

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended July 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The financial highlights information presented for the Funds for all periods is that of Predecessor Funds and was audited by the Predecessor Fund’s independent auditor, whose report therein was unqualified. Financial information is not provided for Institutional Class shares because those shares did not commence operations until after September 16, 2013.

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**	Net assets, end of period (000)	Ratio of expenses to average net assets	Ratio of expenses to average net assets excluding fee waivers and reduction of expenses	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
Year ended 07/31/12	$11.28	0.342	0.395	0.737	(0.360)	(0.237)	(0.597)	–	$11.42	6.87%	$44,659	0.99%	1.25%	3.05%	44%
Year ended 07/31/11	$11.21	0.385	0.179	0.546	(0.399)	(0.095)	(0.494)	–	$11.28	5.09%	$29,449	1.04%	1.26%	3.45%	58%
Year ended 07/31/10	$10.61	0.433	0.614	1.047	(0.447)	–	(0.447)	–	$11.21	10.08%	$28,952	1.03%	1.25%	3.97%	32%
Year ended 07/31/09	$10.31	0.440	0.310	0.750	(0.450)	–	(0.450)	–	$10.61	7.58%	$22,726	1.02%	1.24%	4.32%	41%
Year ended 07/31/08	$10.26	0.479	0.055	0.534	(0.484)	–	(0.484)	–	$10.31	5.24%	$31,167	1.01%	1.23%	4.58%	28%

Class C
Year ended 07/31/12	$11.22	0.292	0.397	0.689	(0.312)	(0.237)	(0.549)	–	$11.36	6.36%	$15,638	1.42%	1.50%	2.62%	44%
Year ended 07/31/11	$11.15	0.334	0.183	0.517	(0.352)	(0.095)	(0.447)	–	$11.22	4.77%	$7,774	1.47%	1.51%	3.02%	58%
Year ended 07/31/10	$10.56	0.384	0.609	0.993	(0.403)	–	(0.403)	–	$11.15	9.58%	$4,164	1.46%	1.50%	3.54%	32%
Year ended 07/31/09	$10.25	0.396	0.325	0.721	(0.411)	–	(0.411)	–	$10.56	7.29%	$1,309	1.45%	1.49%	3.89%	41%
Year ended 07/31/08	$10.20	0.430	0.060	0.490	(0.440)	–	(0.440)	–	$10.25	4.82%	$194	1.45%	1.49%	4.14%	28%

Institutional Service Class*
Year ended 07/31/12	$11.46	0.377	0.408	0.785	(0.388)	(0.237)	(0.625)	–	$11.62	7.11%	$325,475	0.74%	1.00%	3.30%	44%
Year ended 07/31/11	$11.38	0.420	0.182	0.602	(0.427)	(0.095)	(0.522)	–	$11.46	5.45%	$337,143	0.79%	1.01%	3.70%	58%
Year ended 07/31/10	$10.77	0.467	0.618	1.085	(0.475)	–	(0.475)	–	$11.38	10.29%	$330,318	0.78%	1.00%	4.23%	32%
Year ended 07/31/09	$10.45	0.472	0.324	0.796	(0.476)	–	(0.476)	–	$10.77	7.93%	$307,014	0.77%	0.99%	4.57%	41%
Year ended 07/31/08	$10.40	0.512	0.048	0.560	(0.510)	–	(0.510)	–	$10.45	5.42%	$344,350	0.76%	0.98%	4.83%	28%

Amounts designated as “ – ” are either $0 or have been rounded to $0. For Net Assets at End of Period, “ – ” is an amount less than $1,000.

*	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has been annualized.
†	Per share amounts calculated using average shares method.

54

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**	Net assets, end of period (000)	Ratio of expenses to average net assets	Ratio of expenses to average net assets excluding fee waivers and reduction of expenses	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
Year ended 07/31/12	$10.14	0.238	0.405	0.643	(0.243)	–	(0.243)	–	$10.54	6.40%	$92,570	0.79%	1.27%	2.30%	34%
Year ended 07/31/11	$10.18	0.256	(0.044)	0.212	(0.252)	–	(0.252)	–	$10.14	2.13%	$78,038	0.79%	1.27%	2.54%	32%
Year ended 07/31/10	$9.98	0.300	0.218	0.518	(0.301)	(0.017)	(0.318)	–	$10.18	5.26%	$76,111	0.78%	1.27%	2.97%	17%
Year ended 07/31/09	$9.78	0.318	0.217	0.535	(0.317)	(0.018)	(0.335)	–	$9.98	5.57%	$48,833	0.77%	1.28%	3.22%	12%
Year ended 07/31/08	$9.68	0.323	0.120	0.443	(0.330)	(0.013)	(0.343)	–	$9.78	4.62%	$28,430	0.75%	1.25%	3.30%	14%

Class C
Year ended 07/31/12	$10.10	0.190	0.407	0.597	(0.197)	–	(0.197)	–	$10.50	5.96%	$35,519	1.24%	1.52%	1.85%	34%
Year ended 07/31/11	$10.15	0.209	(0.051)	0.158	(0.208)	–	(0.208)	–	$10.10	1.59%	$22,806	1.24%	1.52%	2.09%	32%
Year ended 07/31/10	$9.95	0.253	0.221	0.474	(0.257)	(0.017)	(0.274)	–	$10.15	4.82%	$14,860	1.23%	1.52%	2.52%	17%
Year ended 07/31/09	$9.76	0.272	0.211	0.483	(0.275)	(0.018)	(0.293)	–	$9.95	5.03%	$4,938	1.22%	1.53%	2.77%	12%
Year ended 07/31/08	$9.66	0.275	0.125	0.400	(0.287)	(0.013)	(0.300)	–	$9.76	4.18%	$1,287	1.22%	1.52%	2.83%	14%

Institutional Service Class*
Year ended 07/31/12	$10.19	0.266	0.412	0.678	(0.268)	–	(0.268)	–	$10.60	6.73%	$133,143	0.54%	1.02%	2.55%	34%
Year ended 07/31/11	$10.23	0.282	(0.044)	0.238	(0.278)	–	(0.278)	–	$10.19	2.38%	$123,644	0.54%	1.02%	2.79%	32%
Year ended 07/31/10	$10.03	0.327	0.216	0.543	(0.326)	(0.017)	(0.343)	–	$10.23	5.49%	$112,407	0.53%	1.02%	3.22%	17%
Year ended 07/31/09	$9.83	0.344	0.216	0.560	(0.342)	(0.018)	(0.360)	–	$10.03	5.80%	$96,420	0.52%	1.03%	3.47%	12%
Year ended 07/31/08	$9.72	0.348	0.129	0.477	(0.354)	(0.013)	(0.367)	–	$9.83	4.96%	$90,173	0.51%	1.01%	3.54%	14%

Amounts designated as “ – ” are either $0 or have been rounded to $0. For Net Assets at End of Period, “–” is an amount less than $1,000.

*	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has been annualized.
†	Per share amounts calculated using average shares method.

55

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return***	Net assets, end of period (000)	Ratio of expenses to average net assets		Ratio of expenses to average net assets excluding fee waivers and reduction of expenses		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Class A
Year ended 07/31/12	$11.42	0.286	0.358	0.644	(0.284)	–	(0.284)	–	$11.78	5.70%	$18,950	0.77%		1.33%		2.46%		20%
Year ended 07/31/11	$11.48	0.291	(0.057)	0.234	(0.292)	(0.002)	(0.294)	–	$11.42	2.08%	$23,674	0.77%		1.33%		2.56%		22%
Year ended 07/31/10	$11.20	0.311	0.278	0.589	(0.309)	–	(0.309)	–	$11.48	5.33%	$22,335	0.76%		1.32%		2.74%		14%
Year ended 07/31/09	$10.95	0.343	0.260	0.603	(0.344)	(0.009)	(0.353)	–	$11.20	5.60%	$19,285	0.69%		1.33%		3.10%		35%
Year ended 07/31/08	$10.83	0.391	0.135	0.526	(0.400)	(0.006)	(0.406)	–	$10.95	4.91%	$7,108	0.54%		1.30%		3.57%		19%

Class C
Year ended 07/31/12	$11.43	0.233	0.359	0.592	(0.232)	–	(0.232)	–	$11.79	5.22%	$7,978	1.22%		1.58%		2.01%		20%
Year ended 07/31/11	$11.49	0.239	(0.056)	0.183	(0.241)	(0.002)	(0.243)	–	$11.43	1.71%	$4,161	1.22%		1.58%		2.11%		22%
Year ended 07/31/10 (1)	$11.40	0.170	0.203	0.373	(0.283)	–	(0.283)	–	$11.49	2.25%	$2,363	1.21%	*	1.57%	*	2.29%	*	14%
Year ended 07/31/08 (2)	$11.05	0.058	0.070	0.128	(0.058)	–	(0.058)	–	$11.12	1.16%	$–	0.97%	*	1.43%	*	3.01%	*	19%	**
Year ended 07/31/07	$11.12	0.360	(0.045)	0.315	(0.346)	(0.039)	(0.385)	–	$11.05	2.86%	$6	0.97%		1.55%		3.22%		4%
Year ended 07/31/06	$11.44	0.368	(0.230)	0.138	(0.368)	(0.090)	(0.458)	–	$11.12	1.24%	$25	1.00%		1.51%		3.27%		7%
Year ended 07/31/05	$11.54	0.381	(0.018)	0.363	(0.375)	(0.088)	(0.463)	–	$11.44	3.15%	$50	1.03%		1.59%		3.30%		14%

Institutional Service Class#
Year ended 07/31/12	$11.43	0.315	0.348	0.663	(0.313)	–	(0.313)	–	$11.78	5.87%	$73,230	0.52%		1.08%		2.71%		20%
Year ended 07/31/11	$11.48	0.319	(0.046)	0.273	(0.321)	(0.002)	(0.323)	–	$11.43	2.43%	$79,902	0.52%		1.08%		2.81%		22%
Year ended 07/31/10	$11.20	0.339	0.279	0.618	(0.338)	–	(0.338)	–	$11.48	5.60%	$81,121	0.51%		1.07%		2.99%		14%
Year ended 07/31/09	$10.95	0.371	0.259	0.630	(0.371)	(0.009)	(0.380)	–	$11.20	5.85%	$75,000	0.44%		1.08%		3.35%		35%
Year ended 07/31/08	$10.84	0.420	0.122	0.542	(0.426)	(0.006)	(0.432)	–	$10.95	5.06%	$62,883	0.29%		1.05%		3.82%		19%

Amounts designated as “ – ” are either $0 or have been rounded to $0. For Net Assets at End of Period, “ – ” is an amount less than $1,000.

*	Annualized.
**	Portfolio turnover rate based on one year data.
***	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has been annualized.
†	Per share amounts calculated using average shares method.
#	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
(1)	Class C Shares resumed operations on December 4, 2009, with a beginning Net Asset Value per share of $11.40.
(2)	The information presented is for the period from August 1, 2007 through September 27, 2007. Class C Shares closed on September 27, 2007. The ending net asset value reflects the price which final redemptions were paid.

56

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK SHORT TERM BOND FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†	Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**	Net assets, end of period (000)	Ratio of expenses to average net assets	Ratio of expenses to average net assets excluding fee waivers and reduction of expenses	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
Year ended 07/31/12	$10.09	0.172	0.044	0.216	(0.196)	–	(0.196)	–	$10.11	2.18%	$31,888	0.88%	1.22%	1.71%	45%
Year ended 07/31/11	$10.10	0.191	0.016	0.207	(0.217)	–	(0.217)	–	$10.09	2.07%	$24,353	0.95%	1.23%	1.89%	48%
Year ended 07/31/10	$9.98	0.240	0.141	0.381	(0.261)	–	(0.261)	–	$10.10	3.86%	$22,581	0.94%	1.24%	2.39%	27%
Year ended 07/31/09	$9.88	0.364	0.104	0.468	(0.368)	–	(0.368)	–	$9.98	4.88%	$9,403	0.93%	1.32%	3.72%	54%
Year ended 07/31/08	$9.81	0.401	0.076	0.477	(0.407)	–	(0.407)	–	$9.88	4.93%	$271	0.93%	1.23%	4.05%	43%

Class C
Year ended 07/31/12	$10.21	0.128	0.052	0.180	(0.150)	–	(0.150)	–	$10.24	1.79%	$24,569	1.33%	1.47%	1.26%	45%
Year ended 07/31/11	$10.22	0.147	0.014	0.161	(0.171)	–	(0.171)	–	$10.21	1.59%	$20,876	1.40%	1.48%	1.44%	48%
Year ended 07/31/10	$10.10	0.197	0.140	0.337	(0.217)	–	(0.217)	–	$10.22	3.37%	$17,565	1.39%	1.49%	1.94%	27%
Year ended 07/31/09	$9.99	0.323	0.112	0.435	(0.325)	–	(0.325)	–	$10.10	4.47%	$3,109	1.38%	1.57%	3.27%	54%
Year ended 07/31/08	$9.91	0.362	0.073	0.435	(0.355)	–	(0.355)	–	$9.99	4.44%	$362	1.37%	1.47%	3.61%	43%

Institutional Service Class*
Year ended 07/31/12	$10.10	0.199	0.055	0.254	(0.224)	–	(0.224)	–	$10.13	2.55%	$102,449	0.61%	0.97%	1.98%	45%
Year ended 07/31/11	$10.12	0.219	0.006	0.225	(0.245)	–	(0.245)	–	$10.10	2.35%	$87,476	0.67%	0.98%	2.17%	48%
Year ended 07/31/10	$10.00	0.269	0.140	0.409	(0.289)	–	(0.289)	–	$10.12	4.04%	$71,122	0.66%	0.99%	2.67%	27%
Year ended 07/31/09	$9.89	0.392	0.111	0.503	(0.393)	–	(0.393)	–	$10.00	5.24%	$51,471	0.66%	1.07%	3.99%	54%
Year ended 07/31/08	$9.82	0.430	0.074	0.504	(0.434)	–	(0.434)	–	$9.89	5.21%	$52,958	0.65%	0.97%	4.33%	43%

Amounts designated as “ – ” are either $0 or have been rounded to $0. For Net Assets at End of Period, “ – ” is an amount less than $1,000.

*	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has been annualized.
†	Per share amounts calculated using average shares method.

57

FINANCIAL HIGHLIGHTS: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities				Dividends and Distributions
	Net asset Value, beginning of period	Net investment income (Loss)†		Net realized and unrealized gain (loss) on investments	Total from operations	Net investment income	Capital gains	Total from dividends and distributions	Redemption fees	Net asset value, end of period	Total return**		Net assets, end of period (000)	Ratio of expenses to average net assets		Ratio of expenses to average net assets excluding fee waivers and reduction of expenses		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Class A
Year ended 07/31/12	$10.37	0.338		0.511	0.849	(0.339)	–	(0.339)	–	$10.88	8.30%		$146,649	0.90%		1.31%		3.17%		13%
Year ended 07/31/11	$10.52	0.365		(0.134)	0.231	(0.369)	(0.012)	(0.381)	–	$10.37	2.28%		$130,165	0.90%		1.31%		3.53%		10%
Year ended 07/31/10	$10.10	0.359		0.422	0.781	(0.361)	–	(0.361)	–	$10.52	7.95%		$146,665	0.90%		1.29%		3.45%		13%
Year ended 07/31/09 (1)	$9.61	0.267		0.481	0.748	(0.258)	–	(0.258)	–	$10.10	7.76%		$140,399	1.03%	*	1.28%	*	3.61%	*	9%
Year ended 07/31/08 (2)	$10.35	0.37	^	(0.74)	(0.37)	(0.37)	–	(0.37)	–	$9.61	(3.72%	)	$143,533	0.95%		1.06%		3.59%		9%
Year ended 07/31/07 (2)	$10.49	0.37	^	(0.14)	0.23	(0.37)	–	(0.37)	–	$10.35	2.24%		$157,899	0.99%		1.04%		3.56%		9%

Class C
Year ended 07/31/12	$10.36	0.288		0.513	0.801	(0.291)	–	(0.291)	–	$10.87	7.82%		$17,595	1.35%		1.56%		2.71%		13%
Year ended 07/31/11	$10.51	0.318		(0.133)	0.185	(0.323)	(0.012)	(0.335)	–	$10.36	1.93%		$10,831	1.35%		1.56%		3.08%		10%
Year ended 07/31/10	$10.09	0.311		0.424	0.735	(0.315)	–	(0.315)	–	$10.51	7.37%		$10,157	1.35%		1.54%		3.00%		13%
Year ended 07/31/09 (1)	$9.60	0.216		0.481	0.697	(0.207)	–	(0.207)	–	$10.09	7.22%		$6,406	1.72%	*	1.93%	*	2.92%	*	9%
Year ended 07/31/08 (2)	$10.34	0.29	^	(0.74)	(0.45)	(0.29)	–	(0.29)	–	$9.60	(4.33%	)	$6,009	1.70%		1.81%		2.84%		9%
Year ended 07/31/07 (2)	$10.48	0.30	^	(0.15)	0.15	(0.29)	–	(0.29)	–	$10.34	1.51%		$6,640	1.74%		1.79%		2.81%		9%

Institutional Service Class#
Year ended 07/31/12	$10.37	0.360		0.515	0.875	(0.365)	–	(0.365)	–	$10.88	8.57%		$705	0.65%		1.06%		3.42%		13%
Year ended 07/31/11 (3)	$10.52	0.384		(0.127)	0.257	(0.395)	(0.012)	(0.407)	–	$10.37	2.45%		$282	0.65%	*	1.06%	*	3.78%	*	10%

Amounts designated as “ – ” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
^	Per share amounts calculated using SEC method.
#	Prior to September 16, 2013, the financial information provided for the Institutional Service Class is based on the financial information of the Fiduciary Class of the Predecessor Fund.
(1)	For the nine month period ended July 31, 2009. On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
(2)	For the year ended October 31.
(3)	Commenced operations on August 3, 2010.

58

For Additional Information, Contact:

By Regular Mail:

Nationwide Funds

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Mail:

Nationwide Funds

615 East Michigan Street

Third Floor

Milwaukee, WI 53202

For 24-Hour Access:

800-848-0920 (toll free). Representatives are available 9 a.m.-8 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at www.nationwide.com/mutualfunds.

The Trust’s Investment Company Act File No.: 811-08495

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge — contain additional information about the Funds:

—	Statement of Additional Information (incorporated by reference into this Prospectus)
—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance)
—	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or phone number listed.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.

Information from the Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC:

—	on the SEC’s EDGAR database via the Internet at www.sec.gov;
—	by electronic request to publicinfo@sec.gov;
—	in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090); or
—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

©2013 Nationwide Funds Group. All rights reserved.	PR-HM-CFX 9/13

STATEMENT OF ADDITIONAL INFORMATION

June 17, 2013

(as revised September 16, 2013)

NATIONWIDE MUTUAL FUNDS

Nationwide Bailard Cognitive Value Fund Class A (NWHDX) Class C (NWHEX) Class M (NWHFX) Institutional Class (NWHGX) Institutional Service Class (NWHHX)	Nationwide Bailard International Equities Fund Class A (NWHJX) Class C (NWHKX) Class M (NWHLX) Institutional Class (NWHMX) Institutional Service Class (NWHNX)	Nationwide Bailard Technology & Science Fund Class A (NWHOX) Class C (NWHPX) Class M (NWHQX) Institutional Class (NWHTX) Institutional Service Class (NWHUX)

Nationwide Geneva Mid Cap Growth Fund Class A (NWHVX) Class C (NWHWX) Institutional Class (NWKAX) Institutional Service Class (NWHYX)	Nationwide Geneva Small Cap Growth Fund Class A (NWHZX) Class C (NWKBX) Institutional Class (NWKCX) Institutional Service Class (NWKDX)	Nationwide HighMark Balanced Fund Class A (NWGDX) Class C (NWGEX) Institutional Class (NWGFX) Institutional Service Class (NWGGX)

Nationwide HighMark Bond Fund Class A (NWJGX) Class C (NWJHX) Institutional Class (NWJIX) Institutional Service Class (NWJJX)	Nationwide HighMark California Intermediate Tax Free Bond Fund Class A (NWJKX) Class C (NWJLX) Institutional Class (NWJMX) Institutional Service Class (NWJNX)	Nationwide HighMark Large Cap Core Equity Fund Class A (NWGHX) Class C (NWGIX) Institutional Class (NWGJX) Institutional Service Class (NWGKX)

Nationwide HighMark Large Cap Growth Fund Class A (NWGLX) Class C (NWGMX) Institutional Class (NWGNX) Institutional Service Class (NWGOX)	Nationwide HighMark National Intermediate Tax Free Bond Fund Class A (NWJOX) Class C (NWJPX) Institutional Class (NWJQX) Institutional Service Class (NWJRX)	Nationwide HighMark Short Term Bond Fund Class A (NWJSX) Class C (NWJTX) Institutional Class (NWJUX) Institutional Service Class (NWJVX)

Nationwide HighMark Small Cap Core Fund Class A (NWGPX) Class C (NWGQX) Institutional Class (NWKEX) Institutional Service Class (NWGSX)	Nationwide HighMark Value Fund Class A (NWGTX) Class C (NWGUX) Class U (NWGVX) Institutional Class (NWGWX) Institutional Service Class (NWKFX)	Nationwide Ziegler Equity Income Fund Class A (NWGYX) Class C (NWGZX) Institutional Class (NWJAX) Institutional Service Class (NWJBX)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class A (NWJCX) Class C (NWJDX) Institutional Class (NWJEX) Institutional Service Class (NWJFX)	Nationwide Ziegler Wisconsin Tax Exempt Fund Class A (NWJWX) Class C (NWKGX) Institutional Class (NWJYX) Institutional Service Class (NWJZX)

Nationwide Mutual Funds (the “Trust”), a Delaware statutory trust, is a registered open-end investment company currently consisting of 53 series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the 17 series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).

This SAI is not a prospectus but is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

•	Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Balanced Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Value Fund, Nationwide Ziegler Equity Income Fund and Nationwide Ziegler NYSE Arca Tech 100 Fund, dated June 17, 2013 (as revised September 16, 2013); and

•	Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund, dated June 17, 2013 (as revised September 16, 2013).

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Mutual Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free 800-848-0920.

GENERAL INFORMATION AND HISTORY

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company formed under the laws of the state of Delaware on September 1, 2004 pursuant to a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004 and June 17, 2009. The Trust currently consists of 53 separate series, each with its own investment objective. Each of the Funds featured herein, except for the Nationwide Ziegler Wisconsin Tax Exempt Fund, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Nationwide Ziegler Wisconsin Tax Exempt Fund is a non-diversified fund under the 1940 Act.

Each Fund commenced operations on September 16, 2013 as a result of a reorganization in which the Nationwide HighMark Balanced Fund, Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Ziegler Equity Income Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide Bailard International Equities Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Value Fund, Nationwide HighMark Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund acquired all of the assets, subject to stated liabilities, of the HighMark Balanced Fund, HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund, HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark International Opportunities Fund, HighMark Large Cap Core Equity Fund, HighMark Large Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund, HighMark Small Cap Core Fund, HighMark Value Fund, HighMark Bond Fund, HighMark Short Term Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund and HighMark Wisconsin Tax-Exempt Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” collectively the “Predecessor Funds”). Each Fund has adopted the historical performance of its corresponding Predecessor Fund. Each Fund and its corresponding Predecessor Fund have substantially similar investment goals and strategies.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES

AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses discuss each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectuses.

For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Equity Funds”:

Nationwide Bailard Cognitive Value Fund	Nationwide HighMark Large Cap Core Equity Fund
Nationwide Bailard International Equities Fund	Nationwide HighMark Large Cap Growth Fund
Nationwide Bailard Technology & Science Fund	Nationwide HighMark Small Cap Core Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide HighMark Value Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Ziegler Equity Income Fund
Nationwide HighMark Balanced Fund	Nationwide Ziegler NYSE Arca Tech 100 Fund

For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Fixed-Income Funds”:

Nationwide HighMark Bond Fund	Nationwide HighMark Short Term Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund	Nationwide Ziegler Wisconsin Tax Exempt Fund
Nationwide HighMark National Intermediate Tax Free Bond Fund

Initial Public Offerings

Certain Funds may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Bank and Corporate Loans

Each Fund may invest in bank and corporate loans. Commercial banks and other financial institutions or institutional investors make bank or corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on bank or corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The loan instruments in which a Fund may invest may involve borrowers, agents, co-lenders and collateral located both within and outside the United States, including in emerging market countries. Bank and corporate loans may include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfeiting transactions.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. By investing in a corporate or bank loan, a Fund may become a member of the syndicate. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a bank or corporate loan and could suffer a loss of principal and/or interest.

The bank and corporate loans in which a Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

The trading market for many bank and corporate loans, including those relating to trade finance, may be limited or less developed than the secondary market for bonds and notes. Therefore, a Fund may experience difficulties in selling its bank or corporate loans. In many cases, loans and loan-related instruments may be considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument.

Debt Obligations

Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of its subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the subadviser(s).

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Preferred Stocks and Convertible Securities

Each of the Equity Funds may invest in preferred stocks and other forms of convertible securities.

Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Equity Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

The Equity Funds will not invest in a convertible preferred stock or convertible debt security unless it has been rated as investment grade at the time of acquisition or is not rated but is determined to be of comparable quality by Nationwide Fund Advisors (the “Adviser”) or the subadviser, as applicable.

Bank Obligations

Each Fund (other than Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund) may invest in bank obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Borrowing

Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1⁄3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s subadviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. In addition, the Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that the Fund receives may be included in calculating the Fund’s total assets. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

Repurchase Agreements

Each Fund may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the U.S. Securities and Exchange Commission (“SEC”) to be loans by a Fund. A Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether the Fund has loaned more than one third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

Reverse Repurchase Agreements

Each Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

Reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

U.S. Government Securities and U.S. Government Agency Securities

Each of the Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (“FHLMC”), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the FNMA.

The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in the Fund’s portfolio, cause a Fund’s daily net asset value to fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

Mortgage- and Asset-Backed Securities

Certain of the Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.

Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC (each of which is defined above under “U.S. Government Obligations”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities. The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC (which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On February 18, 2009, the Obama administration announced the Making Home Affordable Plan (formerly, the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by Fannie Mae and Freddie Mac to be refinanced without obtaining additional credit enhancement beyond what is already in place for that loan and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders, and homeowners. To the extent that servicers and borrowers of Fannie Mae and Freddie Mac participate in these programs in large numbers, it is likely that the costs incurred by Fannie Mae and Freddie Mac associated with modifications of loans, servicer and borrower incentive fees, and the related accounting impacts will be substantial.

Although this program and other such similar initiatives taken by the U.S. Treasury are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac, no assurance can be given that the U.S. Treasury initiatives discussed above will be successful. The obligations of Fannie Mae and Freddie Mac are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than Fannie Mae and Freddie Mac.

Further, in February 2011, the Obama administration provided a report to Congress outlining a plan to reform the U.S. housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits and continuing progressive limits on the size of their investment portfolio. Notably, the report does not propose similar changes to GNMA. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance market after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent. As of November 2012, the Obama administration has yet to take action with respect to the three proposals outlined in its February 2011 report.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

A Fund may also invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Floating and Variable Rate Securities

Each of the Funds may invest in floating or variable rate securities. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Municipal Securities

Each of the Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund invests in municipal securities. The Nationwide HighMark California Intermediate Tax Free Bond Fund and the Nationwide HighMark National Intermediate Tax Free Bond Fund invest at least 80% of their assets in municipal securities of varying maturities, which are rated in one of the four highest rating categories by at least one NRSRO or are determined by the Adviser or subadviser to be of comparable quality.

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The subadviser will consider such an event in determining whether a Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Investments in California Municipal Securities by the Nationwide HighMark California Intermediate Tax-Free Bond Fund

The following information is a general summary, based on published statements of the California State Treasurer, intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of California municipal securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California.

Because the California Intermediate Tax Free Bond Fund expects to invest substantially all of its assets in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of California municipal securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

General Economic Factors. California’s economy is the largest of the fifty states and one of the largest in the world. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales tax revenue. During the most recent recession, which officially ended in 2009, the State experienced the most significant economic downturn and financial pressure since the Great Depression of the 1930s.

Over the last few years, the weak economy has resulted in a reduction in State tax revenues, which are in large part composed of personal income tax revenues and sales and use tax revenues. The sharp drop in revenues at the start of the 2008-09 fiscal year resulted in a significant depletion of cash resources to pay the State’s obligations, requiring the State to first defer certain payments and then issue registered warrants in order to manage its cash resources.

According to the State Treasurer, California’s economy is expected to continue to make a gradual recovery. Personal income increased for the tenth consecutive quarter in the first quarter of 2012, and taxable sales increased for the eleventh consecutive quarter in the first quarter of 2012. As of May 2012, however, the rate of unemployment in the State continued to exceed the national rate.

Credit and Rating History. California has always paid when due the principal of and interest on its general obligations bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

As of October 2012, the ratings of the State’s general obligation bonds were “A2” from Moody’s, “BBB+” from S&P and “BBB+” from Fitch, Inc. Any revisions or withdrawal of a credit rating could have an adverse effect on the market price and liquidity of bonds offered by the State of California.

Recent Financial Results and Obligations. Since the most recent recession, California’s economy has grown slowly and the State continues to face fiscal stress and cash pressures. Over the last few years, California has adopted over $100 billion of budget solutions to fill projected budget gaps, and of these actions, on average, about 80 percent either were temporary actions or based on assumptions that did not materialize. The 2012 Budget Act and related legislation for the 2012-13 fiscal year are also based on a number of assumptions which may not be realized. If actual results differ from those assumptions, the State’s financial condition could be adversely or positively affected. For instance, on November 6, 2012, Proposition 30, a constitutional amendment that, among other things, temporarily increases personal income tax rates for high-income taxpayers and the State sales tax rate, passed. It is not yet clear how or the extent to which Proposition 30’s passage will impact the State’s economy.

As of September 1, 2012, the state had approximately $79 billion in aggregate principal amount of long-term general obligation bonds outstanding. Also as of September 1, 2012, there were unused voter authorizations for the future issuance of $34 billion of long-term general obligation bonds.

A ballot measure will be submitted to voters at the statewide election in November 2014, which was rescheduled from November 2012, to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief and groundwater protection. There were no bond measures on the November 2012 ballot.

The State entered fiscal year 2010-11 without an enacted budget, allowing the State to conserve its cash resources, and no registered warrants were issued. Once the 2010 Budget Act was enacted, however, the State had to meet all of its obligations that had remained unpaid in the absence of valid appropriations during the three months that the State lacked an approved budget. The requirement that the State make these payments depleted cash below positive levels for October and November 2010. The State responded by enacting a cash management bill accompanying the 2010 Budget Act that allowed for short-term deferrals to manage the cash flow during that period.

Although the 2011 Budget Act closed a $26.6 billion projected budget gap, as of November 2011, California had fallen $810.5 million short of October 2011 revenue expectations, and California had spent more than it budgeted for since the start of its fiscal year. Despite eliminating a significant portion of the structural deficit in the 2011 Budget Act, California continues to face major long-term challenges.

As a result of expenditure reductions enacted in March 2011 and improved revenue results, California entered the 2011-12 fiscal year in a better cash position than it has experienced in several years. California also entered the 2012-13 fiscal year with a stronger cash position. The 2012 Budget Act closed a projected budget gap of $15.7 billion over the two fiscal years 2011-12 and 2012-13, and projects a $948 million reserve by June 30, 2013, by enacting $16.6 billion in budget solutions.

Limitations on Taxes, Other Charges and Appropriations. California’s ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, and the accuracy of the State’s revenue predictions. Additionally, the impact of budgetary restrictions imposed by voter-passed initiatives has affected the budget process. Proposition 58, also known as the Balanced Budget Amendment, places additional constraints on the budget process and the State’s ability to raise revenue by requiring the State to enact a balanced budget and establish a special reserve and by restricting future borrowing to cover budget deficits. Additionally, Proposition 1A, approved in 2004, limits the Legislature’s power over local revenue sources, and Proposition 1A, approved in 2006, limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

The ability of the State of California and its political subdivisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California State and municipal issuers to pay interest or repay principal on their obligations.

Certain of the securities in the California Intermediate Tax Free Bond Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIII A of the California Constitution, adopted by the voters in 1978, limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property and other taxes.

Article XIII B of the California Constitution, adopted in 1979, limits spending by State and local governments. Article XIII B generally limits the amount of the appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population, and the services that the government entity is financially responsible for providing. To the extent that the “proceeds of taxes” of the State or a local government exceed its “appropriations limit,” the excess revenues must be rebated. One of the exclusions from these limitations for any entity of government is the debt service costs of bonds existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. Although Article XIII B states that it shall not “be construed to impair the ability of the State or of any local government to meet its obligations with respect to existing or future bonded indebtedness,” concern has been expressed with respect to the combined effect of such constitutionally imposed spending limits on the ability of California State and local governments to utilize bond financing.

Article XIII B was modified substantially by Propositions 98 and 111 of 1988 and 1990, respectively. These initiatives changed the State’s Article XIII B appropriations limit to require that the State set aside a prudent reserve fund for public education and guarantee a minimum level of State funding for public elementary and secondary schools as well as community colleges. Such guaranteed spending has often been cited as one of the causes of the State’s budget problems.

Articles XIII C and XIII D, each adopted in 1996, limit the ability of local governments to impose or increase taxes. Under these provisions, majority approval by the local electorate is required to impose or increase any general tax, and two-thirds approval is required to impose or increase any specific tax. Additionally, the ability of local agencies to levy taxes is restricted. The effect of these provisions is to decrease the fiscal flexibility of local governments.

The effect of Article XIII A, Article XIII B and other constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest on and principal of their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected).

Other Considerations. From time to time legislation may be introduced or litigation may arise that would change the tax treatment of tax-exempt interest. Such litigation or legislation may have the effect of raising the State or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on tax-exempt interest. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

It is not possible to predict the future impact of voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future. Furthermore, the State is involved in certain legal proceedings that could require the State to make significant future expenditures or could substantially impair revenues if such proceedings result in unfavorable decisions for the State.

Numerous factors may adversely affect the State and municipal economies. For example, limits on federal funding could result in the loss of federal assistance otherwise available to the State. In addition, it is impossible to predict the time, magnitude, or location of a natural or other catastrophe, such as a major earthquake, fire or flood, or its effect on the California economy. The possibility exists that a natural disaster such as an earthquake could create a major dislocation of the California economy.

Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on municipal securities issued by the State of California and its local governments and held by investment companies such as the California Intermediate Tax Free Bond Fund. The Fund cannot predict what legislation relating to California municipal securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of California municipal securities generally, as well as the availability of California municipal securities issued by the State of California and its local governments specifically, for investment by the Funds and the liquidity and value of their portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

The Fund’s concentration in California municipal securities provides a greater level of risk than funds that are diversified across numerous states and municipal entities.

Investments in Wisconsin Municipal Securities by the Nationwide Ziegler Wisconsin Tax Exempt Fund

Taxable Obligations. For temporary or liquidity purposes, the Wisconsin Tax-Exempt Fund may invest in taxable obligations. Under normal market conditions, no more than 20% of the Fund’s income distributions during any year will be includable in gross income for purposes of federal income tax or Wisconsin personal income tax.

However, for temporary defensive purposes, the Fund may invest without limitation in taxable obligations. Taxable obligations might include:

•	Obligations of the U.S. government, its agencies or instrumentalities

•	Other debt securities rated within one of the two highest rating categories by either Moody’s or S&P

•	Commercial paper rated in the highest rating category by either Moody’s or S&P

•	Certificates of deposit, time deposits and bankers’ acceptances of domestic banks which have capital, surplus and undivided profits of at least $100 million

•	High-grade taxable municipal bonds

•	Repurchase agreements with respect to any of the foregoing instruments and

•	Cash

While the Fund is permitted to engage in these temporary defensive strategies, it is not required to do so. Prevailing market conditions could make it impossible for the Fund to do so.

Also, these defensive strategies could hamper the Fund’s ability to achieve its investment objective.

Investments in Wisconsin Municipal Securities. The following information is a general summary intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of Wisconsin municipal securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of Wisconsin.

Wisconsin’s economy, although fairly diverse, is concentrated in the manufacturing, services and trade sectors and is influenced by the vast supply of resources in the State. This diversification has traditionally helped the State’s economy to outperform the national economy. The State’s annual unemployment rate over the last 10 years has been similar to the national average. In recent years, the Wisconsin economy, like the rest of the nation, has slowed considerably, with limited or no growth in employment, personal income, consumer spending or business investment. As is the case with many states, Wisconsin faces challenges in balancing its budget. Future budgets may require additional taxes and a reduction in the amount of revenue the state allocates to local municipalities. A soft economy coupled with the prospect of lower revenue and assistance for municipalities could impact the value of the municipal securities in the Fund’s portfolio.

Investments in Tax-Exempt Obligations of Puerto Rico, Guam, U.S. Virgin Islands, American Samoa and the Northern Mariana Islands. From time to time the Wisconsin Tax-Exempt Fund may invest a significant portion of its assets in tax-exempt obligations issued by or on behalf of Puerto Rico, Guam, U.S. Virgin Islands, American Samoa or the Northern Mariana Islands or their respective agencies or instrumentalities. Accordingly, it will be susceptible to a number of complex factors affecting the issuers of Puerto Rico, Guam, U.S. Virgin Islands, American Samoa and the Northern Mariana Islands securities, including political, economic, social, environmental, and regulatory policies and conditions. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Puerto Rico, Guam, U.S. Virgin Islands, American Samoa and the Northern Mariana Islands securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

Puerto Rico Economy. Once primarily supported by agriculture, Puerto Rico’s economy now has a diverse manufacturing base and one of the most dynamic economies in the Caribbean region. Principal industries include pharmaceuticals, chemicals, machinery, electronics, apparel, food products and tourism. Most of Puerto Rico’s debt is issued by the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

Guam Economy. Guam, the westernmost territory of the U.S., is located southwest of Hawaii and southeast of Japan. Tourism and, to a lesser extent, the U.S. military contribute significantly to Guam’s economy. A decrease in U.S. operations or tourism, or natural disasters, could lead to economic instability and volatility in the Guam municipal securities markets. Public sector employment in Guam is significant, with a large concentration of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include tourism, construction, transshipment services, concrete products, printing and publishing, food processing and textiles.

U.S. Virgin Islands Economy. The U.S. Virgin Islands, a territory of the United States, is located in the Caribbean Sea and Atlantic Ocean. The U.S. Virgin Islands consists of dozens of islands, most notably the islands of Saint Croix, Saint John and Saint Thomas. Tourism is the primary economic activity of the U.S. Virgin Islands, followed by manufacturing which includes petroleum refining, electronics, rum distilling, watch assembly, textiles and pharmaceuticals. The economy of the U.S. Virgin Islands is also dependent to a significant extent on grants from the federal government. International business and financial services are a small but growing component of the economy. A decrease in tourism or manufacturing, or natural disasters, could lead to economic instability and volatility in the U.S. Virgin Islands municipal securities market.

American Samoa Economy. American Samoa is part of the Samoan Islands chain in the South Pacific Ocean and is the southernmost territory of the United States. The population of American Samoa is approximately 65,000, most of whom live on the largest island of Tutuila. The economy of American Samoa relies on funding from the U.S. government. The largest private sector of the economy is tuna fishing and tuna canning.

Northern Mariana Islands Economy. The Northern Mariana Islands, located in the western Pacific Ocean, consists of 15 islands with a total population of approximately 80,000. The Northern Mariana Islands’ economy relies on funding from the U.S. government. The Northern Mariana Islands’ economy also relies on tourism, garment manufacturing, construction and agriculture, among others.

Put Bonds

The Nationwide HighMark California Intermediate Tax Free Bond Fund and the Nationwide HighMark National Intermediate Tax Free Bond Fund may invest in “put” bonds, which are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Securities of Investment Companies

As permitted by the 1940 Act, each Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

Exchange Traded Funds. A Fund may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.

The shares of an ETF may be assembled in a block known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

When-Issued Securities and Delayed-Delivery Transactions

Each of the Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it earmarks or sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Zero-Coupon Securities

Each of the Funds may invest in zero coupon securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features.

Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of zero coupon securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Options

Each Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

Options on Stock Indices

The Equity Funds may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the S&P 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the NYSE Amex Equities (formerly, the American Stock Exchange) and the London Stock Exchange.

A Fund’s ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund’s portfolio securities. Since a Fund’s portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund’s total assets.

Risk Factors in Options Transactions. The successful use of options strategies depends on the ability of the Adviser or subadviser to forecast interest rate and market movements correctly.

When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser or subadviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser or subadviser believes there is liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund’s ability to realize its profits or limit its losses.

Disruptions in the markets for securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

Futures Contracts

A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Futures Contracts and Related Options. The Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over-the-counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of a Fund. The Funds may enter into futures contracts, typically related to capital market indices or specific financial securities.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. Purchasing a futures contract creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. In certain cases, financial futures are settled in cash and therefore do not settle in delivery of the actual underlying commodity. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as “contract markets,” approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures traded on non-U.S. exchanges are governed by similar local agencies and approved by the CFTC for use by U.S. investors.

Although futures contracts call for actual delivery or acceptance of a commodity or security, financial contracts are usually settled in cash or closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Settlement of a futures contract does not require exchange of funds based on a price paid or received upon purchase or sale, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities or other acceptable securities as specified by the specific futures contract. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called “variation margin,” are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.” Gains and losses on futures contracts are therefore recognized on a daily basis.

A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate an exposure or hedge position held by the Fund. Such closing transactions involve additional commission costs.

In addition, to the extent consistent with their investment objectives and policies, the Funds may invest in currency futures contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts are designed by and traded on exchanges.

A Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

At the maturity of a futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin, as described below.

The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds’ securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund’s investment strategy.

When the Adviser or subadviser believes that the currency of a particular country may suffer a significant decline against another currency, a Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions.

The Adviser, with respect to its management and operation of the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Options on Securities’ Futures Contracts. The Funds will enter into written options on securities’ futures contracts only when, in compliance with the SEC’s requirements, cash or equivalents equal in value to the securities’ value (less any applicable margin deposits) have been deposited in a segregated account of the Fund’s custodian. A Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of a Fund’s total assets.

Risk of Transactions in Securities’ Futures Contracts and Related Options. Successful use of securities’ futures contracts by a Fund is subject to the ability of the Adviser or subadviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Index Futures Contracts. The Funds may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. A Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When a Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

A Fund’s ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund’s inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when a Fund purchases an index futures contract, it will collateralize its position by depositing an amount of equity securities, cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund’s custodian. Collateral equal to the current market value of the index futures position will be maintained only on a daily basis.

The extent to which a Fund may enter into transactions involving index futures contracts may be limited by tax considerations.

Options on Index Futures Contracts. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium.

Foreign Securities

Each Fund may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than Funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries are developing and low or middle income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs, EDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, EDR or NVDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt. The Fixed-Income Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Currency Risk and Exchange Risk

Unless a Fund’s Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Currency Hedging

The Equity Funds, the Nationwide HighMark Bond Fund and the Nationwide HighMark Short Term Bond Fund may engage in currency hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Forward Currency Contracts

To the extent consistent with their investment objectives and policies, the Equity Funds, the Nationwide HighMark Bond Fund and the Nationwide HighMark Short Term Bond Fund may engage in forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

The Nationwide Ziegler NYSE Arca Tech 100 Index Fund

About Indexing. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

Indexing and Managing the Fund. The Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the index.

Because the Fund seeks to replicate the total return of its index, the subadviser generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, the subadviser may omit or remove a security which is included in an index from the portfolio of the Fund if, following objective criteria, the subadviser judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

The subadviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Fund or by the Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The subadviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the subadviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.

The ability of the Fund to satisfy its investment objective depends to some extent on the subadviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The subadviser will make investment changes to the Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Finally, since the Fund seeks to replicate the returns of its target index, the subadviser generally will not attempt to judge the merits of any particular security as in investment.

The Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes (including foreign withholding taxes), and changes in either the composition of the index or the assets of the Fund. In addition, the Fund’s total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.

License Information. “Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE® “, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by Nationwide Fund Advisors, on behalf of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund. The Nationwide Ziegler NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, in the Nationwide Ziegler NYSE Arca Tech 100 Index Fund particularly, or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

NYSE GROUP, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE ARCA TECH 100 INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE GROUP, INC. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Small and Medium Cap Company Stocks

Certain Funds may invest in small and medium cap companies. Investing in securities of small-sized, including micro-capitalization companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and medium cap companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and medium cap companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and medium cap companies than for larger, more established ones.

Special Situation Companies

Certain Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, a Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Lower Quality/High-Yield Securities

Non-investment grade debt or lower-quality/rated securities include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Money Market Instruments

Money market instruments in which the Funds invest may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign issuers, such as foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable subadviser;

•	certain variable-rate and floating rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days, to the extent permitted by Rule 2a-7 of the 1940 Act;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the Nationwide Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act); and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s subadviser to be of comparable quality to the securities described above.

Treasury Receipts

Each of the Funds may invest in U.S. Treasury securities, which are discussed in “U.S. Government Securities and U.S. Government Agency Securities” above.

Illiquid and Restricted Securities

A Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, for purposes of the Nationwide Money Market Fund, a security is illiquid if it cannot be sold or disposed of within the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust (“Board of Trustees”), the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

A Fund may sell over-the-counter (“OTC”) options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund’s subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Real Estate Investment Trusts

Although no Fund will invest in real estate directly, the Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.

Treasury Inflation Protected Securities

Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund.

For the Predecessor Funds’ fiscal years ended July 31, 2013 and 2012, each Predecessor Funds’ portfolio turnover rate was as follows:

Fund Name	2013	2012
Nationwide Bailard Cognitive Value Fund	339%	268%
Nationwide Bailard International Equities Fund	97%	102%
Nationwide Bailard Technology & Science Fund	45%	11%
Nationwide Geneva Mid Cap Growth Fund	26%	17%
Nationwide Geneva Small Cap Growth Fund	30%	45%
Nationwide HighMark Balanced Fund	44%	46%
Nationwide HighMark Bond Fund	53%	44%
Nationwide HighMark California Intermediate Tax Free Bond Fund	20%	34%
Nationwide HighMark Large Cap Core Equity Fund	63%	78%
Nationwide HighMark Large Cap Growth Fund	41%	53%
Nationwide HighMark National Intermediate Tax Free Bond Fund	27%	20%
Nationwide HighMark Short Term Bond Fund	62%	45%
Nationwide HighMark Small Cap Core Fund	77%	106%
Nationwide HighMark Value Fund	55%	44%
Nationwide Ziegler Equity Income Fund	69%	79%
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	33%	30%
Nationwide Ziegler Wisconsin Tax Exempt Fund	14%	13%

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

The Nationwide HighMark California Intermediate Tax Free Bond Fund invests at least 80% of its net assets in bonds the income from which is exempt from both federal income tax and California personal income tax. The Nationwide HighMark National Intermediate Tax Free Bond Fund invests 80% of its net assets in bonds, the income from which is exempt from federal income tax. The Nationwide Ziegler Wisconsin Tax Exempt Fund invests at least 80% of its net assets in municipal securities issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities that pay interest that is exempt from federal income tax and Wisconsin personal income tax and also from federal and applicable Wisconsin alternative minimum taxes.

Each of the Funds:

•	May not (except the Nationwide Ziegler Wisconsin Tax Exempt Fund) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•	May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

•	May not (except the Nationwide Bailard Technology & Science Fund, Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund) purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

•	May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Nationwide Ziegler Wisconsin Tax Exempt Fund is a non-diversified fund under the 1940 Act. This means the Fund can invest more than 25% of its assets in issuers in which the Fund holds individual positions that are greater than 5% of the Fund’s assets. Concentrated positions in the securities of a single issuer expose the Fund to a greater risk of loss from declines in the prices of these securities.

The Nationwide Ziegler Wisconsin Tax Exempt Fund may not always be able to find a sufficient number of issues of securities that meet its investment objective and criteria. As a result, the Fund from time to time may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Fund’s securities may therefore be more susceptible to a single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

The Nationwide Ziegler Wisconsin Tax Exempt Fund also intends to comply with the diversification requirements for regulated investment companies contained in the Code. These provisions of the Code presently require that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, the securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the

Fund’s total assets and an amount not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined in the Code).

The following are the non-fundamental operating policies of the Funds, which may be changed by the Board of Trustees without shareholder approval:

Each Fund may not:

•	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it segregates or earmarks other liquid assets it owns as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

•	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

•	Pledge, mortgage, or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of the Fund’s total assets.

•	Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1⁄3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund will not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

Certain Funds have adopted a non-fundamental policy, as required by Rule 35d-1 under the 1940 Act, to invest, under normal conditions, at least 80% of the Fund’s net assets in the type of investment suggested by the Fund’s name (“80 Percent Policy”). The scope of the 80 Percent Policy includes Fund names suggesting that a Fund focuses its investments in: (i) a particular type of investment or investments; (ii) a particular industry or group of industries; or (iii) certain countries or geographic reasons. For purposes of the 80 Percent Policy, 80% of the Fund’s net assets shall mean 80% of the Fund’s net assets plus the amount of any borrowings for investment purposes. Each Fund that has adopted the 80 Percent Policy also has adopted a policy to provide shareholders with at least 60 days’ prior written notice of any change in such investment policy.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, and cash items (including receivables),

U.S. government securities, securities of other U.S. regulated investment companies, and securities of other issuers, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or, in the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

The policies and procedures are applicable to the investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service providers acting on their behalf are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Executive Committee or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

Each Fund posts onto the Trust’s internet website (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Executive Committee or its duly authorized delegate and will be made only when:

•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.

Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Lipper Inc., Morningstar, Inc., Bloomberg LP, RiskMetrics Group, Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to transition managers such as State Street Bank and Trust Company, Credit Suisse Securities (USA) LLC or MBSC Securities Corporation, where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.

NFA conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are listed in the table below. The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the last five years in any publicly-traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	112	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	112	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	112	None	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	112	None	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	112	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	112	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	112	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	112	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	112	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly-owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group[2] since May 2007. From February 2008 through June 2008, he also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008 he was Executive Vice President of NWD Investments[2].

Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[2].

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[2].

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[2]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Responsibilities of the Board of Trustees

The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFG regarding implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.

Board Leadership Structure

All of the Trustees of the Trust are Independent Trustees. The Independent Trustees approve all financial arrangements and other agreements between the Funds, on the one hand, and NFA, the sub-advisers, or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board, as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.

This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.

The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

Board Oversight of Trust Risk

The Board’s role is one of oversight, including oversight of the Funds’ risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds’ affairs. While risk management is the primary responsibility of NFA and the Funds’ sub-advisers, the Trustees regularly receive reports from NFA, NFM, and various service providers, including the sub-advisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ sub-advisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

The Fund has retained NFA as the Funds’ investment adviser and NFM as the Funds’ administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Funds of Funds, to one or more sub-advisers. NFA and NFM are primarily responsible for the Funds’ operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds’ subadvisers. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.

Committees of the Board of Trustees

The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees.

The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting, financial, and risk reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors and the scope of the services provided; (f) meet and consider the reports of the Trust’s independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; and (h) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, including with respect to risk management, and the independent auditors’ responsibility to plan and carry out a proper audit. The Audit Committee met six times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairperson), Ms. Hennigar, and Mr. Karlawish, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Valuation and Operations Committee is intended to assist the Board in its review and oversight of (a) the valuation of the Trust’s portfolio assets; (b) the implementation and operation of the Trust’s Rule 2a-7 Procedures, including with respect to credit risk, applicable to the Trust’s money market fund series; (c) the Trust’s portfolio brokerage practices; and (d) the distribution of the Trust’s shares of beneficial interest. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Dryden, Ms. Hennigar (Chairperson), Ms. Kosel and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee is intended to assist the Board in its review and oversight of governance matters, including the selection and nomination of candidates to serve on the Board. The functions of the Committee include: (a) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for Independent Trustees are recommended for selection and approval by all of the incumbent Independent Trustees then serving on the Board); (b) periodic review of the composition of the Board and its Committees to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (c) periodic review of Board’s governance procedures; (d) oversight of the implementation of, and review of information regarding, certain Trust policies; (e) periodic review of Trustee compensation; f) oversee implementation of the Trust’s Policy Regarding the Service by Trustees on the Boards of Directors of Public Companies and Unaffiliated Fund Companies; (g) review and make recommendations to the Board regarding the Board’s Statements of Policies Regarding Fund Governance and Board Oversight, Independence & Effectiveness; and (h) monitoring the performance of legal counsel employed by the Independent Trustees and monitoring the performance of legal counsel to the Trust. The Nominating and Fund Governance Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Dryden (Chairperson), Ms. Jacobs, Ms. Kosel, Mr. Kridler and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Mutual Funds, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The Investment Committee is intended to assist the Board in its review and oversight of the Funds’ performance. The functions of the Committee include: (a) to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board by the Funds’ investment adviser and/or subadvisers; (b) to review the investment performance benchmarks and peer groups used in reports delivered to the Board; (c) to review any other information provided to the Committee regarding the Funds’ performance; and (d) to meet as the Committee determines to be appropriate with any representative of NFA, the Funds’ subadvisers, or other service providers. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Jacobs, Mr. Karlawish and Mr. Kridler (Chairman), each of whom is not an interested person of the Trust, as defined in the 1940 Act.

Ownership of Shares of Nationwide Mutual Funds as of December 31, 2012

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Trust	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles E. Allen	Over $100,000	Over $100,000
Paula H.J. Cholmondeley	Over $100,000	Over $100,000
Phyllis Kay Dryden	Over $100,000	Over $100,000
Barbara L. Hennigar	Over $100,000	Over $100,000
Barbara I. Jacobs	Over $100,000	Over $100,000
Keith F. Karlawish[1]	$50,000 - $100,000	$50,000 - $100,000
Carol A. Kosel[2]	None	None
Douglas F. Kridler	Over $100,000	Over $100,000
David C. Wetmore	Over $100,000	Over $100,000

[1]	Mr. Karlawish became a Trustee of the Trust in March 2012.
[2]	Ms. Kosel became a Trustee of the Trust in March 2013.

Ownership in the Funds’ Investment Adviser1, Subadvisers2 or Distributor3 as of December 31, 2012

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel[4]	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

[1]	Nationwide Fund Advisors.
[2]	As of the date of this SAI, subadvisers to the series of the Trust include Bailard, Inc., BlackRock Investment Management, LLC, Brown Capital Management, LLC, Dimensional Fund Advisors LP, Federated Investment Management Company, Geneva Capital Management Ltd., Goldman Sachs Asset Management, L.P., HighMark Capital Management, Inc., Nationwide Asset Management LLC, Thompson, Siegel & Walmsley LLC, Turner Investment Partners, Inc., UBS Global Asset Management (Americas) Inc., and Ziegler Lotsoff Capital Management, LLC.
[3]	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
[4]	Ms. Kosel became a Trustee of the Trust in March 2013.

Compensation of Trustees

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who also are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2012. In addition, the table sets forth the total compensation paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2012. Trust officers receive no compensation from the Trust in their capacity as officers.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Charles E. Allen	$65,878	N/A	N/A	$253,375
Paula H.J. Cholmondeley	70,233	N/A	N/A	270,125
C. Brent DeVore[2]	66,040	N/A	N/A	254,000
Phyllis Kay Dryden	66,170	N/A	N/A	254,500
Barbara L. Hennigar	70,070	N/A	N/A	269,500
Barbara I. Jacobs	65,325	N/A	N/A	251,250
Keith F. Karlawish[3]	48,750	N/A	N/A	187,500
Douglas F. Kridler	64,545	N/A	N/A	248,250
Jeffrey M. Lyons[4]	29,900	N/A	N/A	115,000
David C. Wetmore	75,920	N/A	N/A	292,000

[1]	On October 31, 2012 the Fund Complex included two trusts comprised of 90 investment company funds or series.
[2]	Mr. DeVore retired as a Trustee of the Trust effective December 31, 2012.
[3]	Mr. Karlawish became a Trustee of the Trust in March 2012.
[4]	Mr. Lyons resigned as a Trustee of the Trust effective August 6, 2012.

Each of the Trustees and officers and their families are eligible to purchase Class A shares at net asset value without any sales charge.

Code of Ethics

Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Federal law requires the Trust, its investment adviser, and each of its subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwide.com/mutualfunds, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group (“NFG”), or its affiliates, and all expenses (other than those assumed by the adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser

NFA, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures adopted by the Trustees. NFA operates primarily as a “Manager of Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.

NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however NFA does not intend to do so as a routine matter at this time. The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multimanager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

All of the Funds to which this SAI relates are subadvised.

NFA pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of any Trustees who also are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.

For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Assets	Investment Advisory Fee
Nationwide Bailard Cognitive Value Fund	$0 up to $500 million $500 million and more	0.75% 0.70%
Nationwide Bailard International Equities Fund	$0 up to $1 billion $1 billion and more	0.75% 0.70%
Nationwide Bailard Technology & Science Fund	$0 up to $500 million $500 million up to $1 billion $1 billion and more	0.75% 0.70% 0.65%
Nationwide Geneva Mid Cap Growth Fund	$0 up to $250 million $250 million up to $500 million $500 million and more	0.75% 0.70% 0.65%
Nationwide Geneva Small Cap Growth Fund	$0 up to $250 million $250 million up to $500 million $500 million and more	1.00% 0.95% 0.90%
Nationwide HighMark Balanced Fund Nationwide HighMark Large Cap Core Equity Fund Nationwide HighMark Large Cap Growth Fund Nationwide HighMark Value Fund	All Assets	0.60%
Nationwide HighMark Bond Fund	0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.50% 0.475% 0.45% 0.425% 0.40%
Nationwide HighMark California Intermediate Tax Free Bond Fund Nationwide HighMark National Intermediate Tax Free Bond Fund	All Assets	0.50%
Nationwide HighMark Short Term Bond Fund	$0 up to $500 million $500 million up to $1 billion $1 billion up to $3 billion $3 billion up to $5 billion $5 billion up to $10 billion $10 billion and more	0.35% 0.34% 0.325% 0.30% 0.285% 0.275%
Nationwide HighMark Small Cap Core Fund	All Assets	0.95%
Nationwide Ziegler Equity Income Fund	$0 up to $100 million $100 million up to $500 million $500 million and more	0.55% 0.50% 0.45%

Fund	Assets	Investment Advisory Fee
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	$0 up to $50 million $50 million up to $250 million $250 million up to $500 million $500 million and more	0.50% 0.30% 0.25% 0.20%
Nationwide Ziegler Wisconsin Tax Exempt Fund	$0 up to $250 million $250 million and more	0.50% 0.40%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, NFA may from time to time waive some, or all, of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

With respect to the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Balanced Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Value Fund, Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time that NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

Until at least November 30, 2015, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business, for certain Funds of the Trust as follows:1

•	Nationwide Bailard Cognitive Value Fund to 1.47% for Class A shares, 2.07% for Class C shares, 1.07% for Class M Shares and Institutional Class shares, and 1.22% for Institutional Service Class shares

•	Nationwide Bailard International Equities Fund to 1.42% for Class A shares, 2.10% for Class C shares, 1.10% for Class M shares and Institutional Class shares, and 1.27% for Institutional Service Class shares

•	Nationwide Bailard Technology & Science Fund to 1.45% for Class A shares, 2.05% for Class C shares, 1.05% for Class M shares and Institutional Class shares, and 1.20% for Institutional Service Class shares

•	Nationwide Geneva Mid Cap Growth Fund to 1.38% for Class A shares, 1.98% for Class C shares, 1.13% for Institutional Service Class shares, and 0.98% for Institutional Class shares

•	Nationwide Geneva Small Cap Growth Fund to 1.62% for Class A shares, 2.22% for Class C shares, 1.37% to Institutional Service Class shares, and 1.22% for Institutional Class shares

•	Nationwide HighMark Balanced Fund to 1.24% for Class A shares, 1.84% for Class C shares, 0.99% for Institutional Service Class shares, and 0.84% for Institutional Class shares

•	Nationwide HighMark Bond Fund to 0.97% for Class A shares, 1.40% for Class C shares, 0.72% for Institutional Service Class shares, and 0.65% for Institutional Class shares

•	Nationwide HighMark California Intermediate Tax Free Bond Fund to 0.79% for Class A shares, 1.24% for Class C shares, 0.54% for Institutional Service Class shares, and 0.49% for Institutional Class shares

•	Nationwide HighMark Large Cap Core Equity Fund to 1.22% for Class A shares, 1.82% for Class C shares, 0.97% for Institutional Service Class shares, and 0.82% for Institutional Class shares

•	Nationwide HighMark Large Cap Growth Fund to 1.27% for Class A shares, 1.87% for Class C shares, 1.02% for Institutional Service Class shares, and 0.87% for Institutional Class shares

•	Nationwide HighMark National Intermediate Tax Free Bond Fund to 0.77% for Class A shares, 1.22% for Class C shares, 0.52% for Institutional Service Class shares, and 0.47% for Institutional Class shares

•	Nationwide HighMark Short Term Bond Fund to 0.85% for Class A shares, 1.30% for Class C shares, 0.60% for Institutional Service Class shares, and 0.55% for Institutional Class shares

•	Nationwide HighMark Small Cap Core Fund to 1.62% for Class A shares, 2.22% for Class C shares, 1.37% for Institutional Service Class shares, and 1.22% for Institutional Class shares

•	Nationwide HighMark Value Fund to 1.25% for Class A shares, 1.85% for Class C shares, 0.87% for Class U shares, 0.85% for Institutional Class shares, and 1.00% for Institutional Service Class shares

•	Nationwide Ziegler Equity Income Fund to 1.15% for Class A shares, 1.75% for Class C shares, 0.90% for Institutional Service Class shares, and 0.75% for Institutional Class shares

•	Nationwide Ziegler NYSE Arca Tech 100 Index Fund to 1.08% for Class A shares, 1.68% for Class C shares, 0.83% for Institutional Service Class shares, and 0.68% for Institutional Class shares

•	Nationwide Ziegler Wisconsin Tax Exempt Fund to 0.90% for Class A shares, 1.35% for Class C shares, 0.65% for Institutional Service Class shares, and 0.60% for Institutional Class shares

[1]	Expense limitation for the Fund/Class shown includes Rule 12b-1 fees and administrative services fees.

Investment Advisory Fees

Investment advisory fees paid to HighMark Capital Management, Inc. (“HCM”), the Predecessor Funds’ investment adviser, for the fiscal years ended July 31, 2012, 2011 and 2010 are as follows:

			Fiscal Year Ended
	July 31, 2012		July 31, 2011		July 31, 2010
Fund	Gross Fees	Net Fees*	Gross Fees	Net Fees*	Gross Fees	Net Fees*
Nationwide Bailard Cognitive Value Fund	630,073	603,397	672,386	663,078	552,259	535,400
Nationwide Bailard International Equities Fund	1,650,816	1,650,816	2,316,267	2,316,267	2,105,767	2,105,767
Nationwide Bailard Technology & Science Fund	613,366	575,530	666,066	638,035	530,415	499,256
Nationwide Geneva Mid Cap Growth Fund	4,348,774	4,148,137	2,446,682	2,236,151	1,510,568	1,342,537
Nationwide Geneva Small Cap Growth Fund	300,561	195,273	169,862	80,380	67,395	(63)
Nationwide HighMark Balanced Fund	$143,122	$13,435	$153,621	$38,188	$143,292	$20,923
Nationwide HighMark Bond Fund	1,906,764	1,595,727	1,847,092	1,713,276	1,749,141	1,643,692
Nationwide HighMark California Intermediate Tax-Free Bond Fund	1,221,661	538,761	1,105,543	476,802	864,099	372,578
Nationwide HighMark Large Cap Core Equity Fund	377,879	250,969	371,095	291,400	383,372	301,590
Nationwide HighMark Large Cap Growth Fund	441,747	330,449	531,968	427,155	560,723	463,346
Nationwide HighMark National Intermediate Tax-Free Bond Fund	528,010	149,870	544,541	153,427	497,801	143,798
Nationwide HighMark Short Term Bond Fund	569,958	375,865	524,549	418,695	370,945	282,992
Nationwide HighMark Small Cap Core Fund	517,447	388,226	259,109	180,574	226,761	146,577
Nationwide HighMark Value Fund	1,842,177	1,765,267	1,909,079	1,881,596	1,956,442	1,927,676
Nationwide Ziegler Equity Income Fund	114,390	(20,738)	92,375	(34,320)	86,060	(38,888)
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	686,330	513,098	726,187	540,313	681,361	561,664
Nationwide Ziegler Wisconsin Tax-Exempt Fund	768,296	451,285	762,309	440,253	773,361	482,901

*	Amount reflects waivers and expense reimbursements by HCM.

Subadvisers

The subadvisers for the Funds are as follows:

Fund	Subadviser
Nationwide Bailard Cognitive Value Fund	Bailard, Inc.
Nationwide Bailard International Equities Fund	Bailard, Inc.
Nationwide Bailard Technology & Science Fund	Bailard, Inc.
Nationwide Geneva Mid Cap Growth Fund	Geneva Capital Management Ltd.
Nationwide Geneva Small Cap Growth Fund	Geneva Capital Management Ltd.
Nationwide HighMark Balanced Fund	HighMark Capital Management, Inc.
Nationwide HighMark Bond Fund	HighMark Capital Management, Inc
Nationwide HighMark California Intermediate Tax Free Bond Fund	HighMark Capital Management, Inc.
Nationwide HighMark Large Cap Core Equity Fund	HighMark Capital Management, Inc.
Nationwide HighMark Large Cap Growth Fund	HighMark Capital Management, Inc.
Nationwide HighMark National Intermediate Tax Free Fund	HighMark Capital Management, Inc.
Nationwide HighMark Short Term Bond Fund	HighMark Capital Management, Inc.
Nationwide HighMark Small Cap Core Fund	HighMark Capital Management, Inc.
Nationwide HighMark Value Fund	HighMark Capital Management, Inc.
Nationwide Ziegler Equity Income Fund	Ziegler Lotsoff Capital Management, LLC
Nationwide Ziegler NYSE Arca Tech 100 Income Fund	Ziegler Lotsoff Capital Management, LLC
Nationwide Ziegler Wisconsin Tax Exempt Fund	Ziegler Lotsoff Capital Management, LLC

Bailard, Inc. (“Bailard”), 950 Tower Lane, Suite 1900, Foster City, CA 94404, is organized as a California corporation. As of March 31, 2013, Bailard had approximately $2.0 billion in assets under management. Bailard has been providing investment management services since 1972.

HighMark Capital Management, Inc. (“Highmark”), 350 California Street, San Francisco, CA 94104, is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporations is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of March 31, 2013, Highmark had approximately $19.3 billion in assets under management. Highmark (and its predecessors) has been providing investment management services to individuals, institution and large corporations since 1919.

Geneva Capital Management Ltd. (“Geneva Capital”), 100 E. Wisconsin Ave., Suite 2550, Milwaukee, WI 53202, is organized as a Wisconsin corporation. As of March 31, 2013, Geneva Capital had approximately $5.2 billion in assets under management. Geneva Capital has been providing investment management services since 1987.

Ziegler Lotsoff Capital Management, LLC (“ZLCM”), 20 North Clark Street, Suite 3400, Chicago, IL 60602, is organized as a Wisconsin limited liability company. As of March 31, 2013, ZLCM had approximately $4.0 billion in assets under management. ZLCM (and its predecessors) have been providing investment management services since 1984.

Subject to the supervision of NFA and the Trustees, each of the subadvisers will manage all or a portion of the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to the Funds, the subadvisers receive annual fees from NFA, calculated at an annual rate based on the average daily net assets of the Funds.

Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s Board of Trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated, at any time, without penalty, by vote of a majority of the outstanding voting securities, by the Board of Trustees, NFA or the applicable subadviser, on not more than 60 days’ written notice.

Subadvisory Fees Paid

The following table sets forth the amounts HCM, the Predecessor Fund’s investment adviser, paid to subadvisers for the fiscal years ended July 31, 2012, 2011 and 2010:

	Years Ended July 31,
Fund	2012	2011	2010
Nationwide Bailard Cognitive Value Fund	$321,352	$336,193	$276,130
Nationwide Bailard International Equities Fund	834,502	1,158,183	1,052,833
Nationwide Bailard Technology & Science Fund	312,989	333,033	265,208
Nationwide Geneva Mid Cap Growth Fund	2,186,659	1,222,343	755,284
Nationwide Geneva Small Cap Growth Fund	151,354	84,931	33,697
Nationwide Ziegler Equity Income Fund	45,712	37,143	42,958
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	216,887	243,953	300,196
Nationwide Ziegler Wisconsin Tax-Exempt Fund	234,953	246,653	225,527

Multi-Manager Structure

NFA and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days, and all changes will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds, selecting the subadvisers for the Funds, and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Trust’s Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

Portfolio Managers

Appendix C contains the following information regarding the portfolio manager identified in the Funds’ Prospectus: (i) the dollar range of the portfolio manager’s investments in the Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

Distributor

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, serves as underwriter for each of the Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

Nationwide Fund Advisors

Nationwide Fund Management LLC

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Financial Services, Inc.

Nationwide Corporation

Nationwide Mutual Insurance Company

Michael S. Spangler

Stephen T. Grugeon

Brian Hirsch

Joseph Finelli

Doff Meyer

Eric Miller

Karen Heath-Wade

In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

The following table sets forth the aggregate amounts of underwriting commissions received by the Predecessor Funds’ distributor, HighMark Fund Distributors, LLC (“Predecessor Distributor”) from sales charges on the sale of fund shares and the amounts retained by the Predecessor Distributor after the payment of any dealer allowance for the fiscal years ended July 31, 2012, 2011 and 2010:

	Fiscal Year Ended July 31, 2012		Fiscal Year Ended July 31, 2011		Fiscal Year Ended July 31, 2010
Fund	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
Nationwide HighMark Balanced Fund	$34,917	$3,481	$14,563	$1,451	$12,228	$1,183
Nationwide Bailard Cognitive Value Fund	3,784	387	16,714	1,713	16,272	1,658
Nationwide Bailard Technology & Science Fund	762	76	11,211	1,121	41,591	4,155
Nationwide Ziegler Equity Income Fund	65,260	6,481	19,247	1,955	14,287	1,404
Nationwide Geneva Mid Cap Growth Fund	748,901	74,866	435,601	41,606	148,795	14,983
Nationwide Geneva Small Cap Growth Fund	63,173	6,250	74,240	7,196	6,875	694
Nationwide Bailard International Equities Fund	14,392	1,504	7,158	746	24,842	2,455

Nationwide HighMark Large Cap Core Equity Fund	2,339	242	599	58	1,227	126
Nationwide HighMark Large Cap Growth Fund	5,690	565	11,877	1,187	11,607	1,195
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	110,215	11,025	127,996	12,793	129,879	12,987
Nationwide HighMark Small Cap Core Fund	13,567	1,360	3,954	395	2,879	291
Nationwide HighMark Value Fund	17,904	1,799	20,501	2,031	24,855	2,486
Nationwide HighMark Bond Fund	41,215	2,994	45,817	4,383	82,826	8,155
Nationwide HighMark Short Term Bond Fund	35,385	3,534	63,456	5,991	82,088	7,877
Nationwide HighMark California Intermediate Tax-Free Bond Fund	96,328	6,375	89,803	8,914	170,471	16,624
Nationwide HighMark National Intermediate Tax-Free Bond Fund	14,107	1,496	22,141	2,091	49,725	4,542
Nationwide Ziegler Wisconsin Tax-Exempt Fund	173,364	17,026	87,032	8,451	155,503	14,463

Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan in an amount that will not exceed the following amounts:

•	0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fee);

•	1.00% of the average daily net assets of Class C shares for each Equity Fund (0.75% of which may be a distribution fee and 0.25% service fee); and

•	0.75% of the average daily net assets of Class C Shares of each Fixed Income Fund (0.25% of which will be considered a service fee).

For the fiscal year ended July 31, 2012, the Predecessor Distributor received the following distribution fees with respect to the sale of Class A Shares and Class C Shares from the following Funds:

	Class A Shares		Class C Shares
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees
Nationwide HighMark Balanced Fund	$15,218	$15,218	$9,674	$9,674
Nationwide Bailard Cognitive Value Fund	1,692	1,692	3,952	3,952
Nationwide Bailard Technology & Science Fund	4,353	4,353	1,883	1,883
Nationwide Ziegler Equity Income Fund	25,579	25,579	25,857	25,857
Nationwide Geneva Mid Cap Growth Fund	611,324	611,324	471,866	471,866
Nationwide Geneva Small Cap Growth Fund	22,790	22,790	27,732	27,732
Nationwide Bailard International Equities Fund	9,437	9,437	14,597	14,597
Nationwide HighMark Large Cap Core Equity Fund	7,723	7,723	7,441	7,441
Nationwide HighMark Large Cap Growth Fund	39,861	39,861	27,768	27,768
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	427,719	427,719	109,957	109,957
Nationwide HighMark Small Cap Core Fund	21,920	21,920	30,638	30,638
Nationwide HighMark Value Fund	179,211	179,211	28,408	28,408
Nationwide HighMark Bond Fund	93,525	93,525	83,994	83,994
Nationwide HighMark Short Term Bond Fund	63,532	63,532	164,851	164,851
Nationwide HighMark California Intermediate Tax-Free Bond Fund	207,829	207,829	221,785	221,785
Nationwide HighMark National Intermediate Tax-Free Bond Fund	56,145	56,145	47,503	47,503
Nationwide Ziegler Wisconsin Tax-Exempt Fund	345,873	345,873	101,038	101,038

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition, the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

Administrative Services Plan

Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25%, of the average daily net assets of the Class A and Institutional Class shares of each Fund (as applicable).

Fund Administration and Transfer Agency Services

Under the terms of a Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Variable Insurance Trust (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the sum of the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below) and the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); plus (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NMF utilizes and networking fees (“Networking Fees”) paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders (“beneficial accounts”). Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, the Networking Fees range from $6 to $20 per beneficial account per year.

The following table sets forth the amounts paid to HCM, serving in its capacity as administrator to the Predecessor Funds, for administration fees and expenses for the fiscal years ended July 31, 2012, 2011 and 2010:

	Fiscal Year Ended
	July 31, 2012		July 31, 2011		July 31, 2010
Fund	Gross Fees	Net Fees*	Gross Fees	Net Fees*	Gross Fees	Net Fees*
Nationwide HighMark Balanced Fund	$35,770	$35,770	$38,372	$38,372	$35,751	$34,668
Nationwide Bailard Cognitive Value Fund	125,978	125,978	134,358	134,358	110,230	106,976
Nationwide Bailard Technology & Science Fund	122,637	122,637	133,093	133,093	105,869	102,773
Nationwide Ziegler Equity Income Fund	31,190	31,190	25,171	25,171	23,420	22,795
Nationwide Geneva Mid Cap Growth Fund	918,723	918,723	497,648	497,648	301,545	291,766
Nationwide Geneva Small Cap Growth Fund	45,074	45,074	25,458	25,458	10,094	9,670
Nationwide Bailard International Equities Fund	302,270	302,270	365,592	365,592	331,799	322,054
Nationwide HighMark Large Cap Core Equity Fund	94,448	94,448	92,692	92,692	95,643	93,006
Nationwide HighMark Large Cap Growth Fund	110,405	110,405	132,874	132,874	139,887	136,049
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	293,083	293,083	312,814	312,814	290,083	281,839
Nationwide HighMark Small Cap Core Fund	81,691	81,691	40,876	40,876	35,732	34,689
Nationwide HighMark Value Fund	460,421	460,421	476,852	476,852	488,105	474,516
Nationwide HighMark Bond Fund	571,867	571,867	553,657	553,657	523,697	507,114
Nationwide HighMark Short Term Bond Fund	213,675	213,675	196,534	196,534	138,863	133,864
Nationwide HighMark California Intermediate Tax-Free Bond Fund	366,398	366,398	331,382	331,382	258,725	249,797
Nationwide HighMark National Intermediate Tax-Free Bond Fund	158,356	158,356	163,222	163,222	149,045	144,312
Nationwide Ziegler Wisconsin Tax-Exempt Fund	230,425	230,425	228,499	228,499	231,537	224,315

*	Amount includes waivers and expenses reimbursements by HCM.

Sub-Administration

NFM has entered into a Sub-Administration Agreement with J.P. Morgan Chase Bank, N.A. (“JPMorgan”), dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.

Sub-Transfer Agency

NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”), dated September 1, 2012, to provide certain sub-transfer agency services for the Fund. NFM pays US Bancorp a fee for these services.

Custodian

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Legal Counsel

Stradley Ronon Stevens and Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

Commission Recapture Program. NFA may instruct subadvisers to direct certain brokerage transactions, using best efforts, and subject always to obtaining best execution, to broker-dealers in connection with a commission recapture program that is used to offset the Funds’ operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in the Fund’s appropriate financial statements.

Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. Subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, NFA and the subadvisers regularly give consideration to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

During the following fiscal years, the Predecessor Funds listed below paid the following aggregate brokerage commissions:

Fiscal Year Ended Fund	July 31, 2012	July 31, 2011	July 31, 2010
Nationwide HighMark Balanced Fund	$18,641	$20,170	$16,291
Nationwide Bailard Cognitive Value Fund	352,218	422,771	350,305
Nationwide Bailard Technology & Science Fund	27,191	36,010	30,437
Nationwide Ziegler Equity Income Fund	52,622	35,701	30,649
Nationwide Geneva Mid Cap Growth Fund	423,565	245,921	111,317
Nationwide Geneva Small Cap Growth Fund	43,232	26,984	15,753

Nationwide Bailard International Equities Fund	768,942	1,048,127	819,356
Nationwide HighMark Large Cap Core Equity Fund	143,664	159,313	277,240
Nationwide HighMark Large Cap Growth Fund	89,086	117,219	118,898
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	89,848	74,925	82,742
Nationwide HighMark Small Cap Core Fund	257,847	114,034	88,382
Nationwide HighMark Value Fund	499,162	309,277	187,594

The table below sets forth the amount of brokerage transactions of the Predecessor Funds listed below directed to brokers during the fiscal year ended July 31, 2012 for research and other services provided, and the commissions related to those transactions:

Fund	Amount of Transactions	Amount of Commissions
Nationwide HighMark Balanced Fund	$15,911,511	$18,641
Nationwide Bailard Cognitive Value Fund	66,191,530	61,128
Nationwide Bailard Technology & Science Fund	20,067,540	23,199
Nationwide Ziegler Equity Income Fund	33,714,667	52,622
Nationwide Geneva Mid Cap Growth Fund	568,105,847	423,565
Nationwide Geneva Small Cap Growth Fund	38,707,747	43,232
Nationwide Bailard International Equities Fund	262,526,717	680,660
Nationwide HighMark Large Cap Core Equity Fund	78,079,726	131,451
Nationwide HighMark Large Cap Growth Fund	88,104,798	89,086
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	142,025,623	89,848
Nationwide HighMark Small Cap Core Fund	123,881,349	257,847
Nationwide HighMark Value Fund	309,494,480	499,162

As of July 31, 2012, the following Predecessor Funds owned securities issued by the following companies which are regular broker-dealers of the Predecessor Funds:

Fund	Broker	Value of Broker’s Securities Held as of July 31, 2012 (in thousands)
Nationwide HighMark Balanced Fund	JP Morgan Chase	$108
	Bank of America	110
	Wells Fargo	843
	Citigroup	79
Nationwide Ziegler Equity Income Fund	Wells Fargo	591
Nationwide Bailard International Equities Fund	Deutsche Bank	—
Nationwide HighMark Large Cap Core Equity Fund	JP Morgan Chase	719
	Wells Fargo	2,061
Nationwide HighMark Large Cap Growth Fund	JP Morgan Chase	—
Nationwide HighMark Value Fund	JP Morgan Chase	8,550
	Goldman Sachs Group	3,436
	Bank of New York Mellon	—
Nationwide HighMark Bond Fund	Bank of America	3,312
	JP Morgan Chase	4,767
	HSBC Holdings PLC	—
	HSBC Bank PLC	—
	Wells Fargo	6,756
	Citigroup	3,707
Nationwide HighMark Short Term Bond Fund	Wells Fargo	—
	Wachovia	2,103
	Bank of America Capital II, Ser 2	—
	Citigroup	1,589
	JP Morgan Chase	1,567

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A Sales Charges

The charts below show the Class A sales charges, which decrease as the amount of your investment increases.

Class A Shares of the Equity Funds

Amount of purchase	Sales charge as % of offering price	Sales charge as % of amount invested	Dealer Commission
less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None

Class A Shares of the Fixed Income Funds

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of amount invested	Dealer Commission %
$0 to $99,999	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75%	1.78%	1.50%
$250,000 or more	None	None	None

Waiver of Class A Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver to which you are entitled. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

Due to the reduced marketing effort required by NFD, the sales charge applicable to Class A shares may be waived for sales of shares to:

a)	other registered investment companies affiliated with NFG;

b)	any endowment or non-profit organization that purchases shares directly from the Trust, NFD, or a broker-dealer that is affiliated with NFD;

c)	employer-sponsored 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement plans that have entered into an agreement with NFD or an affiliate of NFD;

d)	former participants of a retirement plan that maintains an agreement with a Nationwide Financial company for the provision of retirement plan services who roll their plan assets into individual retirement accounts established directly with the Trust;

e)	Trustees and retired Trustees of the Trust (including its predecessor Trusts);

f)	directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies;

g)	directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time;

h)	any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the Distributor;

i)	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;

j)	any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

k)	any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed;

l)	any investor who purchases Class A shares of a Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor with proceeds from sales of Institutional Service Class or Institutional Class shares of another Nationwide Fund, where a Fund does not offer, as applicable, Institutional Service Class or Institutional Class shares; and

m)	any directors, officers, full-time employees, their spouses (including domestic partners), children or Immediate Relatives of a subadviser.

Certain brokers or financial intermediaries may be unable operationally to implement the sales charge waivers offered to certain of the foregoing categories of investors. If you are a member of one of the foregoing categories of investors, please contact your broker or intermediary to determine whether it can operationally implement the sales charge waiver.

REDUCTION OF SALES CHARGES

Reduction of Class A sales charges

Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

A larger investment. The sales charge decreases as the amount of your investment increases.

Rights of Accumulation. You and members of your family who live at the same address can add the current value of your Class A and Class C investments in the Nationwide Funds that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.

No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 (or $100,000 for certain Funds as identified in the their respective prospectuses) in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchases of Class C Shares to fulfill your Letter of Intent. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

Class A Contingent Deferred Sales Charge

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more (Equity Funds) or $250,000 or more (Fixed Income Funds). An investor may purchase $1 million/$250,000 or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC (as shown below) if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the Distributor may pay dealers a finders’ fee on investments made in Class A shares with no initial sales charge. The CDSC applies only if the Distributor paid a finder’s fee to the selling dealer. The CDSC does not apply to shares acquired through reinvestment of dividends or capital gains distributions.

The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

	Amount of Purchase	CDSC
Equity Funds	$1 million or more	1.00%
Fixed-Income Funds	$250,000 or more	0.50%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Funds.

Class A and Class C Broker Exchanges

Class A and Class C shares purchased by accounts participating in certain fee-based programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Service Class shares of the same Fund under certain circumstances. Such exchange will be on the basis of the net asset values per share, without the imposition of any sales load, fee or other charge. If a shareholder of Institutional Service Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Service Class shares for Class A or Class C shares of a Fund, whichever class of shares the shareholder held prior to entry into such Program. Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Holders of Class C and Class A shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period for Class C shares is generally one year after the purchase of such Class C shares, and for certain Class A shares that were purchased without the imposition of a front-end sales load, 18 months after the purchase of such Class A shares.

Exchanges of Class A or Class C shares for Institutional Service Class shares of the same Fund, or the exchange of Institutional Service Class shares for Class A or Class C shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.

In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

•	the Distributor and other affiliates of NFA,

•	broker-dealers,

•	financial institutions, and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.

Additional Compensation to Affiliated Financial Institution. Nationwide Fund Advisors (“NFA”) and Nationwide Fund Distributors LLC (“NFD”), pursuant to an agreement by the parties, pay their affiliate, Nationwide Financial Services, Inc. various amounts under the terms of the agreement.

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA or NFD, from their own resources, include the following series of the Trust (the information set forth below is considered complete as of the date of this SAI, and as supplemented; however agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):

AIG Advisor Group, Inc., SagePoint Financial Advisors, Inc., FSC Securities Corporation, and Royal Alliance Associates, Inc. (collectively, “Advisor Group”)

NFA, pursuant to a written agreement, pays each respective member of the Advisor Group quarterly at the annual rate of 0.10% (10 basis points) of the average daily net asset value of shares of all other series of the Trust that are sold by the Advisor Group to their customers.

Ameriprise Financial Services, Inc. (“Ameriprise”)

NFD, pursuant to a written agreement, pays Ameriprise monthly at the annual rate of 0.10% (10 basis points) of the average daily aggregate value of shares of the Funds held by Ameriprise’s customers during the month through all platforms, as set forth in the agreement. NFD will also pay Ameriprise $1,000 for each new subsequent Fund placed in the written agreement of the parties. The merger or reorganization of a Fund into another Fund that is not at the time included in the agreement, will be considered to be the addition of a new Fund. NFD will also reimburse Ameriprise for expenses deriving from performing services relating to but separate from distribution services, including but not limited to, technology services, operational reporting, or technology or operational expenses deriving from particular issues presented by the Funds or systems. NFD will also pay Ameriprise the reasonable costs Ameriprise incurs when responding to or complying with any audit, report, examination, inspection or compliance review requested by NFD or the Funds and any information or document request and any other request by NFD that is not otherwise specifically addressed in an agreement of the parties.

Bailard, Inc. (“Bailard”)

NFA, pursuant to a written agreement, pays Bailard monthly at the following annual rates: (i) 0.275% (27.5 basis points) of the daily net assets of the Class M shares of the Nationwide Bailard International Equities Fund; and (ii) 0.305% (30.5 basis points) of the daily net assets of the Class M shares of the Nationwide Bailard Cognitive Value Fund and the Nationwide Bailard Technology & Science Fund. Clients of Bailard pay investment advisory fees to Bailard in connection with the management of the clients’ assets, a portion of which may be invested in one or more of the Nationwide Bailard International Equities Fund, the Nationwide Bailard Cognitive Value Fund and the Nationwide Bailard Technology & Science Fund. Bailard has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to Bailard or indirectly through Bailard’s management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client’s account with Bailard. As a result, the direct fee that Bailard receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to NFA) that such clients indirectly incur as shareholders of such Funds. The additional payments by NFA out of its own resources, as described above, are intended to assist Bailard in recouping the client fees waived or reduced by it as described above. These periodic payments, which are solely the obligation of NFA are separate from and in addition to the sub-advisory fees paid to Bailard.

Cambridge Investment Research, Inc. (“Cambridge”)

NFA, pursuant to a written agreement with Cambridge, reimburses Cambridge a ten dollar ($10.00) ticket charge for each Fund share purchase that is (1) equal to or greater than $5,000, (2) on a single ticket that includes only Nationwide Funds, and (3) entered and executed through one of Cambridge’s clearing firms, National Financial, LLC and/or Pershing, LLC. Excluded from this arrangement are (i) redemptions or exchanges, (ii) purchases subject to no-transaction fees, (iii) purchases by check and application direct to the Funds’ transfer agent, or (iv) any Fund that is not available for purchase by new investors or is otherwise only available for purchase by existing shareholders pursuant to the terms of the Fund’s then-current prospectus.

Charles Schwab & Co., Inc. (“Schwab”)

Pursuant to a written agreement, Schwab receives 0.40% (40 basis points) of the average daily value of shares held in accounts at Schwab (excluding the value of shares held in such accounts prior to the effectiveness of the written agreement) or $2,000 per month for each Fund, whichever is greater. Each Fund’s 12b-1 and administrative servicing fees pay for distribution and service components, respectively. NFA pays for any overage.

Fidelity Brokerage Services LLC (“Fidelity Brokerage”) and National Financial Services LLC (“National Financial”)

Pursuant to a written agreement, Fidelity Brokerage and National Financial receive monthly 0.35% (35 basis points) of the daily market value of the number of Fund shares held in accounts at Fidelity Brokerage and National Financial (excluding the value of shares held in such accounts prior to the effectiveness of the written agreement) or $1,000 monthly minimum per Fund, whichever is greater. Each Fund’s 12b-1 and administrative servicing fees pay for distribution and service components, respectively. NFA pays for any overage.

Investacorp, Inc. (“Investacorp”)

NFA, pursuant to a written agreement between both parties, pays Investacorp quarterly a service fee at the annual rate of 0.05% (5 basis points) of the net asset value of Class A shares, sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable), by Investacorp to its customers.

LPL Financial LLC (“LPL”)

NFA, pursuant to a written agreement with LPL, pays LPL a ticket charge of $10.00 for each Fund purchase order entered and executed electronically by LPL. Ticket charges do not apply to redemptions, exchanges, purchases by check and application direct to the Funds’ transfer agent or to purchase orders with respect to the Nationwide Money Market Fund. In addition, NFA pays LPL a service fee at the annual rate of 0.09% (9 basis points) of the average daily net asset value of brokerage (load/commissionable non-ERISA) assets of the Funds, with the exception of the Nationwide Money Market Fund, in any asset class (excluding any shares held by customers of the Strategic Asset Management Program sponsored by LPL and other LPL advisory asset allocation programs) owned beneficially or of record from time to time by customers or owned of record by LPL. For purposes of this service fee, Fund shareholder accounts may be held at LPL in street name or at the Fund’s transfer agent. NFA has also agreed to pay an annual fee out of its own resources, payable quarterly, of 0.10% (ten basis points) on the average daily net assets of each Fund’s Class C shares held in an LPL brokerage account.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

NFD, pursuant to a written agreement of the parties, pays Merrill Lynch the following fees: (i) a monthly fee of 0.25% (25 basis points) of total new gross sales of shares of any class of each Fund (excluding sales from reinvestment of distributions and exchanges of shares of one or more Funds for any other Fund or Funds), payable in arrears; and (ii) an annual fee, payable quarterly, of 0.10% (10 basis points) of the value of Fund shares (including sales from exchanges of shares of one or more Funds for any other Fund or Funds) held by Merrill Lynch’s customers for more than one year, for Merrill Lynch’s continuing due diligence, training and marketing.

Morgan Stanley Smith Barney LLC (“Morgan Stanley”) and Citigroup Global Markets Inc. (“Citigroup”)

NFA, pursuant to a written agreement of the parties, pays Morgan Stanley Smith Barney LLC quarterly a mutual fund support fee at an annual rate of 0.16% (16 basis points) of the average asset value of Fund shares held in “eligible accounts”. “Eligible accounts” do not include Fund shares held through fee-based advisory accounts.

The fee is subject to an annual minimum of $250,000. NFD has also agreed to pay 0.28% (28 basis points) per annum, on the average daily net asset value of all non-retirement customer assets invested in the Funds through the TRAK Fund Solution Program and the TRAK NAV Program. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

In addition, NFM pays Morgan Stanley $21 for each customer account position in a share class subject to a CDSC fee; $18 for each customer account position in a share class not subject to a CDSC fee; $3 for each closed or zero balance customer account position. Customer positions in Fund shares offered through Morgan Stanley’s TRAK Fund Solution program will be charged at the aforementioned rates for positions in non-retirement accounts and at the rate of 0.10% (10 basis points) of the average daily net asset value of all retirement account customer positions. Customer positions in Fund shares offered through Morgan Stanley’s other fee-based advisory accounts will not be subject to the service fees described above. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

National Planning Holdings, Inc., Invest Financial Corporation, Investment Centers of America, Inc., National Planning Corporation and SII Investments, Inc. (collectively, “NPH Group”)

NFA, pursuant to a written agreement with National Planning Holdings, Inc. (the parent company of each of the other members of the NPH Group”), pays each member of NPH Group a fee equal to 0.20% (20 basis points) of the net asset value of the Trust’s Class A shares sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable) and Class C shares by NPH Group to its customers. The Nationwide Money Market Fund is excluded from this arrangement.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, “Raymond James”)

NFA, pursuant to a written agreement, pays Raymond James an annual fee calculated quarterly against the total value of Fund shares held by customers of Raymond James according to the following schedule:

Assets	Annual Rate
Less than $500 million	0.07% (7 basis points)
$500 million to $1 billion	0.06% (6 basis points)
$1 billion to $5 billion	0.05% (5 basis points)
$5 billion and greater	0.04% (4 basis points)

The fee is subject to an annual minimum of $15,000.

In addition, NFD, pursuant to a separate written agreement, pays Raymond James quarterly a service fee at the annual rate of 0.05% (5 basis points) of the Fund shares purchased through Raymond James’ Passport, IMPAC, Independent Clearing Account and Opportunity accounts. The agreements apply to all current and future shares held by customers of Raymond James in the Funds.

Securities America, Inc. (“Securities America”)

NFA, pursuant to a written agreement of the parties, pays a fee of 0.05% (5 basis points) of the average daily net assets of Fund shares that are held by customers of Securities America, commencing one year after their purchase by such Securities America customers. Excluded from this arrangement are Fund shares that were purchased or are held in connection with “no transaction fee” platforms provided by Securities America or any other broker-dealer that clears trades introduced by or on behalf of Securities America.

Triad Advisors, Inc. (“Triad”)

NFA, pursuant to a written agreement of the parties, pays a fee of 0.05% (5 basis points) of the average daily net assets of Fund shares that are held by customers of Triad, commencing one year after their purchase by such Triad customers. Excluded from this arrangement are Fund shares that were purchased or are held in connection with “no transaction fee” platforms provided by Triad or any other broker-dealer that clears trades introduced by or on behalf of Triad.

UBS Financial Services Inc. (“UBS”)

NFD, pursuant to a written agreement, pays UBS monthly a fee at the annual rate of 0.10% (10 basis points of the value of the average monthly equity assets and 0.075% (7.5 basis points) of the value of the average monthly fixed-income assets in each of its wrap programs that are invested in each Fund. In addition, NFA pays UBS a quarterly sales fee at the annual rate of 0.05% (5 basis points) of all sales of Fund shares, excluding the sales of Fund shares in InsightOne, PACE, Strategic Advisor or Diversified Return Strategies and sales of Nationwide Money Market Fund.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo”), and First Clearing, LLC (“First Clearing”)

NFD, pursuant to a written agreement of the parties, pays Wells Fargo and First Clearing, jointly, the following fees in exchange for Wells Fargo’s continuing due diligence, training, operations and systems support, and marketing in exchange for First Clearing’s continuing training, operations and systems support, and marketing provided to unaffiliated broker-dealers based on the following schedule or $50,000, whichever is greater: the annual rate of 0.13% (13 basis points) of the net asset value of shares of the other Nationwide Funds sold by Wells Fargo to its customers. In addition, in exchange for omnibus account services provided, NFM pays Wells Fargo $19 for each client account position in a Fund share class subject to a CDSC fee, and $16 for each client account position in a Fund share class not subject to a CDSC fee. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

U.S. Bancorp Investments, Inc. (“U.S. Bancorp”)

NFA, pursuant to a written agreement of the parties, pays U.S. Bancorp quarterly at the following annual rates: (i) 0.07% (7 basis points) of the average daily aggregate value of shares of each respective Nationwide Target Destination Fund and each Nationwide Investor Destinations Fund held by customers of U.S. Bancorp, excluding Fund shares that are held in any fee-based ERISA or individual retirement account; (ii) 0.00% (0 basis points) of the average daily aggregate value of shares of the following Funds that are held by U.S. Bancorp’s customers, excluding Fund shares that are held in any fee-based ERISA or individual retirement account: Nationwide Alternatives Allocation Fund; Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Money Market Fund; and (iii) 0.10% (10 basis points) of the average daily aggregate value of shares of all other series of the Trust held by U.S. Bancorp’s customers, excluding Fund shares that are held in any fee-based ERISA or individual retirement account.

Redemptions

A Fund may delay forwarding redemption proceeds for up to seven days if the Fund believes that the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions. The Nationwide Short Duration Bond Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. See “Redemption of Shares of the Nationwide Short Duration Bond Fund – Redemption in-Kind” below for more information.

As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).

The Board has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request – thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Accounts with Low Balances

Unless an account actively participates in an Automatic Asset Accumulation Plan, if the value of an account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, a shareholder is generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. The Fund will sell shares from an account quarterly to cover the fee.

The Trust reserves the right to sell the rest of a shareholder’s shares and close its account if that shareholder makes a sale that reduces the value of its account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, the Trust will give a shareholder notice and allow that shareholder 60 days to purchase additional shares to avoid this action. The Trust does this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

The net asset value per share (“NAV”) of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading and on such other days as the Board determines (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds’ investments may change on days when shares cannot be purchased or redeemed.

The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time (the close of regular trading on the Exchange, usually 4 P.M. Eastern Time). Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service approved by the Board. If a price is unavailable from an independent pricing service, debt and other fixed-income securities are generally valued at the average of bid quotations obtained from broker-dealers.

If prices from these sources are either unavailable or are deemed by the Adviser to be unreliable, such securities are valued at fair value by the Board, or persons to whom the Board has delegated its responsibilities, pursuant to procedures approved by the Board (the “Valuation Procedures”). Pursuant to the Trust’s Valuation Procedures, the Board has delegated to the Fair Value Committee, whose members are employees of the Adviser, responsibility to assign fair valuations to securities. Fair valuations are required for, among others, securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds’ NAVs. The Fair Value Committee regularly reports the results of its activities to the Board of Trustees. The Fair Value Committee monitors the continuing appropriateness of the valuation methodologies with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Value Committee is immediately notified so that it may meet to determine what adjustment is required.

The Funds holding foreign securities value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities markets or exchanges and the Valuation Time for these Funds, foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the NYSE. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Funds’ foreign equity investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

SYSTEMATIC INVESTMENT STRATEGIES

Directed Dividends - This strategy provides the security of principal that the Nationwide Money Market Fund offers plus the opportunity for greater long-term capital appreciation or income through reinvestment of dividends in one or more of the equity or fixed-income Funds, respectively.

An initial investment of $5,000 or more is made in the Prime Shares of the Nationwide Money Market Fund, and monthly dividends are then automatically invested into one or more of the equity Funds chosen by you at such equity Fund’s current offering price. Nationwide Money Market Fund dividends reinvested into one of the equity Funds are subject to applicable sales charges.

Automatic Asset Accumulation - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

You may open an account that is subject to an Automatic Asset Accumulation plan with no minimum investment, so long as each monthly purchase is at least $50 (per Fund). Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through Directed Dividends, as described above.

Automatic Asset Transfer - This systematic investment plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the day of the month the shareholder selects, or the following business day, if the date selected is a weekend or holiday. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the

Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to another Fund, sales charges may apply if not already paid.

Automatic Withdrawal Plan (“AWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

No Sales Charge on Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges among Nationwide Funds

Exchanges may be made among any of the Nationwide Funds within the same class of shares, so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement. To the extent the new Fund does not offer Institutional Service Class or Institutional Class shares, proceeds from sales of Institutional Service Class or Institutional Class shares of a Nationwide Fund may be used to purchase Class A shares of a new Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor. Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Class or Institutional Service Class shares of a Nationwide Fund seeking to exchange shares for Institutional Class or Institutional Service Class shares of another Nationwide Fund, where such Institutional Class or Institutional Service Class shares, as applicable, had been designated as Class D shares at the close of business on July 31, 2012.

Generally, there is no sales charge for exchanges of shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Nationwide Money Market Fund. Exchanges into the Prime Shares of the Nationwide Money Market Fund are only permitted from Class A, Class C, and Institutional Service Class shares of other Nationwide Funds. If you exchange Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Nationwide Money Market Fund, the time you hold the shares in the Nationwide Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Nationwide Money Market Fund, you will pay the sales charge that would have been charged if the initial Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Nationwide Money Market Fund. If you exchange your Prime Shares of the Nationwide Money Market Fund back into Class C (or certain Class A) shares, the time you held Class C (or Class A) shares prior to the initial exchange into the Nationwide Money Market Fund will be counted for purposes of calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made Three Convenient Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day’s closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail - Write to Nationwide Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Please be sure that your letter is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants With Right of Survivorship,’ then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter is received.

By On Line Access - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 9 a.m. and 8 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920.

Retirement Plans and Coverdell Accounts - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For a free information kit, call 800-848-0920.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized or systematic transactions. Instead, these will appear on your next consolidated statement. No confirmations are sent for transactions in the Nationwide Money Market Fund. You will receive a monthly activity statement if there are any non-dividend transactions for the Nationwide Money Market Fund.

Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Shareholders of the Nationwide Money Market Fund will also receive monthly activity reports confirming any transactions. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectuses - Updated prospectuses will be mailed to you at least annually.

Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to dividend/capital gain distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder. The assets in your mutual fund account may be transferred to the State in which you reside if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

ADDITIONAL INFORMATION

Description of Shares

The Amended Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

Series	Share Classes
Nationwide Alternatives Allocation Fund *	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Bond Fund*	Class A, Class B, Class C, Class R2, Institutional Service Class, Institutional Class
Nationwide Bond Index Fund*	Class A, Class B, Class C, Class R2, Institutional Class
Nationwide Core Plus Bond Fund* Nationwide Enhanced Income Fund*	Class A, Institutional Class, Institutional Service Class Class A, Class R2, Institutional Class, Institutional Service Class
Nationwide Fund*	Class A, Class B, Class C, Class R2, Institutional Service Class
Nationwide Global Equity Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Government Bond Fund*	Class A, Class B, Class C, Class R2, Institutional Service Class
Nationwide Growth Fund*	Class A, Class B, Class C, Class R2, Institutional Service Class, Institutional Class
Nationwide High Yield Bond Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Inflation-Protected Securities Fund*	Class A, Institutional Class
Nationwide International Index Fund*	Class A, Class B, Class C, Class R2, Institutional Class
Nationwide International Value Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Investor Destinations Aggressive Fund*	Class A, Class B, Class C, Class R2, Service Class, Institutional Class
Nationwide Investor Destinations Moderately Aggressive Fund*	Class A, Class B, Class C, Class R2, Service Class, Institutional Class
Nationwide Investor Destinations Moderate Fund*	Class A, Class B, Class C, Class R2, Service Class, Institutional Class
Nationwide Investor Destinations Moderately Conservative Fund*	Class A, Class B, Class C, Class R2, Service Class, Institutional Class
Nationwide Investor Destinations Conservative Fund*	Class A, Class B, Class C, Class R2, Service Class, Institutional Class
Nationwide Mid Cap Market Index Fund*	Class A, Class B, Class C, Class R2, Institutional Class
Nationwide Money Market Fund*	Service Class, Prime Shares, Institutional Class
Nationwide S&P 500 Index Fund*	Class A, Class B, Class C, Class R2, Service Class, Institutional Service Class, Institutional Class
Nationwide Short Duration Bond Fund*	Class A, Class C, Service Class, Institutional Class
Nationwide Small Cap Index Fund*	Class A, Class B, Class C, Class R2, Institutional Class
Nationwide Small Company Growth Fund*	Class A, Institutional Service Class
Nationwide U.S. Small Cap Value Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Destination 2010 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2015 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class

Series	Share Classes
Nationwide Destination 2020 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2025 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2030 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2035 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2040 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2045 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2050 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Destination 2055 Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Retirement Income Fund*	Class A, Class C, Class R1, Class R2, Institutional Service Class, Institutional Class
Nationwide Bailard Cognitive Value Fund	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bailard Technology & Science Fund	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bailard International Equities Fund	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Geneva Mid Cap Growth Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Geneva Small Cap Growth Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Balanced Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Bond Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark California Intermediate Tax Free Bond Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Large Cap Core Equity Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Large Cap Growth Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark National Intermediate Tax Free Bond Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Short Term Bond Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Small Cap Core Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Value Fund	Class A, Class C, Class U, Institutional Service Class, Institutional Class
Nationwide Ziegler Equity Income Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Ziegler NYSE Arca Tech 100 Income Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Ziegler Wisconsin Tax Exempt Fund	Class A, Class C, Institutional Service Class, Institutional Class

*	Information on these Funds is contained in a separate Statement of Additional Information.

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:

(1) designate series of the Trust; or

(2) change the name of the Trust; or

(3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

These “ADDITIONAL TAX INFORMATION” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund.

Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:

•	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

•	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excises tax purposes.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year.

Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income tax and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified dividend income for individuals” and “Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax. Net investment income does not include exempt-interest dividends.

Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund’s default method of average cost, other cost basis methods offered by Nationwide Mutual Funds, which you may elect to apply to covered shares, include:

•	FIFO (First In First Out) – the shares purchased first are sold first.

•	LIFO (Last In First Out) – the shares purchased last are sold first.

•	High Cost – the shares with the highest cost per share are sold first.

•	Low Cost – the shares with the lowest cost per share are sold first.

•	Loss/Gain Utilization – groups of shares (lots) are selected and sold based on generating losses first (short-term then long-term) and gains last (long-term then short-term).

•	Specific Lot Identification – you must specify the share lots to be sold at the time of redemption. This method requires you to elect a secondary method in the event the lots you designate for redemption are unavailable. The secondary method options include first in, first out; last in, first out; low cost; high cost; and loss/gain utilization. If a secondary method is not elected, first in, first out will be used.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, Nationwide Mutual Funds first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required by the Internal Revenue Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Exchange of shares into shares of the same Fund. The exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the exchange of Class C shares for Class A shares of the same Fund in certain Programs sponsored by and/or controlled by financial intermediaries, or the exchange of Class A shares for Class C shares of the same Fund by certain holders of Class A shares who cease participation in such Programs, generally will be tax-free for federal income tax purposes. Shareholders should also consult their tax advisors regarding the state and local tax consequences of an exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES AND INVESTMENT POLICIES” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S.

REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities – structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See, “Taxation of the Fund.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Internal Revenue Code. However, as of the date of this Statement of Additional Information, the IRS has suspended the issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a fund’s use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in securities of uncertain tax character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends reported by the Fund as paid from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends reported by the Fund as paid from its qualified net interest income from U.S. sources and short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains.

However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gains dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Foreign tax credits. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) as follows:

The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return. In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by the Fund before January 1, 2014 (unless such provision is extended or made permanent). After such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. The U.S. Treasury has negotiated intergovernmental agreements with certain countries and is in various stages of negotiations with a number of other foreign governments with respect to one or more alternative approaches to implement FATCA, which alter in certain respects the rules described above. These requirements are different from, and in addition to, the U.S. tax certification rules described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA. Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS. Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI agreement with the IRS, provided each FFI registers with the IRS. Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes, or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE NATIONWIDE HIGHMARK BOND FUND, NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND, NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND, NATIONWIDE HIGHMARK SHORT TERM BOND FUND, AND NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND

The tax information described in “Additional General Tax Information for All Funds” above applies to the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund, except as noted below.

Qualified dividend income for individuals. Because the Fund’s income is derived primarily from interest rather than dividends, generally none or only a small portion of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-received deduction for corporations. Because the Fund’s income is derived primarily from interest rather than dividends, generally none or only a small portion of its distributions are expected to qualify for the corporate dividends-received deduction.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND, NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND, AND NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND

The tax information described in “Additional General Tax Information for All Funds” above applies to the Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund, except as noted below.

The Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-interest dividends. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below.

Distributions of ordinary income and capital gains. Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed above under “Taxation of Fund Distributions.”

Alternative minimum tax – private activity bonds. AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all municipal securities regardless of the date of issue, must be included in adjusted current earnings which are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. In addition, most states do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a municipal security to qualify to pay exempt-interest. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Distributions paid by the Nationwide HighMark California Intermediate Tax Free Bond Fund. Under existing California law, shareholders of the Fund that are individuals may exclude any exempt interest dividends paid to them by the Fund from their California taxable income for purposes of the California personal income tax if:

The Fund qualifies as a regulated investment company under the Internal Revenue Code and at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of obligations the interest on which is exempt from taxation by the State of California when held by an individual;

The dividends are derived from interest on obligations of the State of California and its political subdivisions or qualifying obligations of U.S. territories and possessions that are exempt from state taxation under federal law;

The dividends paid do not exceed the amount of interest (minus certain non-deductible expenses) the Fund receives during its taxable year on obligations that, when held by an individual, pay interest exempt from taxation by California; and

The Fund properly identifies the dividends as California exempt interest dividends in a written notice mailed to the investor.

Any distributions of net short-term and long-term capital gain earned by the Fund and any gain from the sale of shares of the Fund by a shareholder are included in a shareholder’s taxable income for purposes of the California personal income tax. Distributions from the Fund, including exempt-interest dividends, may be taxable to shareholders that are subject to certain provisions of the California Corporation Tax Law.

The foregoing is only a summary of some of the important California income tax considerations generally affecting the shareholders of the Nationwide HighMark California Intermediate Tax Free Bond Fund. No attempt has been made to present a detailed explanation of the California income tax treatment of the Fund’s shareholders. Accordingly, this discussion is not intended as a substitute for careful planning.

Distributions paid by the Nationwide Ziegler Wisconsin Tax Exempt Fund. Under existing Wisconsin law, shareholders of the Fund that are individuals may exclude dividends paid to them by the Fund from their Wisconsin adjusted gross income for purposes of the Wisconsin individual income tax if the dividends are excluded from their gross income for federal income tax purposes and the dividends are attributable to interest on certain specified obligations (but not all) of the State of Wisconsin or its political subdivisions or agencies. Additionally, dividends are exempt from the Wisconsin individual income tax to the extent that such dividends are attributable to interest on obligations of the United States government that are exempt from state income taxation (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands).

Any distributions of net short-term and long-term capital gain earned by the Fund and any gain from the sale of shares of the Fund by a shareholder are included in a shareholder’s taxable income for purposes of the Wisconsin individual income tax. Distributions from the Fund, including exempt-interest dividends, generally will be taxable to shareholders that are subject to the Wisconsin corporation franchise tax.

The foregoing is only a summary of some of the important Wisconsin individual income tax considerations generally affecting the shareholders of the Nationwide Ziegler Wisconsin Tax Exempt Fund. No attempt has been made to present a detailed explanation of the Wisconsin income tax treatment of the Fund’s shareholders. Accordingly, this discussion is not intended as a substitute for careful planning.

MAJOR SHAREHOLDERS

Since the Funds have not yet commenced operations, no shareholder owns 5% or more of the outstanding shares of a Fund. To the extent NFA and its affiliates directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds, it is deemed to have “control” over matters which are subject a vote of the Fund’s shares.

NFA is wholly-owned by NFS. NFS, a holding company, is a direct wholly-owned subsidiary of Nationwide Corporation. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise, which includes NFG. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 16, 2013, the Trustees and Officers, as a group, owned less than 1% of any class of shares of a Fund.

FINANCIAL STATEMENTS

Copies of the Funds’ Annual Report and Semiannual Report will be available without charge upon request by writing the Trust or by calling toll free 800-848-0920. Since the Funds are new, the first Semiannual Report will be available on or about March 31, 2014.

APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.

The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default—capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA - Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A - Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B - Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC - Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC - Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C - Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA-	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA-	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A-	Bonds considered being investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB-	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB-	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B-	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C-	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D-	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1- This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2- Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3- Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B - Issues rated ‘B’ are regarded as having significant speculative characteristics.

C - This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D - Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1- Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3- Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1- Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 - Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3 - Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG - Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1- Best quality, indicating strong capacity to meet financial commitments.

F-2- Good quality with satisfactory capacity to meet financial commitments.

F-3- Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B - Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C - Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D - In default and has failed to meet its financial commitments.

APPENDIX B – PROXY VOTING GUIDELINES

NATIONWIDE FUND ADVISORS

SUMMARY OF

PROXY VOTING GUIDELINES

GENERAL

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, some of which advisers and sub-advisers use an independent service provider, as described below.

Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust’s website, www.nationwidefunds.com, and the SEC’s website.

HOW PROXIES ARE VOTED

NFA has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities unless it is in the best interests of the applicable Fund to do so.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described below. Each sub-adviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to NFA and (2) there have been no material changes to the sub-adviser’s proxy voting policies.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE- BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder approve poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[4] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.
[4]	Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

4.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY- CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is

[5]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[6].

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests — Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

[6]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills - Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

[7]	Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay) Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[8] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

[8]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and

•	sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

BAILARD, INC.

PROXY VOTING POLICIES AND PROCEDURES

Bailard, Inc. has adopted policies and procedures that are reasonably designed to ensure that securities held by certain of its clients, including the Cognitive Value Fund, the Technology & Science Fund and the International Equities Fund, are voted in the best interests of these clients. In seeking to avoid material conflicts of interest, Bailard, Inc. has engaged Glass Lewis & Co. (“Glass Lewis”), a third-party service provider, to vote the Cognitive Value Fund’s, the Technology & Science Fund’s, the International Equities Fund’s and certain of its other clients’ proxies in accordance with Glass Lewis’s standard U.S. and international proxy voting guidelines (the “Guidelines”).

These Guidelines generally:

1. Seek to support Boards of Directors that serve the interests of shareholders by voting for Boards that possess independence, a record of positive performance and members with a breadth and depth of experience;

2. Seek transparency and integrity in financial reporting by voting for management’s recommendations for auditor unless the independence of a returning auditor or the integrity of the audit has been compromised;

3. Seek to incentivize employees and executives to engage in conduct that will improve the performance of their companies by voting for non-abusive compensation plans (including equity based compensation plans, performance based executive compensation plans and director compensation plans);

4. Seek to protect shareholders’ rights by voting for changes in corporate governance structure only if they are consistent with the shareholders’ interests;

5. Vote against shareholder proposals affecting the day-to-day management of a company or policy decisions related to political, social or environmental issues.

Bailard, Inc. reserves the right to vote a proxy in the event that a conflict of interest arises such that Glass Lewis’ recommendations under the Guidelines with respect to a particular issuer’s proxy are no longer impartial. Should a circumstance arise where Bailard, Inc. would have to vote a proxy that poses a material conflict of interest for Bailard, Inc., Bailard, Inc. would not vote the proxy because it believes the cost of voting would be larger than any benefit to its clients.

Proxies will not be voted when the shareholder would be blocked from trading while the vote is pending (in certain foreign countries), when Bailard, Inc. determines that the cost of voting outweighs the benefit, when proxies are received too late to be properly processed and when proxies have not been translated into English. In the case of certain investment company shares held by the Cognitive Value Fund, the Technology & Science Fund and the International Equities Fund, proxies may be voted in the same proportion as the other holders of those investment companies.

HIGHMARK CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

It is HighMark Capital Management, Inc.’s (“HCM”) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund. A copy of HCM’s Proxy Voting Policies and Procedures may be obtained, without charge, by calling 1-800-582-4734.

For all HighMark Funds managed by a subadviser pursuant to an agreement with HCM, HCM delegates proxy voting to the respective subadviser. HCM expects the subadviser to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by the sub-adviser which are in compliance with applicable law. As part of its subadviser review process, HCM will at least annually review the subadviser’s voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require the subadviser to promptly notify HCM of any material changes to its voting policies or practices.

For proxies to be voted by HCM, HCM utilizes the services of an outside third party, Institutional Shareholder Services, Inc. (“ISS”), to vote its proxies pursuant to guidelines set by ISS and approved by HCM. ISS’ corporate governance policy guiding principles establish a framework to examine all issues with the goal to maximize shareholder value, promote accountability, and mitigate risk. To achieve this goal: 1) ISS supports strong boards that demonstrate a commitment to creating shareholder value and prefers to see mechanisms that promote independence, accountability, responsiveness, and competence. 2) ISS evaluates auditors with the goal of ensuring auditor independence from the firm being audited as it is essential to ensure objectivity and reduce the potential for abuse thereby enabling accurate and reliable financial reporting. 3) ISS protects shareholder interests by examining the adoption of anti-takeover defense proposals or shareholder calls for their removal based on: the right of shareholder approval, the fairness of the voting process, protection of shareholders’ right to act, and the ability to evaluate and vote effectively on the aggregate impact of the proposal. 4) ISS evaluates merger and restructuring transactions giving consideration to economic, operational, and governance factors based on: current shareholders’ viewpoints, enhancing shareholder value, independent evaluation, and shareholder approval process. 5) ISS evaluates executive and director compensation proposals with the overall goal of aligning compensation practices with shareholders’ interests. 6) ISS evaluation of corporate social responsibility issues focuses on the financial aspects of social and environmental proposals.

ISS is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects ISS to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by ISS which are in compliance with applicable law. HCM will at least annually review ISS’ voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require ISS to promptly notify HCM of any material changes to its voting policies or practices.

For proxies to be voted by HCM, HCM, through its Investment Risk Committee (IRC), reserves the right to withdraw any proxy from ISS and to vote such proxy according to guidelines established by the IRC. HCM shall withdraw any proposed proxy vote from ISS in the event that HCM determines that the proposed vote by ISS would not be consistent with HCM’s fiduciary duty to a HighMark Fund. Before deciding to vote any proxy the IRC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy or echo vote. To determine whether a material conflict exists, the IRC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM’s employees, and on other information actually known by any IRC member. IRC members have a duty to disclose to the IRC conflicts of interest of which the member has actual knowledge but which have not been identified by the IRC in its investigation. The IRC cannot pursue investigation of possible conflicts when the information it would need is (i) nonpublic, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IRC.

With respect to securities on loan, HCM recognizes that, although voting rights or rights to consent with respect to the loaned securities pass to the borrower, HCM retains the right to call the loans at any time on reasonable notice and will call the loans, vote proxies or otherwise obtain the rights to vote or consent if HCM has knowledge that a material event (as determined by IRC) affecting the investment is to occur and it is determined to be in the best interests of the account and its customers to recall the securities and vote the proxies even at the cost of forgoing the incremental revenue that could be earned by keeping the securities on loan. HCM deems a material event to include proposed transactions the outcome of which would have a significant effect on the value of the investment. Matters such as uncontested Board elections, routine appointments of accountants and shareholder-initiated advisory proposals are generally not considered material events.

If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IRC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IRC and the IRC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by ISS. HCM makes its proxy voting records available to each HighMark Fund and its shareholders, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor (DOL) guidelines with respect to voting proxies.

In some instances HCM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit of the portfolio.

GENEVA CAPITAL MANAGEMENT LTD.

PROXY VOTING POLICIES AND PROCEDURES

Guiding Principles

The purpose of this Statement of Policy Regarding Proxy Voting is to set forth the policies and procedures followed by Geneva Capital Management Ltd. (“Geneva Capital”) in connection with voting on proxy proposals on behalf of Geneva Capital’s clients. Geneva Capital does not have authority to vote proxies for every client; when it exercises such authority, this policy statement will apply. The guiding principle of this policy statement is that proxies should be voted consistent with the best interests of the client. Geneva Capital views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Accordingly, Geneva Capital will vote proxies in a manner designed to maximize the economic value of the clients’ investment. In addition, Geneva Capital will abide by specific voting guidelines on certain policy issues as requested by particular Clients on a case by case basis.

Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically. The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by Geneva Capital at the recommendation of its managing principals or officers.

Statement of Policy

Because of the increasing complexity in administering policies in this area, Geneva Capital has engaged the firm of Glass-Lewis & Co., of San Francisco, California Glass-Lewis, a nationally recognized proxy voting agent, to assist in researching proxy proposals, providing voting recommendations on each ballot issue, and administering client proxy votes. This policy describes the general voting guidelines to be applied; the procedure to be followed if a vote is to be cast contrary to the Glass-Lewis recommendation; the procedure to be followed in case of a conflict of interest between Geneva Capital and its clients with respect to how a ballot issue will be voted; the general voting procedures; and proxy voting record retention.

General Voting Guidelines

Geneva Capital has adopted Glass-Lewis’ Proxy Paper Voting Guidelines (“Guidelines”) as well as Glass-Lewis’ Taft Hartley Addendum to determine how each issue on proxy ballots is to be voted when instructed by a client, the Taft Hartley Addendum will be utilized. The Guidelines are incorporated herein by this reference, and a copy of the Guidelines, as revised from time to time, is maintained with Geneva Capital’s proxy voting records. Geneva Capital has determined that the Guidelines are consistent with the Guiding Principles described above, and has instructed Glass-Lewis to vote in accordance with the Guidelines unless the following conditions apply: 1) Geneva Capital’s Investment Strategy Group has decided to override the Glass-Lewis vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the Glass-Lewis recommendation. Such decision will be documented by Geneva Capital and communicated to Glass-Lewis; or 2) Glass-Lewis does not provide a vote recommendation, in which case Geneva Capital will independently determine how a particular issue should be voted. In these instances, Geneva Capital, through its Investment Strategy Group, will document the reason(s) used in determining a vote and communicate Geneva Capital’s voting instruction to Glass-Lewis.

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Investment Strategy Group is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon is so significant that it materially outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition that may have a significant impact on the value of the security or some other similarly significant matter), Geneva Capital will attempt to recall the security for voting.

Conflicts of Interest

Unless Geneva Capital votes a proxy proposal pursuant to paragraph 1 or 2 under the section entitled “General Voting Guidelines,” Geneva Capital does not address material conflicts of interest that could arise between Geneva Capital and its clients. Since Geneva Capital relies on Glass-Lewis to cast proxy votes independently, pursuant to the Guidelines, Geneva Capital has determined that any potential conflict of interest between Geneva Capital and its clients is adequately mitigated.

However, when Geneva Capital is involved in making the determination as to how a particular proxy ballot will be voted pursuant to paragraph 1 or 2 under General Voting Guidelines above, the analyst for the company in question will refer the matter to the Investment Strategy Group. The Investment Strategy Group will consider any applicable business conflicts between Geneva Capital and the company or other facts and circumstances that may give rise to a conflict of interest on the part of Geneva Capital, because of a business relationship between Geneva Capital and the company, or otherwise. The Investment Strategy Group will determine whether the proxy may be voted by Geneva Capital, whether to seek legal advice, or whether to refer the proxy to the Client (or another fiduciary of the Client) for voting purposes. Additionally, Glass-Lewis monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process. Geneva Capital has reviewed such report and will review updates from time to time to determine whether Glass-Lewis conflicts of interest may materially and adversely affect Geneva Capital’s clients and, if so, whether any action should be taken as a result.

Record Retention

Geneva Capital shall maintain the following records for a period of at least five years, to comply with Rule 204-2(c)(2) under the Investment Advisers Act of 1940:

•	Current and historical proxy voting policies and procedures, including Glass-Lewis Proxy Paper Voting Guidelines.

•	Proxy statements received regarding client securities. Geneva Capital may rely on Glass-Lewis to make and retain a copy of each proxy statement, provided that Geneva Capital obtains an undertaking from Glass-Lewis to provide a copy of the proxy statement promptly upon request. Geneva Capital may also rely on obtaining electronic statements from the SEC’s EDGAR system.

•	Records of proxy votes cast on behalf of each client. Geneva Capital may rely on Glass-Lewis to make and retain records of the votes cast, provided that Geneva Capital obtains an undertaking from Glass- Lewis to provide a copy of the record promptly upon request.

•	Records of client requests for proxy voting information, including a record of the information provided by Geneva Capital;

Upon request, Clients shall be provided a copy of the voting record for their account and a copy of Geneva Capital’s proxy voting policies and procedures, including the Glass-Lewis Proxy Paper Voting Guidelines.

ZIEGLER LOTSOFF CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

Ziegler Lotsoff Capital Management, LLC (“ZLCM”) has adopted these Proxy Voting Policies and Procedures pursuant the 1940 Act Release IC-25922 (“Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies”). The portfolio manager(s) of each Fund (who are employees of ZLCM) decide on how votes should be cast by the Fund, given their knowledge of the companies in which the Fund is invested and practices common in the companies’ relevant industries. ZLCM and portfolio manager(s) are required to cast vote on behalf of the Funds in accordance with these Proxy Voting Policies and Procedures.

Proxies of the Funds may be solicited by a company at times in which ZLCM or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, ZLCM or an affiliate of ZLCM may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company’s employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of ZLCM and a representative of the company. By the same token a conflict of interest may be present between ZLCM or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote.

Under these circumstances ZLCM may be inclined to vote in a certain way to avoid possible damage to ZLCM’s (or affiliate’s) relationship or potential relationship, which could be inconsistent with ZLCM’s responsibilities to the Funds and their shareholders. Accordingly, when ZLCM or one of its affiliates believes that a particular vote to be cast by ZLCM on behalf of the Funds presents a material conflict of interest, ZLCM will inform outside legal counsel and explain the conflict and seek guidance from outside legal counsel on how the vote should be cast. The guidance provided by outside legal counsel shall be binding on ZLCM.

Miscellaneous

These Proxy Voting Policies and Procedures are guidelines to be followed by ZLCM who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Fund is entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Fund and its shareholders.

These Proxy Voting Policies and Procedures may be amended at any time by ZLCM.

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund
Bailard, Inc.
Anthony Craddock	Nationwide Bailard International Equities Fund	None
Eric P. Leve	Nationwide Bailard International Equities Fund	None
Peter M. Hill	Nationwide Bailard International Equities Fund	None
Thomas J. Mudge III	Nationwide Bailard Cognitive Value Fund	None
Sonya Thadhani	Nationwide Bailard Technology & Science Fund	None

HighMark Capital Management, Inc.
Robert Bigelow	Nationwide HighMark California Intermediate Tax Free Bond Fund Nationwide HighMark National Intermediate Tax Free Bond Fun	None None
Edward Herbert	Nationwide HighMark Large Cap Core Equity Fund Nationwide HighMark Small Cap Core Fund	None None
Derek Izuel	Nationwide HighMark Large Cap Core Equity Fund Nationwide HighMark Small Cap Core Fund	None None
Jeffrey Klein	Nationwide HighMark Bond Fund Nationwide HighMark Short Term Bond Fund	None None
Todd Lowenstein	Nationwide HighMark Value Fund	None
Gregory Lugosi	Nationwide HighMark Bond Fund Nationwide HighMark Short Term Bond Fund	None None
E. Jack Montgomery	Nationwide HighMark Balanced Fund Nationwide HighMark Bond Fund Nationwide HighMark Short Term Bond Fund	None None None
Raymond Mow	Nationwide HighMark California Intermediate Tax Free Bond Fund Nationwide HighMark National Intermediate Tax Free Bond Fund	None None
Keith Stribling	Nationwide HighMark Value Fund	None
George Rokas	Nationwide HighMark Large Cap Growth Fund	None
Kenneth Wemer	Nationwide HighMark Balanced Fund Nationwide HighMark Large Cap Growth Fund	None None

Geneva Capital Management Ltd.
Amy S. Croen	Nationwide Geneva Mid Cap Growth Fund Nationwide Geneva Small Cap Growth Fund	None None
Michelle J. Picard	Nationwide Geneva Mid Cap Growth Fund Nationwide Geneva Small Cap Growth Fund	None None

William A. Priebe	Nationwide Geneva Mid Cap Growth Fund Nationwide Geneva Small Cap Growth Fund	None None
William Scott Priebe	Nationwide Geneva Mid Cap Growth Fund Nationwide Geneva Small Cap Growth Fund	None None
Ziegler Lotsoff Capital Management, LLC
Mikhail I. Alkhazov	Nationwide Ziegler Equity Income Fund Nationwide Ziegler NYSE Arca Tech 100 Index Fund	None None
Paula M. Horn	Nationwide Ziegler Wisconsin Tax Exempt Fund	None
Donald J. Nesbitt	Nationwide Ziegler Equity Income Fund Nationwide Ziegler NYSE Arca Tech 100 Index Fund	None None
Richard D. Scargill	Nationwide Ziegler Wisconsin Tax Exempt Fund	None
Eric Zenner	Nationwide Ziegler Wisconsin Tax Exempt Fund	None

DESCRIPTION OF COMPENSATION STRUCTURE

Bailard, Inc.

Mr. Mudge and Mr. Craddock are each paid a base salary, an “investment performance” bonus relating to the Fund each manages and, potentially, an additional discretionary bonus. The investment performance bonus is designed to be significant but not so significant that it would encourage extreme risk taking. It is based on the relevant Fund’s return ranking relative to a dynamic subset of that Fund’s peer group: Morningstar Small Cap Value Category (for HighMark Cognitive Value Fund) and Morningstar Foreign Large Blend Category (for HighMark International Equities Fund). The discretionary bonus, if any, reflects the pre-tax profitability of Bailard and the portfolio manager’s contribution to meeting Bailard’s general corporate goals.

Mr. Hill, Mr. Leve and Ms. Thadhani’s compensation consists primarily of a base salary, a significant discretionary cash bonus and a stock bonus. The cash bonus reflects Bailard’s profitability and Mr. Hill, Mr. Leve and Ms. Thadhani’s contribution to Bailard’s corporate goals. The stock bonus is linked by formula to the revenue and profitability growth of Bailard, Inc. None of Mr. Hill and Mr. Leve’s compensation is based directly on the performance of HighMark International Equities Fund. None of Ms. Thadhani’s compensation is based directly on the performance of HighMark Technology & Science Fund.

Geneva Capital Management Ltd.

The members of the portfolio management team for the Geneva Mid Cap Growth Fund and Geneva Small Cap Growth Fund consist of Amy S. Croen, William A. Priebe, Michelle J. Picard and William Scott Priebe, all of whom are associated with Geneva Capital.

The Geneva Mid Cap Growth Fund’s and Geneva Small Cap Growth Fund’s portfolio managers are all Managing Principals of Geneva Capital. All investment professionals, including portfolio managers, receive a competitive, market driven, base salary. In addition to base salary, investment professionals who are also principals of the firm receive a fixed percentage of Geneva Capital’s profits based on their respective ownership stake in the company. Investment professionals, including analysts and portfolio managers, may also receive a discretionary bonus based on their individual contribution to the investment strategy and the firm’s overall success. Additionally, Geneva Capital continually evaluates ways to incent investment professionals who make a positive long term impact. This may include an offer to purchase equity in the firm. Equity participation is offered on an invitation only basis. Geneva Capital believes this compensation plan encourages investment professionals to focus on the long term.

HighMark Capital Management, Inc.

Each of the portfolio managers for each Fund subadvised by HighMark receives a salary from HighMark and participates in the HighMark’s incentive compensation plan, which is an annual plan that pays a cash bonus. The portfolio managers are also eligible to participate in HighMark’s long-term incentive compensation plan. A portfolio manager’s bonus is generally a percentage of his or her salary and is based on (1) an evaluation of the manager’s investment performance, (2) achievement of budgeted financial goals and (3) meeting of business objectives determined by a portfolio manager’s direct supervisor. In evaluating investment performance, HighMark generally considers the one-, two- and three-year (or shorter period if applicable) performance of mutual funds and other accounts under a portfolio manager’s oversight relative, solely or in part, to the peer groups and/or market indices noted below. To encourage exchange of information and support, a part of a portfolio manager’s investment performance evaluation is also based on the performance of other Funds or other accounts that the portfolio manager does not manage. A portfolio manager may also be compensated for providing securities/quantitative analysis for certain Funds, where applicable.

Portfolio Manager	Peer Group
Robert Bigelow	Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed-income portion of HighMark Balanced Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/Credit Index (with respect to HighMark Short Term Bond Fund); iMoneyNet Treasury & Repo Retail (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency Retail (with respect to HighMark U.S. Government Money Market Fund); iMoneyNet First Tier Retail (with respect to HighMark Diversified Money Market Fund) and Morningstar Muni Single State Intermediate Category and Barclays Municipal Bond Index (with respect to HighMark Wisconsin Tax-Exempt Fund)

Edward Herbert	Morningstar Large Blend Category and S&P 500 Index (with respect to HighMark Large Cap Core Equity Fund and the equity portion of HighMark Balanced Fund); Morningstar Small Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Core Fund); Morningstar Large Value Category and S&P 500 Index (with respect to HighMark Value Fund); and Morningstar Large Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund)

Derek Izuel	Morningstar Large Blend Category and S&P 500 Index (with respect to HighMark Large Cap Core Equity Fund and the equity portion of HighMark Balanced Fund); Morningstar Small Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Core Fund); Morningstar Large Value Category and S&P 500 Index (with respect to HighMark Value Fund): and Morningstar Large Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund)

Jeffrey Klein	Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed-income portion of HighMark Balanced Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/ Credit Index (with respect to HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); iMoneyNet Treasury and Repo Retail (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency Retail (with respect to HighMark U.S. Government Money Market Fund); iMoneyNet First Tier Retail (with respect to HighMark Diversified Money Market Fund) and Morningstar Muni Single State Intermediate Category and Barclays Municipal Bond Index (with respect to HighMark Wisconsin Tax-Exempt Fund)

Todd Lowenstein

Morningstar Large Value Category and S&P 500 Index (with respect to HighMark Value Fund); Morningstar Large Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Large Blend Category and S&P 500 Index (with respect to HighMark Large Cap Core Equity Fund and the equity portion of HighMark Balanced Fund); and Morningstar Small Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Core

Fund)

Gregory Lugosi	Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed-income portion of HighMark Balanced Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/ Credit Index (with respect to HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); iMoneyNet Treasury and Repo Retail (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency Retail (with respect to HighMark U.S. Government Money Market Fund); iMoneyNet First Tier Retail (with respect to HighMark Diversified Money Market Fund) and Morningstar Muni Single State Intermediate Category and Barclays Municipal Bond Index (with respect to HighMark Wisconsin Tax-Exempt Fund)

E. Jack Montgomery	Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed-income portion of HighMark Balanced Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/ Credit Index (with respect to HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); iMoneyNet Treasury and Repo Retail (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency Retail (with respect to HighMark U.S. Government Money Market Fund); iMoneyNet First Tier Retail (with respect to HighMark Diversified Money Market Fund) and Morningstar Muni Single State Intermediate Category and Barclays Municipal Bond Index (with respect to HighMark Wisconsin Tax-Exempt Fund)

Raymond Mow	Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund) ; iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed-income portion of HighMark Balanced Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/Credit Index (with respect to HighMark Short Term Bond Fund); iMoneyNet Treasury and Repo Retail (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency Retail (with respect to HighMark U.S. Government Money Market Fund); iMoneyNet First Tier Retail (with respect to HighMark Diversified Money Market Fund) and Morningstar Muni Single State Intermediate Category and Barclays Municipal Bond Index (with respect to HighMark Wisconsin Tax-Exempt Fund)

George Rokas	Morningstar Large Blend Category and S&P 500 Index (with respect to HighMark Large Cap Core Equity Fund and the equity portion of HighMark Balanced Fund); Morningstar Large Value Category and S&P 500 Index (with respect to HighMark Value Fund); Morningstar Large Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); and Morningstar Small Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Core Fund)

Keith Stribling

Morningstar Large Value Category and S&P 500 Index (with respect to HighMark Value Fund); Morningstar Large Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Large Blend Category and S&P 500 Index (with respect to HighMark Large Cap Core Equity Fund and the equity portion of HighMark Balanced Fund); and Morningstar Small Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Core

Fund)

Kenneth Wemer	Morningstar Large Blend Category and S&P 500 Index (with respect to HighMark Large Cap Core Equity Fund and the equity portion of HighMark Balanced Fund); Morningstar Large Value Category and S&P 500 Index (with respect to HighMark Value Fund); Morningstar Large Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); and Morningstar Small Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Core Fund)

David Wines	Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed-income portion of HighMark Balanced Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/Credit Index (with respect to HighMark Short Term Bond Fund); iMoneyNet Treasury & Repo Retail (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency Retail (with respect to HighMark U.S. Government Money Market Fund); iMoneyNet First Tier Retail (with respect to HighMark Diversified Money Market Fund) and Morningstar Muni Single State Intermediate Category and Barclays Municipal Bond Index (with respect to HighMark Wisconsin Tax-Exempt Fund)

Ziegler Lotsoff Capital Management, LLC

The ZLCM portfolio managers receive a base salary plus incentive compensation. They are generally eligible for profit sharing contributions, should the firm make such payments. The amount of incentive compensation ranges between 0% - 100% of base salary. Compensation is based on the performance of the overall business unit as well as specific investment performance versus relevant benchmarks as well as relevant peer group. Overall company performance is also considered in the overall plan.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. The portfolio managers listed do not managed any accounts for which the advisory fee is based on performance.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Bailard, Inc.

Anthony Craddock	Mutual Funds: 1 account, $220,842,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $34.226 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 3 accounts, $392.692 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Eric P. Leve	Mutual Funds: 1 account, $220,842,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $34.226 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 6 accounts, $393.247 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Peter M. Hill	Mutual Funds: 1 account, $220,842,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $34.336 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 6 accounts, $394.317 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Thomas J. Mudge III	Mutual Funds: 1 account, $95,104,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 20 accounts, $210.807 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Sonya Thadani	Mutual Funds: 1 account, $85,424,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 5 accounts, $208.827 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

HighMark Capital Management, Inc.

Robert Bigelow	Mutual Funds: 2 accounts, $366,811,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 22 accounts, $53,847,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Edward Herbert	Mutual Funds: 2 accounts, $161,341,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Derek Izuel	Mutual Funds: 5 accounts, $290,612,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Jeffrey Klein	Mutual Funds: 3 accounts, $637,822,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $85,830,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 31 accounts, $926,709,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Todd Lowenstein	Mutual Funds: 1 account, $353,629,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $26,810,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 7 accounts, $1,034,417,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Gregory Lugosi	Mutual Funds: 3 accounts, $637,822,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $85,830,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 31 accounts, $926,709,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance) (0 accounts, $0 total assets for which the advisory fee is based on performance)

E. Jack Montgomery	Mutual Funds: 6 accounts, $758,050,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $85,830,000 total assets
Other Accounts: 31 accounts, $926,709,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Raymond Mow	Mutual Funds: 3 accounts, $873,191,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, 0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Keith Stribling	Mutual Funds: 1 account, $ 353,629,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $26,810,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 7 accounts, $1,034,417,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

George Rokas	Mutual Funds: 1 account, $79,120,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 5 accounts, $170,671,000 (0 accounts, $0 total assets for which the advisory fee is based on performance)

Kenneth Wemer	Mutual Funds: 2 accounts, $94,974,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 5 accounts, $170,671,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

David Wines	Mutual Funds: 2 accounts, $113,417,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 15 accounts, $886,113,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Geneva Capital Management Ltd.

Amy S. Croen	Mutual Funds: 4 accounts, $1.998 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 532 accounts, $3.250 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Michelle J. Picard	Mutual Funds: 4 accounts, $1.998 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 526 accounts, $3.237 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

William A. Priebe	Mutual Funds: 4 accounts, $1.998 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 522 accounts, $3.241 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

William Scott Priebe	Mutual Funds: 4 accounts, $1.998 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 528 accounts, $3.237 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Ziegler Lotsoff Capital Management, LLC

Mikhail I. Alkhazov	Mutual Funds: 2 accounts, $253,047,193 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $10,189,041 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 159 accounts, $606,198,605 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Paula M. Horn	Mutual Funds: 2 accounts, $205,546,210 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 358 accounts, $2,268,810,528 total assets (1 account, $31,908,901 total assets for which the advisory fee is based on performance)

Donald J. Nesbitt	Mutual Funds: 2 accounts, $253,047,193 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $10,189,041 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 159 accounts, $606,198,605 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Richard D. Scargill	Mutual Funds: 1 account, $168,654,518 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 358 accounts, $2,268,810,528 total assets (1 account, $31,908,901 total assets for which the advisory fee is based on performance)

Eric Zenner	Mutual Funds: 2 accounts, $205,546,210 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $168,654,518 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 358 accounts, $2,268,810,528 total assets (1 account, $31,908,901 total assets for which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

Bailard, Inc.

Bailard’s services are provided to a broad range of client types. Conflicts of interest may arise with Bailard managing the Fund’s assets as well as the assets of its other clients. Some of these may conflicts include:

Bailard and its affiliates have performance-based fee arrangements or allocations (collectively, “Performance Fees”) from some of the funds and accounts that it manages. The Performance Fee may create an incentive for Bailard to favor client accounts and funds that charge Performance Fees (which are likely to be higher fee paying accounts) over other client accounts or funds in the allocation of investment opportunities.

Bailard has adopted Side-by-Side Management policies and procedures to help ensure that all of the accounts we manage are treated fairly regardless of the types of fees that they pay.

From time to time, Bailard may buy, sell or sell short the same securities in different client accounts and in our own proprietary accounts (including those of certain affiliates). These trades may occur in the same direction (that is buying the same security in all affected accounts, selling the same security in all affected accounts or selling short the same securities in all affected accounts). These trades may also occur in opposite directions (that is buying the same security in one account (or accounts) while selling it or selling it short in other account(s) or vice versa). We may buy, sell or sell short the same security in different client accounts and in our proprietary accounts as long as the trades: (i) are consistent with the investment strategy for each account; and (ii) do not systematically favor or disadvantage one account or class of accounts over another.

Where more than one broker is believed to be capable of providing the best execution with respect to a particular portfolio transaction, Bailard may select a broker that provides research or brokerage services to Bailard. Bailard also engages in commission sharing arrangements in which commissions for trades executed by one broker are shared with another broker that provides research or brokerage services to Bailard. In so doing, Bailard may cause a client’s account to pay an amount of commission to a broker greater than the amount another broker would have charged. In selecting such broker, Bailard will make a good faith determination that the amount of commission is reasonable in relation to the value of the research and brokerage services received, viewed in terms of either the specific transaction or Bailard’s overall responsibility to the accounts for which it exercises investment discretion. The receipt of research services or brokerage services from any broker executing transactions for Bailard’s clients will not result in a reduction of Bailard’s customary and normal research activities.

The same Bailard employee may serve as the portfolio manager of accounts with different investment strategies (including competing investment strategies) as long as all such accounts are treated fairly and equitably. Bailard seeks to limit, to the extent that is practicable, the number of instances in which the same individual manages accounts with competing investment strategies.

Geneva Capital Management Ltd.

Geneva Capital’s portfolio managers manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, public entities and foundations) and wrap fee programs (“Other Accounts”). Certain of these Other Accounts may pay higher advisory fees than a Fund creating an incentive to favor the higher paying account. Therefore, conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of such Other Accounts on the other hand. However, Geneva Capital has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Although Geneva Capital’s investment decisions on behalf of a Fund may differ from and/or conflict with advice given to its other clients, some Other Accounts may make investments in the same type of instruments or securities as a Fund at the same time as a Fund. These Other Accounts may have investment strategies similar to a Fund. In addition, Geneva Capital’s personnel may stand to benefit more personally from good investment performance by these Other Accounts than by equivalent performance of a Fund. In those instances where a Fund and another client of Geneva Capital’s trade in the same type of instrument at the same time, Geneva Capital has established trading models and aggregation and allocation procedures to allocate such trades equitably among its various clients and a Fund. In some cases, this procedure may affect adversely the size or price of the position obtainable for a Fund.

In purchasing and selling portfolio securities for a Fund, Geneva Capital seeks to obtain best execution on behalf of its clients. Geneva Capital has adopted procedures to monitor its best execution responsibilities. Geneva may engage broker-dealers on behalf of a Fund who provide research services to Geneva Capital at a commission rate that is higher than another broker might have charged. However, Geneva will only do so if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or Geneva Capital’s other advisory accounts. Research services provided to Geneva Capital from brokers in connection with a Fund’s brokerage transactions and Geneva Capital’s Other Accounts may disproportionately benefit Geneva Capital’s other clients based on the relative amounts of brokerage services provided to a Fund and such other clients.

HighMark Capital Management Inc.

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the HighMark believes are faced by investment professionals at most major financial firms. HighMark and its Board of Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, HighMark’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one HighMark account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. HighMark and its Board of Trustees have adopted compliance procedures that provide that any transactions between a Fund and another HighMark-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

HighMark or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to HighMark and its affiliates.

A Fund’s portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel of HighMark, including a Fund’s portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by HighMark that contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Ziegler Lotsoff Capital Management, LLC

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. ZLCM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, ZLCM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, ZLCM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, ZLCM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, ZLCM may place separate, non- simultaneous, transactions for a Fund and other accounts that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where ZLCM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

ZLCM has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.